EXHIBIT 10.123

CERTAIN PORTIONS OF THIS EXHIBIT AND THE EXHIBITS ATTACHED HERETO, WHICH ARE INDICATED BY “XXX” OR “ENTIRE EXHIBIT REDACTED” HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.

Second Amended and Restated Data Processing Services Agreement

by and among

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

ELECTRONIC DATA SYSTEMS CORPORATION;

and

EDS INFORMATION SERVICES L.L.C.

Dated August 1, 2006

INTRODUCTION

RECITALS:

This SECOND AMENDED AND RESTATED DATA PROCESSING SERVICES AGREEMENT (the "Agreement") is entered into on this 1st day of August, 2006, by and among DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., a Delaware corporation ("Customer"), ELECTRONIC DATA SYSTEMS, INC., a Delaware corporation, and EDS INFORMATION SERVICES L.L.C., a Delaware limited liability company (collectively "EDS").

1.            WHEREAS, EDS is engaged in the business of providing certain information processing, outsourcing, facilities management, systems development and information processing services;

2.            WHEREAS, DOLLAR RENT A CAR SYSTEMS, INC. (“Dollar”), now known as DTG Operations, Inc. due to a corporate name change, and The Sabre Group, Inc. a Delaware corporation (“TSG”) entered into that certain Data Processing Services Agreement, dated November 11, 1997 (the “Dollar Agreement”) (as amended and including any and all schedules, supplements, exhibits and addendums thereto), pursuant to which TSG would provide certain Data Processing Services to Dollar; and

3.            WHEREAS, THRIFTY RENT-A-CAR SYSTEM, INC. (“Thrifty”) and TSG entered into that certain Data Processing Services Agreement, dated November 25, 1997 (the “Thrifty Agreement”) (as amended and including any and all schedules, supplements, exhibits and addendums thereto), pursuant to which TSG would provide certain Data Processing Services to Thrifty; and

4.            WHEREAS, on July 1, 2001, pursuant to Article 15.3 of the Dollar Agreement and Article 15.3 of the Thrifty Agreement, TSG assigned all its rights and obligations to EDS in regards to the Dollar and Thrifty Agreements (as amended and including any and all schedules, supplements, exhibits and addendums thereto); and

5.            WHEREAS, on January 1, 2003, pursuant to Article 15.3 of the Thrifty Agreement, Thrifty assigned all of its rights and obligations to DTG Operations, Inc. and on January 1, 2004 DTG Operations, Inc., a wholly owned subsidiary of Customer, assigned the Dollar Agreement and the Thrifty Agreement to DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.; and

6.            WHEREAS, on January 1, 2004, through the execution of a First Amended and Restated Agreement, Customer and EDS consolidated the Dollar Agreement and Thrifty Agreement pursuant to which EDS has continued to provide to Customer the outsourcing and information processing services described in the First Amended and Restated Agreement; and

7.            WHEREAS, as of the Commencement Date, Customer and EDS wish to amend and expand the outsourcing and information processing services provided to Customer by EDS as described in this Second Amended and Restated Agreement which shall supersede and replace in its entirety the First Amended and Restated Agreement,

NOW, THEREFORE, in consideration of the above premises, and the mutual promises and covenants contained herein, the Parties hereby agree as follows:

ARTICLE 1

DEFINITIONS; INTERPRETATION; APPLICABILITY

1.1	Definitions. The following definitions shall apply to the terms used in this Agreement:

"AAA" means the American Arbitration Association.

"Affiliate" means a Person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with another Person.

"Arbitration Rules" means the Commercial Arbitration Rules and Mediation Procedures of the AAA as amended or supplemented from time to time.

"ARC" means an additional resource charge as further described in Exhibit 4.

"Base Services" means (a) those services described in Article 3.1.1 and Exhibit 2 of this Agreement, and (b) the services rationally related to and subsumed in the services described in Exhibit 2 that were customarily and routinely performed for Customer by XXX. Base Services shall exclude the services directly related to the Retained Functions.

“Customer Competitor” means a Person engaged in the vehicle rental business including, the Persons operating under the following vehicle rental brands: Ace, Advantage, Alamo, Avis, Budget, Enterprise, E-Z Rent-a-Car, Fox, Hertz, National, Rent4Less, US and U-Save.

" Changes" has the meaning given in Article 3.5.

"Contract Change Process" has the meaning given in Article 3.5.

"Consent" means the prior, express, and written consent (which may not be unreasonably withheld, conditioned or delayed unless expressly stated to be at a Party's sole discretion).

"Commencement Date" means the earlier of (i) the date agreed upon in writing by the Parties when EDS shall begin providing the Services to Customer either through its own employees and subcontractors or (ii) October 1, 2006.

"Consequential Damages" means damages consisting of lost profits, lost income, or lost savings or consequential, indirect, special, or incidental damages (however described). "Consequential Damages" does not include any punitive or exemplary damages.

“Critical Service Levels” are those Service Levels that are subject to Performance Credits and Earn-back Credits as identified in Exhibit 3.

"Customer Data" means the following data, whether provided or produced before, on, or after the Effective Date, and whether owned by Customer or by others, including data owned by Customer's clientele: (1) all data that is provided by or on behalf of Customer or any Customer Affiliate to EDS in order for EDS to provide the Services, including keyed input and electronic capture of information by EDS; (2) all data that is provided by or on behalf of EDS to Customer or any Customer Affiliate by means of the Services; (3) all data that is produced by means of Services as an intermediate step in using or producing any of the other Customer Data, including databases and files containing other Customer Data; and (4) all other data related to the performance of the Services, including resource volumes, asset lists, configurations, service levels, scripts, job schedules, the SOW and the Procedures Manual. Customer Data does not include EDS operational data that may be used in connection with, but is not necessary to, EDS' performance of the Services, such as standard form help desk scripts and general knowledge data bases.

“Customer Data Laws” means the laws and regulations applicable at any time and from time to time during the Term to the proper handling of Customer Data, including data privacy, handling of personal data, transborder data flow and data protection.

"Customer Equipment" has the meaning given in Article 4.4.

"Customer Indemnitees" means Customer and its directors, officers, employees, and agents, and any Affiliates of Customer and their respective directors, officers, employees, and agents, and the heirs, executors, successors, and permitted assigns of any of those Persons.

"Customer Leased Equipment" means the equipment, if any, identified in Exhibit 10, together with replacements thereof and supplements thereto, leased by Customer and used by EDS in connection with the delivery of the Services.

"Customer Licensed Software" means the third party Software and related documentation identified in Article 4.2, together with replacements thereof and supplements thereto, licensed, subscribed, or provided by Customer and used by EDS in connection with the delivery of the Services.

"Customer Location" means Customer's location in Tulsa, Oklahoma, in the complex currently known as "Dollar Thrifty Plaza", any locations in the United States where Customer now conducts business, the headquarters office of Customer’s Affiliate in Ontario, Canada, and one international office located in London, England, listed on Exhibit 7 (as such locations are modified from time to time through the Contract Change Process).

"Customer Owned Equipment" means that equipment identified in Exhibit 10, together with replacements thereof and supplements thereto, that is owned by Customer and used by EDS in connection with the delivery of the Services.

"Customer Owned Software" means the proprietary Software licenses and related documentation identified in Article 4.3, together with replacements thereof and supplements thereto, owned by Customer and used by EDS in connection with the delivery of the Services.

"Customer Resources" has the meaning given in Article 4.1.

"Customer Software" means the Customer Licensed Software and the Customer Owned Software.

"Dispute" has the meaning given in Article 12.1.

“EDS Data Center” means any location or locations from which EDS will deliver the Services, such location not being located on property owned by the Customer.

"EDS Indemnitees" means EDS and its directors, officers, employees, and agents, and the heirs, executors, successors, and permitted assigns of any of those Persons.

“EDS Transition Plan” has the meaning given in Article 2.9.

"Effective Date" means August 1, 2006.

"Expiration Date" means the date that is five (5) years from the Commencement Date, any date to which the Term of this Agreement has been extended through mutual Consent, or the date to which the Term is extended by Customer pursuant to Article 2.1 or Article 14, whichever is later.

"General Damages" means actual, out-of-pocket damages, losses, claims, obligations, demands, assessments, fines and penalties (whether civil or criminal), liabilities, expenses and costs (including reasonable fees and disbursements of legal counsel, accountants and consultants), and other direct damages suffered or incurred by a Person. For the avoidance of doubt, "General Damages" excludes punitive damages, exemplary damages and Consequential Damages of such Person.

"Indemnifiable Losses" means losses, claims, obligations, demands, assessments, fines and penalties (whether civil or criminal), liabilities, expenses and costs (including reasonable fees and disbursements of legal counsel and accountants), bodily and other personal injuries, damage to tangible property, and other damages, of any kind or nature, actually suffered or incurred by a Person in connection with a Third Party Claim.

"Indemnification Claim" means a claim or demand by a Party, on its behalf or on behalf of one or more of its other Indemnitees, based on a Third-Party Claim, for indemnification under Article 10.

"Indemnitees" means the Customer Indemnitees or the EDS Indemnitees, as the case may be.

"Industry Data Standards" means the standards of data processing security that are generally accepted within Customer’s industry, to include the Payment Card Industry Data Security Standard as of the Effective Date and those standards adopted in replacement of it or in addition to it by the Parties through the processes described in Exhibit 2.1, Cross Functional Statement of Work.

"Infringement" has the meaning given in Article 10.5.1.

"Intellectual Property Rights" means rights deriving from all patents, patent rights, patent applications, copyrights, copyright registrations, trades secrets, trademarks, service marks, trademark and service mark registrations, goodwill pertaining to trademarks and service marks, and Confidential Information.

"Monthly Base Charge" means the fees and charges set forth in Exhibit 4. for performance of the Base Services.

"Notice" means prior, written notice or other communication complying with Article 15.4. Whenever a period of time is stated for Notice, such period of time is the minimum period and nothing in this Agreement shall be construed as prohibiting a greater period of time.

"Outside Systems" has the meaning given in Article 2.2.

"Party" means each of the signatories to this Agreement, and their successors and assigns as permitted by this Agreement.

"Person" means an individual, a corporation, limited liability company, partnership, trust, association, or legal entity of any kind or nature; or a governmental authority.

"Required Consent" means an enforceable consent and authorization provided by a third-party licensor, lessor, or party to a Third Party Service Contract, consenting to and authorizing EDS's use of a Customer Resource in providing the Services.

"Retained Functions" means the services rationally related to application and data architecture policy, program development, Customer security policy, telecommunications invoice review, Customer’s Integrated Car Rental Systems scope and requirements, business continuity planning and FastLane control file maintenance.

"RRC" means a reduced resource credit as further described in Exhibit 4.

"Service Levels" has the meaning given in Article 3.6.

"Services" means the data processing, outsourcing, application development, maintenance, and other services provided by EDS to Customer under this Agreement, and shall consist of the Base Services and any Variable Services provided by EDS.

"Software" means any computer programming code consisting of instructions or statements in a form readable by individuals (source code) or machines (object code), and documentation and supporting materials therefor, in any form or medium, including electronic media.

"Term" has the meaning given in Article 2.1.

"Termination Assistance Services" means the services provided by EDS to Customer, in addition to the Services and in accordance with Article 14, to enable Customer to obtain services to replace the Services.

"Termination Date" means the date that this Agreement expires or is terminated, in accordance with Article 2.1 or Article 13.

"Third-Party Claim" means a claim of liability asserted against an Indemnitee by a Person other than a Party or an Affiliate.

"Third-Party Service Contract” shall mean the service contracts described in Exhibit 12.

"Tort Damages" means bodily or personal injury or death, or damage to real property or tangible personal property.

“Tower” means a general grouping of related Services that are described within the Statement of Work, namely Servers, End-User Computing, Cross-Functional, Applications Development and Maintenance, and Managed Network Services.

“Transition” means the period during which the responsibility for performance and delivery of Services is transferred to EDS.

“Transition Completion Date” means the date on which all of the Services are provided solely and entirely by EDS.

"Variable Services" has the meaning given in Article 3.3.

"Variable Service Charges" means the charges agreed to by the Parties, pursuant to Article 3.3, for the provision of the Variable Services.

1.2          Interpretive Matters. This Agreement is the result of the Parties' negotiations, and no provision of this Agreement shall be construed for or against either Party because of the authorship of that provision. In interpreting this Agreement, except where the context otherwise requires: (a)"including" or "include" does not denote or imply any limitation; (b) the singular includes the plural, and vice versa, and each gender includes each of the other; and (c) "Article," "Section," "Subsection" and "Exhibit," refer to an Article, Section, Subsection, and Exhibit, respectively, of this Agreement, unless otherwise stated in this Agreement.

1.3          Applicability. The provisions of this Agreement that amend or modify provisions contained in the First Amended and Restated Agreement shall apply to the Parties' contractual relationship following the Commencement Date of this Agreement only, and shall have no retrospective application.

1.4          Joint and Several Liability. Electronic Data Systems Corporation and EDS Information Services L.L.C. are jointly and severally liable for the obligations of "EDS" contained in this Agreement.

ARTICLE 2

TERM AND OVERVIEW OF SERVICES

2.1          Term. Unless earlier terminated as provided in Article 13, the term of this Agreement (the "Term") shall mean the period from the Effective Date to the Expiration Date. If an extension of this Agreement has not been executed by the Parties at least one hundred and forty (140) days before the Expiration Date, Customer shall have the right, in its sole discretion, to extend the Term for a period not to exceed twelve (12) months. Any such extension shall, unless otherwise negotiated, be on the then current terms and conditions of this Agreement (including cost of living increases in the Monthly Charges and Pricing Exhibit (Exhibit 4) other than the extended Expiration Date. Customer shall exercise this right by giving EDS notice one hundred and twenty (120) days before the Expiration Date, which notice shall contain the new Expiration Date.

2.2          Services. EDS shall provide the Services described in Article 3. EDS shall be a non-exclusive provider to Customer of the Services. Customer shall have the right to use, either directly or through a contract with a third party, any and all Customer-owned resources used in performing Services that are located outside the EDS Data Center, even if they are used by EDS in performing Services. Software, computer hardware and equipment used by Customer directly or through a contract with a third party, and which are not used by EDS in performing Services shall be collectively referred to as the "Outside Systems". EDS agrees to cooperate with Customer and any third party providers of Outside Systems. In the event that such Outside Systems interface with the operation of those systems used by EDS in performing Services, and such interface adversely affects EDS’s ability to deliver the Services or to satisfy the Service Levels, then EDS may pursue a Change through the Contract Change Process as described in Article 3.5, and EDS shall continue performing the Services to the extent feasible during such pursuit. Customer shall use the Services for its internal business purposes and (without EDS's Consent) may not transfer the right to receive any Services to any third party, allow any third party to use the Services (excluding Customer's independent contractors' use of the Services in performing Customer's functions which would otherwise be performed by Customer), or use the Services to process data other than Customer Data.

2.3          Customer Resources and Obligations. In order to permit EDS to perform the Services for Customer, Customer shall provide certain equipment, Software, and other Customer Resources, and shall perform the obligations of Customer, as described in Article 4 and elsewhere in the Agreement. EDS shall promptly inform Customer in writing if EDS believes Customer is not meeting its obligations under this Article 2.3.

2.4	Locations and Resources.

2.4.1 The charges set forth in this Agreement are based on the assumption that Customer will access the Services from the Customer Locations.

2.4.2 Except as provided for to the contrary in this Agreement, EDS shall have the right to manage all resources used in providing the Services, as it deems appropriate consistent with the requirements of this Agreement. EDS shall have the right without obtaining Customer's Consent to subcontract (i) to EDS Affiliates, (ii) for any particular services where the value of the contract is less than $XXX in any twelve month period, and (iii) where the subcontract is to add human resources required for the performance of the Services, (iv) for the Services listed in Exhibit 12 (e.g., hardware maintenance, field services). All other subcontracting requires Customer's Consent. In no event shall subcontracting relieve EDS from its responsibility to perform its obligations to Customer under this Agreement and EDS shall be directly liable to Customer for any and all liabilities arising from or relating to such subcontracting; and provided further, that EDS shall not in any event subcontract the functions performed by the EDS Account Manager.

2.5          Account Managers. EDS and Customer shall each appoint an Account Manager and shall designate successor Account Managers in the event of a vacancy. The EDS Account Manager shall be one of the Key Personnel. The EDS Account Manager will have overall responsibility for managing and coordinating delivery of the Services, and supervising performance of EDS' obligations under this Agreement. The Customer Account Manager shall have overall responsibility for providing information and decisions regarding the delivery of the Services, and supervise Customer's obligations or requests for modification under this Agreement. Each Account Manager shall coordinate and consult with each other as needed provided nothing herein shall be construed to eliminate the requirement of formal written notices under Article 15.4. where expressly required in this Agreement.

2.6          Reliance. In performing its obligations under this Agreement, EDS will be entitled to reasonably rely upon any instructions or other information provided to EDS by the Customer Account Manager, or other Customer personnel identified by the Customer Account Manager in writing as having authority to provide the same on behalf of Customer. EDS shall incur no liability or responsibility of any kind in reasonably relying on or complying with any such instructions or information. EDS shall, however, seek clarification in connection with any instruction or direction from Customer that is inconsistent with or contrary to the provisions of this Agreement. In performing its obligations under this Agreement, Customer will be entitled to reasonably rely upon any instructions or other information provided to Customer by the EDS Account Manager. Customer shall incur no liability or responsibility of any kind in reasonably relying on or complying with any such instructions or information. Customer shall, however, seek clarification in connection with any instruction or direction from EDS that is inconsistent with or contrary to the provisions of this Agreement.

2.7          Customer Acquired or Divested Entities. Customer Affiliates may be added to the Agreement at any time at the discretion of Customer. In the event a Customer Affiliate is divested by Customer and was receiving Services at the time of the divestiture, upon request of Customer EDS shall continue to provide the Services to the former Customer Affiliate for a period not to exceed twelve (12) months and Customer shall remain obligated to pay for such Services. If EDS subsequently enters into an agreement for services with the divested entity, any associated reduction in the volume of Services provided to Customer by EDS shall result in an equitable decrease in the charge for the Services under this Agreement determined through the calculation of a reduction that is proportionate to the decrease in the volume of Services, and decreasing such reduction through the addition of any costs that EDS demonstrates are not proportionately reduced.

2.8          Third Party Consents to Assignment to Customer. Third party agreements for Software, hardware or equipment that are used for the proper performance of the Services, including Software licenses and equipment leases listed on Exhibit 12 (“Unleveraged Third Party EDS Contracts”) shall be assignable to Customer, without cost, upon the expiration or termination of this Agreement (unless such requirement is waived by Customer), and EDS agrees to make an assignment of any or all of the Unleveraged Third Party EDS Contracts promptly upon Customer's request.

2.8          EDS Transition Plan. A transition plan (the “EDS Transition Plan”) setting forth the details and timeline as to how the additional Services under this Agreement, (that are not provided by EDS pursuant to the First Amended and Restated Agreement), shall be transferred from Customer to EDS is set forth in Exhibit 18. EDS shall perform its obligations under the EDS Transition Plan in accordance with its terms.

2.10      Customer Governance and Retained Functions. In addition to the Account Managers, EDS and Customer shall each appoint employees to serve on the Governance Committee. The Committee will meet as needed, but no less than four times per year to review the Services as more particularly set forth in Exhibit 6. Customer shall retain the responsibility for Retained Functions.

ARTICLE 3

EDS SERVICES

3.1	Base Services.

3.1.1      Subject to the terms and conditions of this Agreement, EDS shall provide the Base Services to Customer.

3.1.2      Subject to Customer's Minimum Spend Commitment (as defined in Exhibit 4) for Monthly Base Charges, if Customer wishes to request modifications to the Base Services, including additions, deletions and rearrangements thereof, then Customer shall submit such requests to EDS in writing. Subject to the foregoing, in the event that a request contemplates a reduction in Base Services and is not a RRC as described in Exhibit 4, EDS shall evaluate such request and provide Customer with a proposed Contract Change to reduce the Monthly Base Charge in accordance with the Contract Change Process and consistent with the pricing methodology contained in Exhibit 4. In the event that a request contemplates an addition to or restructuring of Base Services and is not an ARC as described in Exhibit 4, it shall be reviewed as a Contract Change for purposes of the Contract Change Process described in Article 3.5.

3.1.3    EDS will use commercially reasonable efforts to identify changes in technology necessary to provide the Base Services to Customer at a level required to support the Customer's operations, and to recommend changes in technology, related to the Base Services, that would improve Customer's operations. In particular, EDS may make recommendations to Customer regarding the refreshment, upgrade, and maintenance status of Customer's Software portfolio. EDS shall maintain reasonable currency as to all Software provided by EDS in the performance of the Services, as more specifically set forth in Exhibit 2. For equipment provided by EDS, EDS shall refresh such equipment as necessary to maintain software currency as defined above. For Customer Software and Customer Equipment, EDS will implement and support upgrades and new releases as directed by Customer or as required in an applicable Service Level. If Customer Equipment is no longer eligible for service by the applicable third party provider or Customer Software is not reasonably current (due to Customer direction), EDS will (a) provide reasonable Notice to Customer of the degradation in service and (b) continue to use commercially reasonable efforts to provide the Services using such Customer Software and Customer Equipment. If such circumstances impair EDS's ability to meet applicable Service Levels, then EDS is relieved of meeting the applicable Service Levels to the extent of the impairment, after the date of such notice to Customer and Customer’s Consent to such relief. Any disagreement shall be resolved pursuant to the dispute resolution procedure described in Article 12.

3.1.4    In providing Base Services, and to complement Customer's provision of Customer Resources, EDS shall at its expense (a) supply network equipment within the EDS Data Center (e.g. EDS shall supply and maintain cables, routers (other than those that are supplied and managed by Customer's wide area network providers), switches and hubs within the EDS Data Center); (b) be responsible for network hardware, Software and functions within the EDS Data Center; and (c) arrange for the provision and maintenance of an industry-standard (Metropolitan Area Network, Frame Relay, MPLS, ATM or the like) communication path between the EDS Data Center and the Customer Location; provided, however, that in all events such communication path shall meet or exceed the performance specifications of the communication path used by EDS with Customer as of the Effective Date. Customer acknowledges that EDS is not a licensed provider of communications services and therefore shall arrange, as the contracting party, for the provision of the communication services through a third party provider that is selected by EDS and Customer and is licensed to provide telecommunications services. EDS shall monitor such provider's performance of its obligation to provide and maintain the communications services, work with such provider and Customer to resolve problems with the communications services, and take all actions necessary (including contract enforcement) to cause such provider to perform such obligation.

3.1.5    EDS may modify, amend, enhance, update or provide an appropriate replacement for any element of its systems at any time; provided, that EDS shall provide at least ninety (90) days Notice to Customer with respect to such action, there shall be no reduction of the functionality provided by the Services and there shall be no effect on the Service Levels.

3.2          Software Development Costs. Statements of Work and monthly invoices which include charges for Software development by EDS will include detail regarding estimates for and actual costs incurred by EDS in the development of Software and other information sufficient for Customer to comply with Statement of Position 98-1 issued by the American Institute of Certified Public Accountants all as set forth in Exhibit 4.

3.3	Variable Services

3.3.1    At Customer's request, and subject to the terms of this Article 3.3, EDS may perform services that are not included in Base Services. These Services shall be referred to as “Variable Services,” and the charges for such Variable Services will be determined in accordance with a pricing mechanism agreed to by the Parties and included in Exhibit 4 to this Agreement. For the avoidance of doubt, Variable Services do not include additional volumes of Base Services, which, if required, will be charged to Customer in accordance with the pricing mechanism set forth in Exhibit 4. EDS shall provide Customer with a written description of the work to be performed by each Party, the Parties' responsibilities with respect to that work, a work schedule, and EDS's charges for that work. Charges for such Variable Services shall be competitive with the market rates for such services provided to similar customers for similar services and shall take into account the EDS resources and expenses for Base Services that will no longer be required, if the Variable Services are performed by EDS using the same EDS resources. Upon receiving (i) Customer's written approval of the authorization to proceed and agreement to pay EDS's charges, and (ii) applicable development specifications, where appropriate, the Parties shall execute a written supplement to this Agreement setting forth any special terms and conditions applicable to such Variable Services, and EDS will begin performing the Variable Services.

3.3.2    If Customer intends to engage a service provider other than EDS to provide a Variable Service, then EDS shall have a reasonable opportunity to make a proposal to Customer to provide the Variable Service, which proposal (if made) shall be made in accordance with the procedure described in Article 3.3.1. If Customer nevertheless elects to contract with a third party for the provision of the Variable Service, then Customer shall so notify EDS. Prior to installation, implementation or operation of Software or other technology resulting from a Variable Service, EDS shall be entitled to evaluate the compatibility of the Software or other technology resulting from the Variable Service with the systems being operated by EDS in providing the Services. EDS's installation, implementation or operation of technology resulting from a Variable Service additionally shall be subject to the Contract Change Process described in Article 3.5.

3.4	[RESERVED]

3.5          Contract Change Process. All proposed changes by Customer or EDS (i) that contemplate a change to, and not simply an increase in or reduction of, the Services, (ii) to Customer Equipment, Customer Software, Customer Location, Customer's wide-area network (including equipment, network and Software components) or the configuration of information systems, and which would affect EDS’s performance or delivery of the Services or EDS’s ability to satisfy the Service Levels, or (iii) that involve Customer proposals for Variable Services, (collectively, "Changes"), shall be subject to using a formal contract change process (the "Contract Change Process"). The Contract Change Process is set forth in Exhibit 20. No Changes will be implemented without first satisfying the Contract Change Process, and executing a written supplement to this Agreement setting forth applicable specifications, schedules, resources to be utilized, responsibilities of the Parties, definition of successful completion based on objective criteria, any changes in Service Levels, and any Variable Service Charges resulting from the Change.

3.6          Service Levels. The Parties agree that Exhibit 3 shall set forth mutually-agreed standards for the performance of the Services (the “Service Levels”). The Service Levels will include, without limitation, objective measures of EDS performance of the Services, including but not limited to response times, problem resolution times, and system availability. Customer shall have the right to designate Service Levels as critical to the success of their operation as set forth in Exhibit 3 (“Critical Service Levels”). Such Critical Service Levels are identified in Exhibit 3 and shall be subject to performance credits and earn-back opportunities as described therein.

3.7          Root Cause Analysis. Promptly, and in no event later than XXX days after the occurrence of any information technology outage or incident (i) which results in nonattainment of a Service Level or creates a reasonable expectation that nonattainment of a Service Level will occur, or (ii) for which the Parties otherwise agree a Root Cause Analysis is appropriate, EDS shall: (A) perform an initial root-cause analysis to identify the cause of such outage or incident, (B) take steps to correct such cause and its effects (regardless of whether caused by EDS) and take steps to bring the situation in compliance with the affected Service Level, (C) provide Customer with an initial written report detailing the cause of, and procedure for correcting, such outage or incident, and (D) provide Customer with satisfactory evidence that EDS has taken initial steps to prevent recurrence of such outage or incident. The correction of any such outage or incident shall be performed by EDS pursuant to a project plan developed by the Parties. EDS will, at EDS expense and through the use of EDS resources not otherwise dedicated to the performance of Services, correct outages or incidents attributable to EDS' failure to perform Services in accordance with its obligations under the Agreement. With respect to all other outages or incidents, regardless of the cause, EDS will use the EDS resources within the scope of the Services to correct the outage or incident, including resource reallocation with Customer approval, without expending a material amount of additional time or cost. If an outage or incident arises despite EDS' performance of Services in accordance with its obligations under this Agreement, (i) EDS shall be entitled to temporary relief from its obligation to timely comply with the affected Service Level, but only to the extent and for the duration so affected; and (ii) Customer shall reimburse EDS for EDS’ expenses to correct such failure, but only to the extent EDS incurs additional cost and expense and such expense is approved in advance by Customer, unless the Parties otherwise mutually agree. Nothing contained in this Section 3.7, including EDS' performance of its obligations hereunder, in any manner alters, modifies, or limits Customer's rights in the event of a Service Level Default as set forth in Exhibit 3 to this Agreement.

ARTICLE 4

CUSTOMER RESOURCES

4.1          Customer Resources. In order to facilitate EDS's performance of the Services, Customer shall provide to EDS the Customer Equipment, Customer Software, Third Party Service Contracts (described in Exhibit 12) and Required Consents (the "Customer Resources"). The Customer Resources shall be used by EDS solely in the performance of the Services.

4.2          Customer Licensed Software. Customer will obtain any licenses, consents, approvals or authorizations from third parties necessary for EDS to legally and physically access and use any Customer Licensed Software (described in Exhibit 12) and associated maintenance services necessary to perform the Services, and will provide written evidence of such consents to EDS upon EDS's written request. EDS shall comply with the terms and conditions of the licenses provided to EDS and listed on Exhibit 12 governing the Customer Licensed Software pertaining to the scope of the license grant and obligations relating to the protection of the licensor's rights in the relevant Software. Customer shall pay all costs and expenses associated with the Customer Licensed Software, including all required license, installation, maintenance and upgrade fees. The Customer Licensed Software will be made available to EDS in a form and on media compatible with the Customer Equipment and any equipment EDS is then operating on Customer's behalf, together with appropriate documentation and other materials.

4.3          Customer Owned Software. Customer will provide EDS with object, executable, and where required, source code for the Customer Owned Software (described in Exhibit 11) necessary for EDS to perform the Services, together with any consents, approvals, or authorizations from third parties necessary for EDS to legally and physically access and use the Customer Owned Software in object, executable, and source code form, for the sole purpose of providing the Services, and will provide written evidence of such consents to EDS. EDS shall at all times comply with Customer’s policies and procedures, initially as set forth in Exhibit 4, as they exist at any time and from time to time during the Term governing the possession of source code for Customer Owned Software. During the Term, Customer grants to EDS a royalty-free, non-exclusive and non-transferable license to use, copy and display the Customer Owned Software, including its source code, for the sole purpose of providing the Services. The Customer Owned Software will be available to EDS in a form and on media compatible with the Customer Equipment and any equipment EDS is then operating on Customer's behalf, together with the appropriate documentation and will be provided in a timely manner when required by EDS in the performance of the Services. EDS shall not combine or use Customer Owned Software in connection with so-called "open source" or "copyleft" Software, including Software licensed under the terms of the GPL, Mozilla Public License, LGPL, or MIT licenses without Customer’s prior written Consent. Customer consents to the continued use of Linux and open source applications and utilities to the extent currently used in Customer’s IT environment.

4.4          Customer Equipment. During the Term, Customer will provide to EDS, at no cost to EDS, access to and use of all equipment and hardware, including Customer Owned Equipment and Customer Leased Equipment (collectively the "Customer Equipment") necessary for performance of the Services, except that EDS shall provide the equipment described in Article 3.1.4. The Customer Equipment initially shall be provided in good working order and condition, and shall be accompanied by all manuals, instructions, written warranties and other materials, in Customer's possession, which may be relevant to EDS' operation of the Customer Equipment. Financial responsibility for Customer Equipment is set forth in the Financial Responsibility Matrix attached as Exhibit 4A. If Customer is requested by EDS to purchase additional Customer Equipment, or if Customer desires to purchase additional Customer Equipment, in accordance with the Agreement, then EDS shall in all instances have the opportunity to present to the Customer a proposal for purchase of such equipment through EDS, which proposal may be accepted or rejected by Customer in its sole discretion. EDS shall have no responsibility or liability to Customer for the condition or performance of any equipment purchased from sources other than EDS until such equipment meets EDS’ minimum performance standards, but EDS shall cooperate with Customer's efforts to enforce warranties made by the original seller of such equipment.

4.5          Software Maintenance. Customer will provide, or cause to be provided, all maintenance functions pertaining to the Customer Software. As more fully described in Exhibit 2, EDS shall cooperate with the efforts of Customer, or other parties providing maintenance services, to correct errors in Customer Software and otherwise maintain the Customer Software, and shall provide the operational support for Customer Software maintenance specifically described in Base Services.

4.6	RESERVED

4.7          Change in Customer Resources.

4.7.1      EDS shall periodically evaluate the sufficiency of the Customer Resources, as components supporting EDS's performance of the Services and the satisfaction of the Service Levels. If EDS reasonably determines that a change in Customer Resources (including changes in the nature of renewals, replacements or upgrades of Customer Resources) is necessary or appropriate, in order to provide the Services or satisfy the Service Levels, then EDS shall advise Customer of EDS's recommendations, including EDS's assessment of the adverse effect upon the provision of Services or the satisfaction of Service Levels, which would result from the failure to make the recommended changes. Promptly thereafter, Customer shall, with EDS's consultation, consider the costs and benefits of implementing EDS's recommendation and notify EDS of Customer's decision whether to implement the recommended changes in the Customer Resources. If Customer decides to implement such changes, then such changes shall be implemented (with the assistance and consultation of EDS) as soon as reasonably practical. If Customer decides not to implement such changes, then, by supplement to this Agreement, the Parties shall modify the Services and, if appropriate, the Service Levels, to reflect the changes in Services or Service Levels resulting from Customer's decision not to make the recommended changes, but only to the extent that the Services and Service Levels are directly impacted by the deficiency in Customer Resources that were identified by EDS and validated through the Contract Change Process. If the Parties do not agree on the modification to Services or Service Levels necessitated by Customer's election not to cure a validated deficiency in Customer Resources, the Parties shall implement the dispute resolution procedure described in Article 12. EDS shall not purchase additional Customer Resources on Customer's behalf, without Customer's prior Consent. This Article shall not apply to resources provided by EDS.

4.7.2      Customer shall provide all necessary information, advice, approvals, and signatures on contracts, pertaining to the Customer Resources, as may be reasonably requested by EDS. Customer shall provide to EDS all documents, assignments and assistance reasonably requested by EDS for the purpose of enforcing warranty and other claims with respect to Customer Equipment, and other performance by third parties under Third Party Service Contracts.

4.8           Failure to Obtain Required Consents or to Provide Resources. In the event that any Required Consent is not obtained with respect to any of the Customer Resources, then, unless and until such Required Consent is obtained, the Parties shall cooperate in achieving a reasonable alternative arrangement. If Customer fails to provide to EDS any Required Consent or other Customer Resources required to be provided pursuant to this Article 4, then EDS shall be excused from performing the Services if and to the extent such nonperformance during such period results from such failure to provide such Customer Resources, and EDS's nonperformance will not be deemed to be a breach of the Agreement or grounds for termination of this Agreement by Customer.

4.9          Payment Responsibility for Customer Resources. Customer shall be responsible for, and discharge on a timely basis, all financial obligations (including amounts due to third parties) with respect to the acquisition, ownership, maintenance and use of the Customer Resources and for any related charges (including late fees, interest, taxes and legal expenses) as set forth in Exhibit 4.

ARTICLE 5

CUSTOMER DATA, SAFEGUARDING EQUIPMENT AND AUDIT RIGHTS

5.1          Customer Data. EDS shall obtain no rights, ownership or otherwise, in or to the Customer Data, and Customer shall have no restrictions in Customer’s use of Customer Data. EDS has certain responsibilities prescribed as of the Effective Date by applicable Customer Data Laws and the Industry Data Standards as a processor of the Customer Data and hereby acknowledges such responsibilities. Customer has certain responsibilities prescribed as of the Effective Date by applicable Customer Data Laws and the Industry Data Standards as owner and controller of the Customer Data and hereby acknowledges such responsibilities. EDS shall process the Customer Data in accordance with (a) the terms of this Agreement which includes Customer’s requirements as reflected in Exhibit 2, and (b) EDS’ obligations under the Customer Data Laws and the Industry Data Standards, and Customer is consenting to EDS’ access to the Customer Data for such purpose. If the Customer Data Laws, the Industry Data Standards, or the activities contemplated by this Agreement are modified or new Customer Data Laws or Industry Data Standards that are applicable to such activities come into effect, EDS will work with Customer in an effort to continue to comply with such Customer Data Laws or Industry Data Standards as so modified or added, but to the extent that such modifications or additions constitute Variable Services, the Parties will follow the Contract Change Procedures for the implementation of such Variable Services.

Customer will have the right to establish backup security for the Customer Data and to keep backup data and data files in its possession if it so chooses; provided, however, that EDS will have access to such backup data and data files as is reasonably required by EDS. EDS personnel will not attempt to access or allow access to Customer Data that is not required for performance of the Services by such personnel. EDS will promptly notify Customer of any breach or potential breach of security relating to the Customer Data of which EDS becomes aware and will investigate the root cause of such breach or potential breach in accordance with Article 3.7 of this Agreement. The Customer Data shall not be used by EDS for any purpose other than that of providing Services, nor shall such Data or any part of such Data be disclosed, sold, assigned, leased or otherwise disposed of to third parties by EDS or commercially exploited by or on behalf of EDS, its employees or agents, except as may be required by applicable law, in which case Customer shall be given prior Notice, or permitted by other express provisions of this Agreement.

5.2          Safeguarding Customer Equipment. EDS will establish and maintain safeguards against the destruction, loss or alteration of the Customer Equipment located in real estate facilities owned or leased by EDS, which are in effect at the EDS Data Center with respect to EDS equipment as of the Effective Date. Any labels or markings used by Customer to indicate ownership of Customer Equipment shall not be removed or altered by or on behalf of EDS. In the event that additional safeguards for such equipment are reasonably requested by Customer in writing, EDS shall provide such additional safeguards, and Customer shall reimburse EDS for EDS's costs in providing such additional safeguards. While Customer Equipment is located in a facility owned or leased by EDS, EDS shall be responsible for risk of loss with respect to the Customer Equipment, except to the extent that any loss or damages are caused by the actions or omissions of Customer.

5.3          Security at EDS Data Center. EDS will perform its normal security procedures at any EDS Data Center where Services are performed by EDS for Customer. Such procedures at the EDS Data Center shall be those in effect at the EDS Data Center as of the Effective Date. With respect to those Services to be performed by EDS at a Customer facility after the Effective Date, EDS shall follow security procedures no less rigorous than those being performed by Customer immediately prior to the Effective Date until such Services are migrated by EDS to an EDS Data Center. In the event that additional security procedures are reasonably requested by Customer in writing for any location where EDS is providing Services to Customer, EDS shall perform such additional security procedures, and Customer shall reimburse EDS for EDS's costs in providing such additional safeguards. EDS personnel shall comply with the customary rules of Customer set forth in Exhibit 2 (which shall not unreasonably impede EDS in the performance of its obligations under this Agreement) with respect to access to Customer Location, the Customer Data and data files.

5.4          Security at Customer Location. Customer will perform its normal security procedures at the Customer Location and establish and maintain safeguards against the destruction, loss or alteration of the Customer’s Equipment or EDS-owned equipment in the possession of Customer, which are those in effect at the Customer Location as of the Effective Date. In the event that additional safeguards for such equipment are reasonably requested by EDS, Customer shall provide such additional safeguards, and EDS shall reimburse Customer for Customer's costs in providing such additional safeguards.

5.5          Audit Rights. EDS shall provide such auditors and inspectors as Customer may from time to time designate (upon ten (10) days' Notice except for internal audits or inspections or those conduced by federal or state regulators) with reasonable access to the EDS Data Center and any and all other EDS facilities in any manner involved in the performance of Services, including data storage facilities, for the limited purpose of performing, at Customer’s expense, audits or inspections of any or all of the following: (i) Customer's Resources, (ii) the handling of Customer Data, including a SAS 70, Type II or similar audit, (iii) the development or modification of systems used or to be used in performing Services, (iv) networks used in performing Services, through the use of network penetration tests and similar mechanisms, (v) EDS's compliance with Customer's electronic records retention program and other compliance control activities related to Sarbanes-Oxley and the overall Customer control environment as set forth in Exhibit 2, and (vi) the performance of Services under this Agreement. If requested by EDS, audits shall be conditioned upon the auditor's signing an agreement reasonably satisfactory to EDS agreeing to maintain the confidentiality of EDS's Confidential Information, as provided in Article 7.1, and indemnifying EDS for personal injury or property damage caused by the auditor. EDS will provide to such auditors and inspectors any assistance that they reasonably require. Customer shall pay EDS for EDS's costs for any resources required by the auditor inspection in addition to the resources that EDS would otherwise use in the performance of Services, at the rates set forth in Exhibit 4; provided, however, that Customer shall not incur any additional costs in connection with its performance of one annual audit of EDS’s controls by Customer’s Internal Audit Department and one annual audit by Customer’s independent auditor, to ascertain whether there are deficiencies in the effectiveness, design or operation of EDS’s controls as they pertain to the performance of Services. EDS shall provide Customer with a written estimate of any anticipated additional costs prior to the commencement of an affected audit or inspection. If any deficiencies in EDS’s controls are identified through audits under subparagraphs (ii), (iv), or (v) hereunder, EDS shall remediate such deficiencies within a commercially reasonable time at EDS’s cost and shall allow Customer to retest the controls after the remediation, at no charge to Customer. Customer shall cooperate with EDS in the reallocation of Resources during the period of remediation.

ARTICLE 6

PAYMENTS TO EDS

6.1          Monthly Charges. Subject to other terms and conditions contained in this Agreement, for each month during the Term, Customer shall pay to EDS the monthly base charge specified in Exhibit 4, as adjusted from time to time according to the adjustment procedures described in the Agreement ("Monthly Base Charge"). In addition to the Monthly Base Charge, Customer shall pay to EDS those other charges, if any, identified in Exhibit 4. EDS will send monthly invoices for Monthly Base Charge and Variable Service charges.

6.2          Variable Service Charges. Customer shall pay EDS for all Variable Services provided by EDS, in accordance with the charges and payment in Exhibit 4 or as otherwise agreed in a statement of work for such Services to be agreed upon in writing by the Parties. To the extent that EDS is required to perform additional Services which cannot be performed or which Customer chooses not to perform within the Base Services as a result of Customer's errors or omissions in providing or approving specifications for Services, then such additional Services shall be considered Variable Services.

6.3          Out-of-Pocket Expenses. Out-of-pocket and incidental expenses, including travel and travel-related expenses, incurred by EDS in connection with the performance of the Agreement shall be included in the Monthly Base Charge, except for travel expenses for travel specifically requested and approved in advance by Customer.

6.4	Time, Manner of Payment and Payment Disputes.

6.4.1 Customer shall pay EDS the Monthly Base Charge on or before the seventh (7th) day of the month to which the Monthly Base Charge pertains. All other sums due to EDS under this Agreement will be due and payable within XXX days after receipt by Customer of an invoice from EDS which shall be separate from the invoice for the Monthly Base Charge. All payments shall be made in United States dollars. Any sums due EDS under this Agreement that are not paid when due shall bear interest from the date due until paid at a rate equal to the lesser of (a) the prime rate established at the due date by Citibank, New York, N.A., or (b) the maximum rate of interest allowed by applicable law at the due date.

6.4.2 Customer shall have the right to withhold payment of up to XXX (XXX%) of sums due to EDS provided Customer provides EDS written notice, within twenty (20) days of Customer’s receipt of the invoice, setting forth the specific reasons why Customer in good faith disputes the charges, and further provided that any disputed amounts withheld that are in excess of XXX dollars ($XXX) shall be held in escrow by a mutually-agreed third party not affiliated with either party pursuant to the terms of the Escrow Agreement attached as Exhibit 19 which shall be executed simultaneously with this Agreement. The expense of the escrow will be shared equally by the parties. In the event that EDS refutes Customer’s basis for disputing the charges, the dispute resolution process set forth in Article 12 shall be implemented to resolve the dispute. Payment of charges by Customer shall not prevent Customer from raising disputes and claiming a credit due from EDS.

6.5	Taxes.

6.5.1 Customer shall be responsible for (and shall indemnify EDS for) all taxes, duties, and similar charges, including but not limited to, national, federal state and local sales, use, excise, value added, withholding, registration fees, stamp taxes and importation and custom duty taxes or similar taxes (including penalty and interest unless it is assessed due to EDS’ act or omission) imposed on EDS arising from this Agreement, excluding taxes based on EDS's net income; and any additional tax imposed on EDS as a result of any reimbursements under this provision.

6.5.2 Each of EDS and Customer is responsible for the reporting and payment of any ad valorem taxes due on property owned by it or leased by it form a third party.

6.5.3 EDS shall prepare at its expense and timely file or shall cause to be prepared and timely filed all sales and use tax returns, and any other state or local privilege or excise tax returns, which EDS is required to file during the Term and that relate to the Services.

6.6          No Deductions. All payments by Customer shall be made, in accordance with this Article 6, free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto except as otherwise provided for in Section 6.4.2 as to disputed amounts. If Customer shall be required by law to deduct any such amounts from or in respect of any sum payable hereunder, then the sum payable shall be increased as may be necessary so that after making all required deductions EDS receives an amount equal to the sum that it would have received had no such deductions been made.

6.7          Proration. All periodic charges under this Agreement are to be computed on a calendar month basis, and will be prorated for any partial month.

6.8          Rights of Set-off. With respect to any amount to be reimbursed to Customer or otherwise payable to Customer by EDS pursuant to this Agreement, EDS may, at its option, pay that amount by giving Customer a credit against the charges on the following month’s invoice that are otherwise payable to EDS under this Agreement. With respect to any amount to be reimbursed to EDS or otherwise payable to EDS by Customer pursuant to this Agreement, Customer may, at its option, pay that amount by giving EDS a credit against the charges otherwise payable to Customer under this Agreement.

6.9          Benchmarking. After the second anniversary of the Effective Date of this Agreement, either party may request a benchmark study to compare the price of the Services as set forth in Exhibit 22.

ARTICLE 7

CONFIDENTIAL INFORMATION AND PROPRIETARY RIGHTS

7.1          Confidential Information. Except as otherwise provided in this Agreement, EDS and Customer each agree that (a) Customer Data and Customer Owned Software, and (b) all information communicated to it by the other, including, without limitation, the terms of this Agreement, which is (i) written information marked or identified as proprietary or confidential, and (ii) oral or visual information identified as proprietary or confidential at the time of disclosure, which is accurately summarized in writing and provided to the other party in such written form promptly after such oral or visual disclosure, shall constitute "Confidential Information" and will be received in strict confidence, will be used only for the Parties performance of their respective obligations under this Agreement, and will not be disclosed by the recipient Party, its subcontractors or employees without the Consent of the other Party. EDS and Customer each shall use the same means it uses to protect its own confidential information, but in any event not less than reasonable means, to prevent the disclosure of the Confidential Information to outside parties. However neither EDS nor Customer shall be prevented from disclosing information which belongs to such Party or is (a) already known by the recipient Party without an obligation of confidentiality; (b) publicly known or becomes publicly known through no unauthorized act of the recipient Party; (c) rightfully received from a third party without an obligation of confidentiality (provided, however, that this exception does not apply to information received from a Customer Affiliate or from Customer's franchisees or clientele); (d) independently developed without use of the other Party's confidential information; (e) disclosed without similar restrictions to a third party by the Party owning the confidential information; (f) approved by the other Party for disclosure in writing; or (g) required to be disclosed pursuant to a requirement of a governmental agency or law, if the disclosing Party provides the other Party with Notice of this requirement prior to disclosure, and provides the other Party with reasonable assistance to limit the disclosure of such information. In particular, if in the opinion of Customer's legal counsel, this Agreement is required to be disclosed in connection with a filing with the Securities and Exchange Commission, then Customer will diligently seek confidential treatment for information related directly or indirectly to pricing, indemnification, limitations on liability, and such other areas as EDS may reasonably request.

7.2          Intellectual Property. Each Party shall own and retain ownership of Intellectual Property Rights the Party owns as of the Effective Date, and, unless otherwise expressly conferred elsewhere in this Agreement, neither Party grants the other Party any rights of any nature in the owning Party's Intellectual Property Rights. Subject to Section 7.3, ownership rights in any and all Customer Data and modifications to or derivative works of Customer Owned Software developed and delivered by EDS under this Agreement, including any software changes made by EDS to Customer Owned Software as part of the Services shall as between Customer and EDS, be owned by Customer, and to the extent that any such developments comprise a work of authorship under federal copyright law, they shall be deemed "works made for hire." Customer grants to EDS a royalty-free, non-exclusive and non-transferable license to use, copy, display and (to the extent needed to perform Services) modify the derivative works of Customer Owned Software, including its source code, and use such software in the furtherance of EDS’s delivery of Services to Customer. EDS shall not disclose Customer’s trade secrets or proprietary information, and shall not use any such software in connection with the delivery of services to any Customer Competitor or similar entity involved in the automobile rental business. Subject to the limitations pertaining to open source software set forth in Sections 4.3 and 8.2, EDS may introduce its own or a third party’s intellectual property into the environment from which the Services are delivered. Nothing contained in this Section grants to EDS any right or authorization to sublicense any Customer Owned Software, either alone or in conjunction with any other software or code.

7.3          Residual Knowledge and Proprietary Rights. Subject to the terms of Article 7.1 and Article 7.2, either Party shall be free to use the ideas, concepts or know-how that such Party acquired or developed during the performance of the Services that are in intangible form. Either Party may acquire, license, market, distribute, develop for itself or others, or have others develop for it, similar technology performing the same or similar functions as the technology contemplated by this Agreement. EDS retains all right, title and interest in and to any and all Intellectual Property Rights, Software and documentation, Software development tools, know-how, methodologies, processes, technologies or algorithms used in providing the Services that are trade secrets or proprietary information of EDS or its Affiliates or otherwise owned or licensed by EDS or its Affiliates. Customer retains all right, title and interest in and to any and all Intellectual Property Rights, Software and documentation (including Customer Software and its derivative works), Software development tools, know-how, methodologies, processes, technologies or algorithms used in providing the Services that are trade secrets or proprietary information of Customer or its Affiliates or otherwise owned or licensed by Customer or its Affiliates.

ARTICLE 8

WARRANTIES

8.1          Mutual Warranties. Each party represents and warrants to the other that: (i) it is a corporation duly organized and validly existing and in good standing under the laws of its jurisdiction of formation and place of principal business; (ii) the performance of its obligations hereunder has been duly authorized by all necessary corporate action; (iii) this Agreement is a legal, valid and binding obligation enforceable against it in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization, liquidation and other laws and equitable principles relating to or affecting the enforcement of creditor's rights generally as they may be applied in the event of the bankruptcy, insolvency, moratoruim, reorganization or liquidation of, or the appointment of a receiver with respect to the property of, or a similar event applicable to, such Party; (iv) neither the execution and delivery of this Agreement nor the performance of any of its obligations hereunder, nor the consummation of any of the transactions comtemplated hereby, will violate any agreement to which it is a party or any provision of its Certificate of Incorporation, Articles of Incorporation, By-Laws or other document of corporate governance, nor any applicable law, regulation, rule, judgment, order or decree; and (v) it has duly obtained or made all consents, approvals or authorizations of, or registrations, declarations or filings with, any governmental authority which are required as a condition to the valid execution, delivery and performance of this Agreement on its part.

8.2          Additional EDS Warranties. EDS additionally represents and warrants to Customer that (i) EDS shall exercise due care and diligence, shall perform Services in a professional and workmanlike manner, and its facilities shall conform to industry standards of fire prevention, access control, electrical surge protection, and flood damage minimization, (ii) all Required Consents necessary to perform EDS's obligations under Article 2.8 exist and will remain in existence throughout the Term, (iii) EDS has provided to Customer true and correct copies of all EDS Unleveraged Third Party Contracts, (iv) EDS is not (and to its knowledge, the licensor, lessor or third party provider under any EDS Third Party Contract is not) in default in any material respect under any of the EDS Third Party Contracts, (v) EDS shall comply with the licensing terms for any and all open source software used in conjunction with the performance of Services. Notwithstanding the foregoing, EDS makes no representation, warranty, nor shall EDS indemnify any party with respect to so-called “open source” or “copyleft” software, including Linux, Sun Solaris 10, software licensed under the terms of the GPL, Mozilla Public License, LGPL, or MIT licenses.

8.3          Additional Customer Warranties. Customer additionally represents and warrants to EDS that: (i) to Customer's knowledge after reasonable investigation, and subject to the receipt of any applicable Required Consents, EDS will have the right to use the Company Resources to perform the Services to the same extent as utilized by Customer in the conduct of its business as of the Effective Date, (ii) subject to the receipt of any applicable Required Consents, the Customer Resources which EDS has obtained or will obtain the right to use are all of the resources, including hardware, Software, network functions, services, and facilities (other than personnel and financial resources), which Customer was using as of the Effective Date to provide Customer's existing data processing services, (iii) Customer has provided to EDS true and correct copies of all leases, licenses and service contracts governing, describing, or pertaining to the Customer Resources, and (iv) Customer is not (and to its knowledge, the licensor, lessor or third party provider under any Customer Resource is not) in default in any material respect under any of the licenses, leases, Third Party Service Contracts or other agreements governing or pertaining to Customer Resources.

8.4          Viruses. Each Party will use commercially reasonable measures to screen any Software provided or made available by it to the other Party hereunder for the purpose of avoiding the introduction of any "virus" or other computer Software routine or hardware components which are designed to (i) permit access or use by third parties to the Software or the other Party, not authorized by this Agreement, (ii) disable or damage hardware or damage, erase or delay access to Software or data of the other Party, or (iii) perform any other similar actions.

8.5          No Other Representations or Warranties. THE WARRANTIES SPECIFIED HEREIN ARE THE ONLY WARRANTIES MADE BY THE PARTIES WITH RESPECT TO THE SERVICES. THERE ARE NO OTHER WARRANTIES, EXPRESS OR IMPLIED, BY OPERATION OF LAW OR OTHERWISE, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR INTENDED USE OR A PARTICULAR PURPOSE, OR ANY IMPLIED WARRANTIES ARISING OUT OF COURSES OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE. NO REPRESENTATION OR OTHER AFFIRMATION OF FACT WHICH IS NOT CONTAINED IN THIS AGREEMENT, INCLUDING WITHOUT LIMITATION STATEMENTS REGARDING CAPACITY, SUITABILITY FOR USE, OR PERFORMANCE OF SYSTEMS, HARDWARE COMPONENTS, SOFTWARE OR DATA, OR RELATING TO THE SERVICES, WHETHER MADE BY EDS OR OTHERWISE, SHALL BE DEEMED TO BE A WARRANTY FOR ANY PURPOSE OR GIVE RISE TO ANY LIABILITY OF EDS.

ARTICLE 9

LIMITATIONS OF LIABILITY

9.1          Intended Allocation of Risks; Exempted Events. The allocation of risks between the Parties, and the limitations on the Parties' liabilities and remedies, set forth in Article 9 and elsewhere in this Agreement are specifically intended by the Parties, as part of their bargain (i.e., part of the consideration for their other respective benefits and obligations) in this Agreement. The Parties acknowledge that they have negotiated with the advice of legal counsel, such allocation and limitations.

XXX.

9.2          Limitation on Types of Damages. EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, IN NO EVENT WILL EITHER PARTY BE LIABLE FOR PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES, INCLUDING DAMAGES RESULTING FROM LOSS OF USE, LOSS OF DATA, LOSS OF PROFITS OR LOSS OF BUSINESS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, EVEN IF SUCH PARTY KNOWS, OR HAS REASON TO KNOW, OF THE POSSIBILITY OF SUCH DAMAGES; XXX.

9.3          Limitation on Amount of General Damages and Liabilities. Except as otherwise provided in this Agreement, EDS’s liability with respect to any claim or series of related claims arising out of or related to this Agreement, regardless of the form of action that imposes liability, whether in contract, equity, negligence, intended conduct, tort or otherwise, shall be limited to an amount equal to the Monthly Base Charge and charges for Variable Services for the XXX calendar month period ending immediately prior to the date that the claim, giving rise to such General Damages or liability arose. In the event that a claim arises during the initial XXX month period of the Term, the limitation shall be calculated as the actual Monthly Base Charge and charges for Variable Services paid plus the estimate of such charges for the balance of such initial twelve month period. Except as otherwise provided in this Agreement, Customer’s liability with respect to any claim or series of related claims arising out of or related to this Agreement, regardless of the form of action that imposes liability, whether in contract, equity, negligence, intended conduct, tort or otherwise, shall be limited to an amount equal to the Monthly Base Charge and charges for Variable Services for the XXX calendar month period ending immediately prior to the date that the claim, giving rise to such General Damages or liability arose.

9.4	XXX.

9.5          Time for Claims. A party may assert or make a claim against the other Party for any breach of this Agreement, or for that other Party's liability under this Agreement, only within two (2) years after the discovery of the events giving rise to the claim; except that, with respect to an Indemnification Claim based on a Third Party Claim, the two-year period shall begin on the date that the Third-Party Claim is asserted or made.

9.6          Warranties. Each Party's warranties in this Agreement are made solely to and for the benefit of the other Party. No Person other than a Party may assert or make a claim based on the other Party's warranties under this Agreement.

9.7          Equitable Relief. To the extent that any monetary relief available under this Agreement is not an adequate remedy for any breach of this Agreement, or upon any breach or impending breach of Article 7.1, the non-breaching Party may be entitled to injunctive relief or other equitable remedies as a remedy for that breach or impending breach by the other Party, in addition to any other remedies granted to the non-breaching Party in this Agreement. Such equitable relief may be obtained either in arbitration, as described in Article 12.3, or in a court of competent jurisdiction.

9.8          Waiver of Remedies. No forbearance, delay, or indulgence by a Party in enforcing this Agreement, within the applicable time limits stated in this Agreement, shall prejudice the rights or remedies of that Party. No waiver of a Party's rights or remedies regarding a particular breach of, or occurrence of any other event described in, this Agreement constitutes a waiver of those rights or remedies, or any other rights or remedies, regarding any other or any subsequent breach of, or occurrence of any other event described in, this Agreement.

ARTICLE 10

INDEMNIFICATION

10.1	Representations and Warranties.

10.1.1 Customer shall indemnify, defend and hold harmless the EDS Indemnitees from and against all Indemnifiable Losses resulting from, arising out of, or relating to Indemnification Claims with regard to any breach of (a) any representation or warranty of Customer set forth in Article 8; (b) Customer's covenant in Article 4.9 (Payment for Customer Resources); (c) Customer's covenants to obtain licenses, consents, approvals and authorizations, in accordance with Articles 4.2 (Customer Licensed Software) and 4.3 (Customer Owned Software); (d) Customer obligations under Article 7.1 (Confidentiality) and (e) Customer’s obligations under Articles 5.1 and 5.4 (Customer Data and Security at Customer Location).

10.1.2 EDS shall indemnify, defend and hold harmless the Customer Indemnitees from and against all Indemnifiable Losses resulting from, arising out of, or relating to Indemnification Claims with regard to any breach of (a) any representation or warranty of EDS set forth in Article 8 except for Section 8.2(i), (b) EDS' obligations under Article 7.1 (Confidentiality), (c) EDS' obligations under Articles 5.1, 5.2, 5.3 and 5.4 (Customer Data and Security), and (d) EDS' obligations under Article 4.2 (Customer Licensed Software).

10.2	[RESERVED]

10.3       Employment Related Matters. From and after the Effective Date, Customer will indemnify, defend and hold harmless the EDS Indemnitees from and against all Indemnifiable Losses arising from Indemnification Claims actually suffered or incurred by a EDS Indemnitee, caused by or arising out of any hiring, termination or other personnel action taken by Customer with respect to any current or former employee of Customer. From and after the Effective Date, EDS will indemnify, defend and hold harmless the Customer Indemnitees from and against all Indemnifiable Losses arising from Indemnification Claims actually suffered or incurred by a Customer Indemnitee, caused by or arising out of any hiring, termination or other personnel action taken by EDS with respect to any current or former employee of EDS.

10.4       Tort Damages. EDS shall indemnify, defend and hold harmless the Customer Indemnitees, and Customer shall indemnify, defend and hold harmless the EDS Indemnitees, from any all Indemnifiable Losses, including Tort Damages, arising out of Indemnification Claims for personal injury or property damage caused by the indemnitor.

10.5	Infringement.

10.5.1    Each party (the “Indemnitor”) shall indemnify, defend and hold harmless the other party (and, in the case of Customer, the Customer Indemnitees, and in the case of EDS, the EDS Indemnitees; generically, “Indemnitee”), from and against all Indemnifiable Losses arising out of any Indemnification Claims of infringement ("Infringement") of any Intellectual Property Right or similar proprietary rights conferred by contract, or by common law or by any law of the United States or any state, and alleged to have occurred because of Services, Software, systems or other resources or items provided to the Indemnitees by the Indemnitor or the Indemnitor's Affiliates; except that neither party shall be responsible to indemnify the Indemnitee for Indemnification Claims of Infringement pertaining to Software licensed or provided to the Indemnitee, at the Indemnitee’s written request.

10.5.2  Without limiting the indemnity obligations described in Article 10.5.1, if any such Software or other item provided by a Party become, or in the Party's opinion is likely to become, the subject of a claim of Infringement, then the Indemnitor may, at its option and expense: (i) procure for the Indemnitee the right to use such infringing item free of any liability for Infringement; or (ii) replace or modify the infringing item with a non-infringing substitute otherwise satisfying all the functionality of the replaced item.

10.5.3  The foregoing sets forth the Indemnitor's sole and exclusive liability, and Indemnitee's sole and exclusive remedies, with respect to any claims for Infringement.

10.6	Indemnification Procedures.

10.6.1  The indemnification obligations set forth in this Article 10 shall not apply unless the Party claiming indemnification: (i) notifies the other promptly of any matters in respect of which the indemnity may apply and of which the notifying Party has knowledge, in order to allow the Indemnitor the opportunity to investigate and defend the matter, provided, however, that the failure to so notify shall only relieve the Indemnitor of its obligations under this Article 10 if and to the extent that the Indemnitor is materially prejudiced thereby; and (ii) gives the other Party full opportunity to control the response thereto and the defense thereof, provided, however, that the Indemnitee will have the right to participate in any legal proceeding and to be represented by legal counsel of its choosing, all at the Indemnitee's cost and expense.

10.6.2  The Indemnitor shall not be obliged for any settlement or compromise made without its Consent. The Indemnitee agrees to cooperate in good faith with the Indemnitor at the request and expense of the Indemnitor.

ARTICLE 11

FORCE MAJEURE

If either Party is prevented, hindered, or delayed in the performance of any of its obligations hereunder because of any nonperformance by the other Party or any third party engaged by the other Party, natural disaster, civil disturbance, court order, governmental act, electrical failure (other than in an EDS Data Center) or telecommunication failure or error not caused by such Party, or other circumstance beyond such Party's control, then such Party shall be excused from performance of the obligation for as long as such circumstance prevails and such Party continues to use all reasonable efforts to recommence performance of the obligation whenever and to whatever extent feasible.

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ARTICLE 12

DISPUTE RESOLUTION

12.1       Performance Review: Informal Dispute Resolution. The EDS Account Manager and the Customer Account Manager will meet as often as shall reasonably be requested by either Party to review the performance of either Party's obligations under this Agreement. In addition, in the event of a dispute, controversy or claim of any kind in nature arising under or in connection with this Agreement (including disputes as to the creation, validity, interpretation, breach or termination of this Agreement) (each, a "Dispute"), then upon the written request of either Party, the EDS Account Manager and the Customer Account Manager will meet for the purpose of endeavoring to resolve the Dispute. If such representatives cannot resolve the Dispute within thirty (30) days of their initial meeting, then upon the written request of either Party, each of the Parties will appoint a designated senior business executive (other than the EDS Account Manager and the Customer Account Manager) whose task it will be to meet for the purpose of endeavoring to resolve the Dispute. These designated executives will meet as often as the Parties reasonably deem necessary in order to gather and furnish to the other all non-privileged information with respect to the Dispute which the Parties believe to be appropriate and germane in connection with its resolution. Such executives will discuss the Dispute and will negotiate in good faith in an effort to resolve the Dispute without the necessity of any formal proceeding related thereto. The specific format for such discussions will be left to the discretion of the designated executives but may include the preparation of agreed-upon statements of fact or written statements of position furnished to the other Party. No formal proceedings for the mediation, arbitration, or juridical resolution of such dispute or controversy may be commenced until either or both of the designated officers conclude in good faith that amicable resolution through continued negotiation of the matter in issue is not likely to occur.

12.2       Mediation. Any Dispute that the Parties are unable to resolve through the informal discussions and negotiations pursuant to Article 12.1 will promptly be submitted to non-binding mediation, which will be held in Tulsa, Oklahoma. The Parties will mutually determine who the mediator will be from a list of mediators obtained form the AAA. The mediator shall be a person experienced with data processing services and contracts. If the Parties are unable to agree on the mediator, then the mediator will be selected by the AAA.

12.3       Dispute Resolution. Subject to Articles 9.7 and 12.4.2, Disputes between the Parties not resolved by the means described above shall be resolved exclusively by arbitration pursuant to the terms below.

12.3.1    If no further agreement has been reached after such good faith discussions, then either Party, upon thirty (30) days notice to the other Party identifying with particularity those areas in dispute, may submit such dispute to arbitration. Any such arbitration shall be held in Tulsa, Oklahoma under the Arbitration Rules of the AAA. The arbitration panel shall consist of three arbitrators, each of whom shall be a person experienced with data processing services and contracts. The Parties shall each nominate an arbitrator within thirty (30) days of the notice submitting the dispute to arbitration and the nominated arbitrators shall agree on the third arbitrator within thirty (30) days after the both of them have been nominated.

12.3.2     The Parties agree that the award of the arbitration shall be the sole and exclusive remedy between the Parties regarding any claims, counterclaims, issues or accounting presented to the arbitrators; that the award must be in accordance with the award in U.S. Dollars free of any tax, deduction, or offset; that any costs, fees or taxes incident to enforcing the award shall, to the maximum extent permitted by law, be charged against the Party resisting such enforcement, and that the arbitrators shall have no right or authority to grant, and the Parties hereby waive any right to seek to receive, damages that are excluded by Article 9 or damages that exceed the limitations in Article 9. The arbitrators shall have the non-exclusive authority to award specific performance or an injunction to the prevailing Party, and to grant temporary injunctive relief or other extraordinary, interim, equitable relief, in accordance with principles governing the availability of equitable remedies in accordance with this Agreement.

12.3.3  The arbitrators shall allow such discovery as is appropriate to the purposes of arbitration in accomplishing fair, speedy and cost effective resolution of disputes. The arbitrators shall reference the rules of evidence of the Federal Rules of Civil Procedure then in effect in setting the direction of such discovery.

12.3.4    The award shall be final and binding on the parties, and judgment on the award may be entered in and enforced by any court of competent jurisdiction. Upon the request of either Party, the arbitrators shall be required to deliver a written opinion addressing, at a minimum, the facts, law and reasoning which resulted in the award.

12.4	Effect of Dispute Resolution.

12.4.1  During any dispute resolution process or proceeding, as described in this Article 12, EDS shall continue to provide Services hereunder, and Customer shall continue to perform its obligations (including the obligation to make payments to EDS) in accordance with the Agreement; provided, however, that the fact that dispute resolution has commenced or may be continuing shall not impair the exercise of a Party's termination rights, in accordance with the provisions of this Agreement.

12.4.2  Other than those matters described in Article 9.7, or an action necessary to enforce the award of the arbitrator, the Parties agree that the provisions of this Article 12 are a complete defense to any suit, action or other proceeding instituted in any court or before any administrative tribunal with respect to any Dispute or the provisions of Services by EDS. Nothing in this Article 12 prevents the Parties from exercising their rights to terminate this Agreement in accordance with Article 13.

12.4.3 Notwithstanding anything in this Article 12 to the contrary, in the event the amount of Customer’s claim underlying a Dispute exceeds $XXX, Customer may, in its sole discretion, elect to forgo the dispute resolution process and may immediately file an action in the state or federal courts located in Tulsa County, Oklahoma. EACH OF THE PARTIES CONSENTS TO THE EXCLUSIVE PERSONAL JURISDICTION AND VENUE OF THE COURTS, STATE AND FEDERAL, LOCATED IN TULSA, OKLAHOMA, AND EACH PARTY WAIVES ALL OBJECTIONS TO IN PERSONAM JURISDICTION, VENUE AND CONVENIENCE OF FORUM. EACH OF THE PARTIES WAIVES THE RIGHT TO A JURY TRIAL.

ARTICLE 13

TERMINATION

13.1       Termination for Breach. In the event of certain breaches of this Agreement, EDS or Customer may terminate this Agreement in accordance with this Article 13.1:

13.1.1      Upon a material breach of any of EDS’ obligations under this Agreement, Customer may terminate this Agreement on thirty (30) days Notice to EDS of its intent to terminate, if EDS fails to cure the material breach within such thirty (30) days; and provided that such cure period will be extended an additional thirty (30) days if such material breach is susceptible to being cured within such additional thirty (30) day period, EDS delivers to Customer a comprehensive written plan (satisfactory to Customer) to cure such breach within such period, and EDS uses reasonable efforts to cure such breach within such period. In both instances, unless EDS cures the material breach, the termination shall be effective as of the first day following the end of the cure period or extended cure period as the case may be.

13.1.2      Upon Customer's breach of its obligation to make payments to EDS in accordance with this Agreement that are not in dispute and escrowed as provided in Article 6, EDS may terminate this Agreement on thirty (30) days Notice to Customer of its intent to terminate, if Customer fails to cure the breach within such thirty (30) days.

13.1.3	XXX.

13.1.4      If either party (i) is adjudicated bankrupt or insolvent by a court of competent jurisdiction, (ii) substantially ceases to do business as currently conducted, (iii) fails to pay its debts generally as they become due, or (iv) takes steps to declare bankruptcy, wind up, dissolve or liquidate (in each case, other than for the purposes of an amalgamation, restructuring, or reconstruction pursuant to which the surviving entity becomes bound by or assumes the obligations under this Agreement), or a receiver, trustee or similar officer is appointed over (or a lien holder takes possession of) all or a substantial part of such Party's property or assets, or anything similar to any of the foregoing occurs in relation to such Party under the laws of any jurisdiction, the non-defaulting Party may terminate this Agreement on Notice to the defaulting Party.

13.2

Termination for Convenience. Customer may terminate this Agreement or terminate EDS’ obligations to provide all or any Tower of the Services, for convenience and without cause at any time, by giving EDS at least one hundred eighty (180) days prior written notice designating the Termination Date and paying to EDS on the Termination Date the amounts set forth below. Upon request by Customer prior to a termination of the Agreement, EDS will provide Customer with a good faith estimate of the following amounts and EDS and Customer will negotiate in good faith to determine the maximum termination fee that Customer would pay if Customer elects in the subsequent thirty (30) day period after the maximum fee is agreed upon to exercise its right to terminate the Agreement for reasons of convenience at that time. If the termination fee based upon actual wind-down expenses is less than the maximum agreed to, Customer would pay the lesser amount.

13.2.1. Recovery of actual wind-down expenses provided EDS must make commercially reasonable efforts to minimize such expenses. The price paid by Customer to EDS for any EDS assets and the cost savings resulting from Customer hiring EDS personnel shall be deducted from any actual wind-down expenses. Wind-down and other expenses include the following:

13.2.1.1 Actual cost related to relocation or severance of EDS employees solely and directly supporting delivery of Services, provided, however, EDS shall follow its customary policies and procedures in relocating or terminating employees and “relocating” expenses shall not include any increase in compensation, moving expenses or the purchase of an employee’s residence, and further provided that in no event will Customer be responsible for any costs associated with any employee's visa or immigration status.

13.2.1.2 Unamortized depreciation on any assets owned by EDS and which are dedicated solely to providing Services that EDS is unable to re-deploy elsewhere (such assets shall then be conveyed to Customer without further cost).

13.2.1.3 Costs associated with early termination of any Unleveraged Third Party EDS Contracts that EDS is unable to use elsewhere, provided that such Contracts were assignable to Customer and Customer elected not to accept such an assignment.

13.2.1.4 Any unpaid invoices, if and to the extent agreed to by the parties from time to time.

13.2.1.5 The financed EDS expenses and unrecovered EDS profit in the amount set forth on the termination fee schedule included in Exhibit 4 corresponding to the effective date of the termination.

13.3      Additional Payments. EDS' right to receive amounts payable (as of the Termination Date) to EDS under Article 6 of this Agreement, or payable pursuant to Article 14.1, shall survive the termination of this Agreement in accordance with this Article 13.

13.4      Post Contract Verification. The Parties acknowledge that EDS has not had the opportunity to independently verify the information provided by Customer and that Customer has not yet provided all information to EDS with respect to XXX. As a result, during the period of time beginning on the date the relevant information is provided by Customer and ending 60 days thereafter, EDS and Customer will cooperate with each other, and Customer will provide to EDS such documents, reports and other information as EDS deems reasonably necessary or desirable in order for EDS to evaluate the potential impact, if any, of XXX. If EDS concludes through this review that a modification to the Services, Monthly Base Charges or other charges is required, the Parties shall meet to attempt to agree on the scope of such change, if any. In the event that the Parties cannot resolve this issue within ten days of the meeting, the issue shall be resolved through the dispute resolution procedure set forth in Article 12.

ARTICLE 14

TERMINATION ASSISTANCE SERVICES

14.1             Any termination notice shall specify a termination date (“Termination Date”). The period commencing on the date of a termination notice or six months prior to the Expiration Date, whichever is applicable, and continuing until ninety (90) days after the Termination Date or the Expiration Date, as the case may be, shall be referred to as the “Termination Assistance Period”. Customer may extend the Termination Assistance Period, one or more times on thirty (30) days advance notice, but for a period not to exceed six months in total. During the Termination Assistance Period EDS will provide to Customer such termination assistance (including cooperation with Customer's efforts to migrate data processing services to another facility) as may be reasonably requested by Customer. Such termination assistance (collectively, the "Termination Assistance Services") may include the types of services described on Exhibit 21 attached hereto. The quality of the Services and Termination Assistance Services shall not be diminished during the Termination Assistance Period. In addition to the foregoing extension rights, Customer may extend the Termination Assistance Period, one or more times on less than thirty (30) days advance notice, still subject to the six month total Termination Assistance Period (a “Short Notice TAS Extension”). In such event, EDS will use commercially reasonable efforts to provide to Customer such termination assistance (including cooperation with Customer's efforts to migrate data processing services to another facility) as may be reasonably requested by Customer. The quality of the Services and Termination Assistance Services may be diminished following a Short Notice TAS Extension during the Termination Assistance Period. Following a Short Notice TAS Extension, Customer shall pay EDS for Services at the rate Customer would pay if the Agreement remained in effect plus a premium not to exceed XXX percent (XXX%) over such rates, plus EDS’ actual, direct, and incremental charges for accommodating the Short Notice TAS Extension. EDS must make commercially reasonable efforts to mitigate such charges.

Other than in the event of a Short Notice TAS Extension, Customer shall pay EDS for Services at the rate Customer would pay if the Agreement remained in effect or, in the case of the expiration of the Agreement, at the rate paid by Customer as of the Expiration Date. Other than in the event of a Short Notice TAS Extension, Customer shall only pay EDS’ actual, direct, and incremental charges for Termination Assistance Services not included in the Services and EDS must make commercially reasonable efforts to mitigate such charges. If this Agreement is terminated by EDS as the result of Customer's nonpayment or insolvency, EDS may require that, as a condition to EDS' obligation to provide termination assistance to Customer during each month, Customer pay to EDS, on or before the first day of that month, an amount equal to EDS' reasonable estimate of the total amount payable to EDS for termination assistance during that month.

14.2            Termination Assistance Period. EDS shall not be required to perform the Termination Assistance Services for a period in excess of one hundred and eighty (180) days from and after the Termination Date.

14.3            Personnel. Customer shall have the right, during the Termination Assistance Period, to extend offers of employment to and to hire up to sixty (60) employees of EDS or an EDS Affiliate who would otherwise be subject to the restrictions set forth in Article 15.7.

ARTICLE 15

MISCELLANEOUS

15.1            Compliance with Applicable Law. Each Party will comply with all applicable laws, rules, regulations and ordinances governing its business, facilities and assets. On the Effective Date, each Party, at its own expense, will have obtained all necessary approvals from governmental, regulatory or other authorities with jurisdiction over its business, facilities and assets to enter into and perform its obligations under this Agreement.

15.2	Import, Export, Exchange Controls.

15.2.1            Customer will be responsible for obtaining any necessary government approvals, consents, licenses and/or permits to enable Customer to (a) export any products or technical data required for EDS' performance under this Agreement from the United States or any other country of origin, (b) import such products and technical data into any other country, and (c) pay EDS all amounts in U.S. Dollars as required by this Agreement. Upon request, EDS will promptly provide Customer with any end-user certificates, affidavits regarding re-export or other certificates and documents as are reasonably available to EDS and required from EDS to obtain any such approvals, consents, licenses and /or permits. The obligations of EDS under this Agreement as they pertain to items affected by import and export issues shall be conditioned on Customer's obtaining such approvals, consents, licenses and/or permits. Each Party shall bear all costs, fees and expenses associated with obtaining such approvals, consents, certificates, affidavits and other items for which it is responsible under this Agreement, and upon request will provide to the other evidence that any such items have been obtained and all fees have been paid.

15.2.2            Notwithstanding anything in this Agreement to the contrary, Customer shall not directly or indirectly export (or re-export) any hardware, products, Software, technical data or products thereof or permit transshipment of same (a) to any country or destination for which the United States Government or a United States Government agency requires an export license or other approval for export without first having obtained such license or other approval, or (b) it otherwise contrary to United States law. The term "technical data" shall include the Services and any technical assistance provided by EDS. This obligation shall survive the expiration or termination of this Agreement.

15.3            Binding Nature and Assignment. This Agreement shall be binding on Customer and EDS and their respective successors and assigns. A Party's rights and duties under this Agreement may not be assigned by such Party, without the prior Consent of the other Party, except that a Party may assign its rights and duties under this Agreement (a) to a creditworthy third party into which such Party merges, or which acquires all or substantially all of the assets of such Party; or (b) to an Affiliate of the assigning Party, provided, that such assignment to such Affiliate shall not (without the prior Consent of the non-assigning Party) release the assigning Party from its continuing duties and obligations under this Agreement; provided, however, that no such assignment shall change the nature or scope of the Services to be provided under this Agreement.

15.4            Notices. All notices, requests, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed given when delivered personally, on the next business day when sent by overnight courier or similar service, on receipt, refusal or as of the first attempted date of delivery if unclaimed after being mailed when mailed by certified or registered first class mail with a confirmation copy by first class mail, to each Party at the following address, or to such other address as that Party may have specified by notice given to the other pursuant to this provision:

If to EDS:

Electronic Data Systems Corporation

Attention: Client Executive

Skip Gray

5310 East 31st Street

Tulsa, Oklahoma 74135

With a copy to:	Electronic Data Systems Corporation

Attention: General Counsel

5400 Legacy Drive

Plano, Texas 75024

If to Customer:	Dollar Thrifty Automotive Group, Inc.
Attention: VP of ITTS
5310 East 31st Street
Tulsa, Oklahoma 74135
Facsimile Number: 918-669-2955

With a copy to:	Dollar Thrifty Automotive Group, Inc.
Attention: General Counsel
5330 East 31st Street
Tulsa, Oklahoma 74135
Facsimile Number: 918-669-3046

15.5            Counterparts. This Agreement may be executed in several counterparts, all of which taken together shall constitute one single agreement between the Parties.

15.6            Headings Not Controlling. The headings in this Agreement are for convenience of reference only and do not constitute a part of this Agreement and will not be deemed to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement will be enforced and construed as if no heading had been used in this Agreement.

15.7            Restrictions on Hiring. Subject to the rights provided to Customer in Article 2.4.3 and in Article 14.3, each Party agrees that, during the term of this Agreement and for XXX thereafter, neither it nor any of its Affiliates will, except with the Consent of the other, offer employment to, employ, or engage as an independent contractor by the other, or any Affiliate of the other, if that person was involved in any way in the negotiation or performance of this Agreement.

15.8            Savings Clause. In the event any provision of this Agreement is held to be invalid or unenforceable, such provision shall be deemed modified to the extent necessary to become valid and enforceable.

15.9             Nature of Relationship. EDS shall be and act as an independent contractor hereunder, and no employee of either Party shall be deemed to be an employee of the other for any purposes whatsoever. EDS shall have complete managerial control over its employees and shall have sole responsibility for selecting, supervising, directing and controlling the work of, and may, subject to the terms in Article 2 and Exhibit 5, dismiss, replace or reassign at any time, any member of its project staff. Subject to Article 2.4.5, EDS may utilize subcontractors during the Term, subject to such subcontractors agreeing in writing to maintain the confidentiality of Customer Data in accordance with Article 7.1. In no event shall the parties be considered joint venture partners or fiduciaries, or have any other relationship other than independent contractors.

15.10           Approvals. Where agreement, approval, acceptance, consent or similar action by either Party is required by any provision of this Agreement, such action shall not be unreasonably conditioned, delayed or withheld.

15.11           Attorney's Fees. If any legal action or other proceeding is brought for the enforcement of any award under Article 12, the prevailing Party shall be entitled to recover reasonable attorney's fees and expenses and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

15.12           Media Releases. All media releases, public announcements and public disclosures by either Party relating to this Agreement or its subject matter, including, without limitation, promotional or marketing material (but not including any announcement intended solely for internal distribution by the disclosing party or any disclosure required by legal, accounting or regulatory requirements beyond the reasonable control of the disclosing Party) shall be coordinated with and approved by the other Party in writing prior to the release thereof. EDS will use Customer as a reference with another customer or prospective customer of EDS at least annually during the Term. Neither party will unreasonably withhold consent to the public announcement of this Agreement.

15.13           No Third Party Beneficiary. Except as otherwise provided herein, nothing in this Agreement may be relied upon or shall benefit any Party other than Customer or EDS. Without limiting the foregoing, nothing in this Agreement, either expressed or implied, will confer upon any employee of Customer or EDS any right or remedy, including, without limitation, any right to employment or continued employment for any specified period of time.

15.14           Entire Agreement. This Agreement, including any Exhibits, referred to herein and attached hereto, each of which is incorporated in this Agreement for all purposes, constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement, all prior oral or written statements, representations, proposals, or descriptions are hereby superseded in their entirety, and there are no representations, understandings, or agreements relating to this Agreement that are not fully expressed herein. No amendment, modification, waiver or discharge of this Agreement shall be valid unless in writing and signed by an authorized representative of the Party against which such amendment, modification, waiver or discharge is sought to be enforced.

15.15           Governing Law, Jurisdiction and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma, regardless of conflict of laws rules. The Parties submit to the jurisdiction of state and federal courts sitting in Tulsa, Oklahoma, over any action or proceeding which, pursuant to Article 12, may be brought in court, and which arises out of this Agreement, and waive any objection based upon improper venue, with respect to any such action or proceeding in such courts.

15.16           Survival. The agreements contained in the following Articles shall survive the termination or expiration of this Agreement and specifically shall continue to apply to their Termination Assistance Services: Article 6, Article 7, Article 8, Article 9, Article 10, Article 12, Article 14, Article 15.11, and other provisions of Article 15 governing the interpretation or enforcement of this Agreement.

15.17           Customer Satisfaction Survey. EDS shall conduct annual end user satisfaction surveys during the Term in accordance with this section. The survey will measure Customer end user and management views on satisfaction with quality and availability of Services. The surveys shall cover a random representative sample of the end users and, as a separate sample category, senior Customer management. Customer and EDS will work jointly on and mutually agree on the contents of and the process for conducting the customer satisfaction survey. EDS will be responsible for the creation of the customer survey and the process definition of the survey. Customer shall provide reasonable assistance to EDS to: (i) identify the appropriate sample of end users, (ii) distribute the surveys, as required, and (iii) encourage participation by such end users in order to obtain statistically significant results. EDS shall review the results of the surveys with Customer. The customer satisfaction survey results will be made available to Customer for distribution to Customer end users.

IN WITNESS WHEREOF, EDS and Customer have each caused this Agreement to be signed and delivered by its duly authorized officers, all as of the Effective Date.

ELECTRONIC DATA SYSTEMS, INC.

By: /s/ James Dullum

Name: James Dullum
Title: Enterprise Client Executive

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

By: /s/ Donald M. Himelfarb

Name: Donald M. Himelfarb

Title: Senior Executive Vice President and CAO

EDS INFORMATION SERVICES L.L.C.

By: /s/ James Dullum

Name: James Dullum
Title: Vice President

LIST OF EXHIBITS

1	Definitions
2.	Statements of Work
2.1	Cross-Functional – General Services
2.2	Cross-Functional – Equipment and Software Services
2.3	Server Services
2.4	Managed Network Services
2.5	End-User Computing Services
2.6	Application Development and Maintenance Services (ADM)
2.6.1	ADM Field Technology

3	Service Levels
Exhibit 3-A	Service Level Matrix
Exhibit 3-B	Definitions of Critical Service Levels and Key
Measurements
Exhibit 3-C	Critical Deliverables
Exhibit 3-D	Service Levels Outcome Examples
Exhibit 3-E	Measuring Tools and Methodologies
Exhibit 3-F	Severity Levels
4	Pricing and Financial Provisions
Exhibit 4-A	EDS Pricing Forms
Exhibit 4-B	Financial Responsibility/Asset Ownership Matrix
Exhibit 4-D	Resource Baselines
5	Human Resources Provisions
Exhibit 5-A	Affected Personnel
Exhibit 5-B	Personnel Projection Matrix
6	Governance Model
Exhibit 6-A	Committee Relationships and Memberships
Exhibit 6-B	ITTS SOX-Related Control Activities
Policies and Procedures Manual Content
7	Customer Locations

8	Technical Architecture and Product Standards
9	Current and Planned Projects
10	Customer Equipment and Assets
11	Customer Owned Software
12	Third Party Contracts
Exhibit 12-A	Third Party Software
Exhibit 12-B	Third Party Service Contracts
Exhibit 12-C	Third-Party Equipment Maintenance
Exhibit 12-D	Maintenance Charges
13	Reports
14	Customer Satisfaction Survey
15	Business Continuity Plan
16	IT Disaster Recovery Plan
17	Network Summaries and Topologies – Service Area Demarcation
18	Transition Plan
19	Escrow Agreement
20	Contract Change Process
21	Termination Assistance Services
22	Benchmarking

DTG and EDS CONFIDENTIAL	Exhibit 1 Definitions

1.0	DEFINITIONS

This Exhibit contains defined terms that are used in the Second Amended and Restated Data Processing Services Agreement (“Agreement”) between Customer and EDS and all Exhibits and Attachments thereto. Additional definitions are found in Article 1 of the Agreement and throughout the Agreement.

Term	Definition
Actual Uptime

Means the measurement of time that a particular System, Application, Software, Hardware, Network or any other part of the Services is actually available during the Measurement Window, and such measurement will be calculated by subtracting Downtime from the Scheduled Uptime.

Additional Resource Charge (ARC)	See Article 1 of the Agreement.
ADM	Means Application Development and Maintenance Services, as specified in Exhibit 2.6.
ADM - Development

Means specific services, functions, and responsibilities required for planning and implementing new Applications and solutions to meet Customer’s business objectives, including functions in Exhibit 2.6 (ADM) Section 3.0 through Section 6.0.

Affected Contractors

Means contract personnel providing services to Customer, and performing In-scope Services in lieu of Customer employees, where the contract personnel are paid based on billable hours or by means other than a long-term services contract.

Affected Employees	Means Customer employees who are performing In-Scope Services and who are to be considered for transition and employment by EDS or its subcontractors.
Affected Personnel	Means Affected Employees and Affected Contractors.
Affiliate	See Article 1 of the Agreement.
Allocation of Pool Percentage

Means the portion of the Pool Percentage Available for Allocation that is specified for a Performance Category. The total Percentage of all Allocation of Pool Percentages shall not exceed the Pool Percentage Available for Allocation.

Application Server(s)	Means any Server not otherwise defined as a Utility Server.

1

DTG and EDS CONFIDENTIAL	Exhibit 1 Definitions

Applications

Means programs and other Software (including the supporting documentation, media, on-line help facilities, and tutorials) that perform user- or business-related information processing functions. Application Software does not include the System Software used to deliver it. Applications include the development tools, utilities, and database management Software.

Applications Software	See Applications.
Architecture

Means the design, process, strategies, and specification of the overall structure, logical components, and the logical interrelationships of Equipment and Software, including System Software, a Network, or other reasonably related conception.

Asset Inventory

Means an automated, database-driven application used to store, query, and continuously update asset inventory information for all assets used in association with the Services, whether the assets are located at Customer Sites or EDS locations.

At-Risk Amount

Means, for any month during the Term, XXX of the Monthly Invoice Amount , which is the maximum amount that EDS will have at risk for Service-Level Credits as set forth in Exhibit 3-A (Service Levels Matrix) to Exhibit 3 (Service Levels).

Authorized User(s)	See Exhibit 4.
Availability

Means the Actual Uptime expressed as a percentage of the Scheduled Uptime for a particular System, Application, Software, Hardware, Network, or any other part of the Services (i.e., Availability % = ((Actual Uptime)/(Scheduled Uptime)) x 100%).

Benchmarking	Means to benchmark the cost and performance of some or all of the Services, Equipment, and Software as more fully described in Section 6.9 of the Agreement.
Business Continuity (Services)

Means the overall, company-wide plans and activities of Customer that are intended to enable continued business operation in the event of any unforeseen interruption. (For example, plans and activities to move a department or business unit to a new location in the event of a business disruption.)

Cabling

Means the physical connection between Equipment and a wall jack (i.e. the connections outside the wall), including physical cabling media, peripheral cabling used to interconnect electronic equipment, all terminating hardware and cross-connect fields, but not including conduits, pathways or Wiring.

Calls	Means problems, questions, or requests submitted to EDS by telephone, electronically, or other means approved by Customer.
Carrier	See Transport Vendor.

2

DTG and EDS CONFIDENTIAL	Exhibit 1 Definitions

Change Management

Means the processes relating to planning and performing all changes in Customer’s IT environment pertaining to the Services, including changes to individual components and coordination of changes across all components. The Change Management processes will support and include checkpoints to determine any potential or required Contract Change Process.

Change Request Authorization(s)	Means the process and any related forms required to request and authorize changes requested by Authorized Users, where such changes are within the scope of the existing Services.
Collaborative Applications

Includes Applications containing functionality to enable electronic communication and messaging; work group collaboration; information transfers; frequently-asked questions (FAQs); and similar Applications that allow collaborative interaction and receipt/transfer of data and information both within and outside of Customer. Examples of current and/or future Collaborative Applications include, but are not limited to, Lotus Notes, electronic mail, calendaring, and instant messaging.

Commencement Date	See Article 1 of the Agreement.
Commercial Off The Shelf (COTS)	Means Equipment and/or Software as applicable that is readily available to the public from a Third Party that is not an Affiliate of a Party.
Contract Year	Means a twelve month period which starts on the Commencement Date or the anniversary of the Commencement Date.
Customer Materials	Means Materials, trade secrets, and trademarks owned by Customer.
Conferencing Network

Means the portion of Customer’s Network consisting of Conferencing Premise Equipment, Software, Transport Systems, Interconnect Devices, and Cabling used to create, connect, and transmit voice and video to Authorized Users.

Conferencing Premise Systems

Means the Equipment, features, accessories, peripherals, and Cabling supported or used by EDS in connection with its provision of Conferencing Services to the Authorized Users, including room-based and cart-based video and audio conference equipment (e.g. audio/video switching equipment, control computers, monitors, cameras, document viewers, CODEC, sound systems, video and audio conferencing bridges, muxes, multi-point bridging equipment, studio room equipment, and associated diagnostic equipment), and all additions, modifications, substitutions, upgrades, or enhancements to such Equipment.

3

DTG and EDS CONFIDENTIAL	Exhibit 1 Definitions

Connectivity

Means the ability to access and exchange data, voice, and/or video electronic impulses between various Infrastructure components and with external sources as approved by Customer and provided to Authorized Users.

Contract Change Process	See Article 1 and Section 3.5 of the Agreement.
Control (and its derivatives)

Means with regard to an entity the legal, beneficial, or equitable ownership, directly or indirectly, of fifty percent (50%) or more of the capital stock (or other ownership interest, if not a corporation) of such entity ordinarily having voting rights, or the equivalent right under contract to control management decisions with regard to relevant subjects.

Critical Deliverables

Means those deliverables performed on a one-time or periodic basis, for which a Deliverable Credit may be payable in accordance with Section 9 of Exhibit 3 (Service Levels) and described in Exhibit 3-C (Critical Deliverables). Critical Deliverables are identified in Exhibit 3-A (Service Levels Matrix). Critical Deliverables are not Critical Service Levels.

Critical Service Levels	See Article 1 of the Agreement.
Critical Support Personnel	Means certain Transitioned Employees designated by Customer as critical to the performance of the Services as set forth in Exhibit 5.
Cross Functional Services	Means those Services as required in Exhibit 2.1 (Cross Functional – General Services) and Exhibit 2.2 (Cross Functional – Equipment and Software Services).
Current Projects	Means any projects being performed as of the Commencement Date outlined in Exhibit 9.
Customer	Means Dollar Thrifty Automotive Group, Inc., a Delaware corporation.
Customer Data	See Article 1 of the Agreement.
Deliverable Credits	Means the monetary amount(s) that EDS shall pay to Customer (or apply against Monthly Base Charges) in the event of a failure to achieve a Critical Deliverable.
Disaster Recovery (Services)	See Exhibit 2.1.
Disaster Recovery Plan	See Exhibit 16.
Downtime	Means the time that a particular System, Application, Software, Hardware, Network or any other part of the Services is not available during the Measurement Window.

4

DTG and EDS CONFIDENTIAL	Exhibit 1 Definitions

Earnback	Means the methodology used to determine the potential elimination of a Service-Level Credit as described in Section 6 of Exhibit 3 (Service Levels).
EDS	See first paragraph of the Agreement.
EDS Materials	Means Materials independently developed by EDS and/or its subcontractors outside the scope of this Agreement and used by EDS in connection with the provision of Services.
Effective Date	See Article 1 of the Agreement.
End-User Computing (Services)	Means the Services as required in Exhibit 2.5 (End-User Computing Services).
Equipment

Means the computer, telecommunications, and Facility-related hardware, equipment and peripherals (i) owned or leased by Customer or EDS and (ii) used by either EDS or Authorized Users in conjunction with the Services.

Expected Service Level	Means the desired level of performance for a Critical Service Level or Key Measurement, as set forth in Exhibit 3-A (Service-Level Matrix).
Expected Service-Level Default

Means EDS's level of performance for a particular Critical Service Level fails to meet the applicable Expected Service Level (but does not fail to meet the applicable Minimum Service Level) as specified in Exhibit 3 (Service Levels) and its Attachments, and has failed to meet such Expected Service Level for XXX or more measurement reporting periods in any rolling XXX month period and for which there is no authorized excuse.

Expiration Date	See Article 1 of the Agreement.
Extranet

Means the portion of Customer’s WAN, consisting of Equipment, Software, Transport Systems, Interconnect Devices, Wiring, and Cabling that are used to create, connect, and transmit data, voice, and video signals to, within or among Customer's customers, external partners, and Third-Party Vendors. Extranets typically include Web sites that provide information to internal employees and also have secure areas to provide information and conduct business with certain Third Parties. The Extranet is not a public entity, but a private network whose access is provided over the public Internet. The Extranet Network may be delivered via a public circuit-switched service, or VPN.

Fees	See Exhibit 4.
FTE Or “Full-Time Equivalent”	See Exhibit 4.

5

DTG and EDS CONFIDENTIAL	Exhibit 1 Definitions

Hard IMAC

Means an approved IMAC request received from Customer, which requires EDS to dispatch a technician to the affected Site or Authorized User’s location in order to perform such required IMAC. A Hard IMAC shall include a Soft IMAC, if necessary.

Help Desk

Means the facilities, associated technologies, and fully trained staff who respond to Calls, coordinate all Problem Management and Request Management activities, and act as a single point of contact for Authorized Users in regard to the Services.

IMAC(s)

Includes installations, moves, adds, changes, de-installations, and cascades for Equipment, Software, and related services at designated Customer Sites. IMACs will include: Hard IMACs, Soft IMACs, and Project IMACs.

Infrastructure	Means the entire portfolio of Equipment, System Software, and Network components required for the integrated provision and operation of Customer’s IT systems and Applications.
In-Scope	Means Base Services which are defined in Article 1 of the Agreement.
Key Measurements

Means those Service Levels for which no Service-Level Credit is payable, but which are meaningful to Customer’s business, and are described in Exhibit 3-B (Critical Service Levels and Key Measurements).

Key Personnel	See Exhibit 5.
LAN (Local Area Network)

Means a local, high-speed Network, consisting of LAN Equipment, Software, Transport Systems, Interconnect Devices, Wiring, and Cabling are used to create, connect, and transmit data, voice, and video signals to, within or among Customer's local-area network segments. LANs are typically confined within limited geographic areas (such as a single building or group of buildings) and offer relatively high data rates, usually above 10 /100 MBPS. LANs typically interconnect End-User PCs, local servers, and printers and may connect with WANs.

LAN Equipment

Means the Equipment and associated attachments, features, accessories, peripherals and Cabling supported or used by EDS in connection with its provision of LAN Services to the Authorized Users, (e.g. bridges, intelligent and non-intelligent hubs, switches, firewalls, gateways, remote access devices, intrabuilding wiring, and associated diagnostic equipment), and all additions, modifications, substitutions, upgrades, or enhancements to such Equipment.

6

DTG and EDS CONFIDENTIAL	Exhibit 1 Definitions

LAN Segment

Means any portion (subset) of the LAN defined by either physical (e.g. ports 1 – x, 23rd floor, etc.) or logical (e.g. addresses aaa.bbb.ccc.001 – aaa.bbb.ccc.255) parameters that separate it from the remainder of the LAN.

LAN Systems	Means all LAN Equipment and associated Software supported or used by EDS in connection with its provision of LAN Services.
Level 1 Support

Means support that is provided as the entry point for inquiries or problem reports from Authorized Users. If Level 1 personnel cannot resolve the inquiry or problem, the inquiry or problem is directed to the appropriate Level 2 personnel or Third Party for resolution.

Level 2 Support

Means support that serves as a consolidation point for inquiries and problems between Level 1 and Level 3. For example, Level 2 support might exist in a computer operations or a distribution/mail out center. If Level 2 personnel cannot resolve the inquiry or problem, the inquiry or problem is directed to the appropriate Level 3 personnel or Third Party for resolution.

Level 3 Support

Means support provided by the personnel or Third Party that is most knowledgeable about the underlying problem or question and that is utilized when efforts to resolve the problem or question by Level 1 and Level 2 Support have failed or are bypassed. Inquiries or problems are usually reported by Level 1 or Level 2 support personnel, but may be initiated directly by Authorized Users or EDS.

Logical Security

Means controlling access to information, software, and data by utilizing Operating Software parameters and applications level security controls. Logical Security includes logical separation of processors and disk and segregation of reusable storage media.

Long-Range IT Plan

Means the long-range, comprehensive plan for Customer’s information technology (IT) systems, processes, technical architecture, and standards as more fully described in Exhibit 2.2 (Cross Functional – Equipment and Software Services).

Materials

Means literary works or other works of authorship, such as programs, program listings, programming tools, methodology, user manuals, reports, drawings, and other written documentation and machine-readable text and files.

Measurement Window	Means the time during, or frequency by, which a Service Level shall be measured. The Measurement Window will exclude Customer approved scheduled maintenance.
Minimum Service-Level Default	Means EDS's level of performance for a particular Critical Service Level fails to meet the applicable Minimum Service Level at any time.
Minimum Service Level(s)	Means the minimum level of performance set forth in Exhibit 3-A (Service Levels Matrix) with respect to each Critical Service Level and Key Measurement.

7

DTG and EDS CONFIDENTIAL	Exhibit 1 Definitions

Monthly Base Charge	See Section 6.1 of the Agreement.
Monthly Invoice Amount	Means the Monthly Base Charges payable by Customer for the Services for a particular month, excluding taxes.
Network	Means collectively, Customer’s Transport Services, WAN, LAN, Standard Voice Network and Conferencing Network.
Network Topology	Means the arrangement in which the nodes or interfaces to the Network are connected.
New Services	See Variable Services in Article 1 of the Agreement.
One-Time Charges	Means any fees that are specified by EDS and which are non-recurring and are typically associated with start-up and implementation costs.
Operating Software (Operating System)

Means the Software control program in a CPU that provides the interface to the CPU and its associated Hardware, and the usage and allocation of memory resources, processor resources, input/output resources, and security resources.

Out-of-Pocket Expenses	See Section 6.3 of the Agreement.
Party (Parties)	See Article 1 of the Agreement.
Pass-Through Expense(s)	Means Third Party charges to be paid directly by Customer or through EDS on an actual cost basis.
Performance Category	Means a grouping of Critical Service Levels as set forth in Exhibit 3-A (Service Levels Matrix). Critical Deliverables do not constitute a Performance Category.
Performance Credit(s)	See Service Level Credit.
Planned Projects	Means projects that are not yet started as of the Commencement Date and as identified in Exhibit 9.
Policy and Procedures Manual	Means a manual that describes how the Parties will work together and how Services are to be performed.
Pool Percentage Available for Allocation	Means XXX of the At Risk Amount.
Portable Network Devices

Means portable, hand-held Equipment used by Authorized Users for telecommunications access and services, including pagers, mobile phones, calling cards, and any telecommunications functionality associated with PDAs. Portable Network Devices do not including personal computers or laptops.

8

DTG and EDS CONFIDENTIAL	Exhibit 1 Definitions

Problem Management	Means the process of tracking and managing all problems arising in Customer’s information technology (IT) environment, and resolving those problems arising from or related to the Services.
Problem Tracking System	Means the functionality and technical characteristics of the system described in Exhibit 2.1.
Procurement Catalog	Means a list of EUC Equipment and Software that are the approved products for purchase or lease by Authorized Users for new deployments.
Projects

A discrete unit of non-recurring work that is not an inherent, necessary or customary part of the day–to-day Services, and is not required to be performed by EDS to meet the existing Service Levels (other than Service Levels related to Project performance). A Project may consist of or include work that would otherwise be treated as Variable Services. The EDS personnel assigned to perform such Projects shall possess the training, education, experience, competence and skill to perform such work.

Project IMAC

Means a combination of ten (10) or more Hard IMACs, where the Hard IMACs are related to the same unique requirement and time frame for an Authorized User, and are included as part of a unique IMAC request or closely related IMAC requests.

Project Steering Committee	Committee consisting of jointly designated EDS and DTG members who are responsible for overseeing Projects.
Reduced Resource Credit (RRC)	See Article 1 of the Agreement.
Refresh	Means the upgrading and/or replacing of Equipment and Software during the Term.
Request Management

Means the process of tracking and managing all requests from Authorized Users arising in Customer’s information technology (IT) environment, and resolving those requests arising from or related to the Services.

Required Consent(s)	See Article 1 of the Agreement.
Resource Baseline(s)	Means the estimated volume of Resource Units that will be required and utilized by Customer during the Term.

9

DTG and EDS CONFIDENTIAL	Exhibit 1 Definitions

Resource Unit(s)

Means a measurable device, unit of consumption, staffing level, or other resource that is associated with the Services for a particular Tower or sub-Tower and is utilized as a volume measure and for pricing purposes.

Retained Employees	Means those Customer employees who will retain their employment with Customer.
Retained Expense(s)	Means the expense types or amounts retained by Customer as set out in Exhibit 4-B (Financial Responsibility Matrix).
Scheduled Uptime

Means that period of time (days of the week and hours per day) during which a particular System, Application, Software, Hardware, Network, or any other part of the Services is expected to be available during the Measurement Window.

Server

Means any computer that provides shared processing or resources (e.g., printer, fax, Application processing, database, mail, proxy, firewalls, and backup capabilities) to Authorized Users or other computers over the Network. A Server includes associated peripherals (e.g., local storage devices, attachments to centralized storage, monitor, keyboard, pointing device, tape drives, and external disk arrays) and is identified by a unique manufacturer’s serial number.

Service-Level Credit	Means the monetary amount(s) that EDS shall be obligated to apply against Monthly Base Charges in the event of a Minimum Service-Level Default, subject to Earn-back Credits.
Service-Level Credit Allocation Percentage	Means the percentage of the Allocation of Pool Percentage allocated to a Critical Service Level within a Performance Category.
Service-Level Default	Means a Minimum Service-Level Default or an Expected Service-Level Default.
Service Levels	See Article 1 and 3.6 of the Agreement.
Services	See Article 1 of the Agreement.
Severity Level

Means the categorization of a problem associated with the Services based on the potential impact of the problem to DTG, and as further defined in Exhibit 3-F (Severity Levels) to Exhibit 3 (Service Levels).

Site(s)	Means Customer Locations and other places where the Services will be performed or delivered as specified in Exhibit 7 (Sites) and as may change during the Term.
Soft IMAC

Means an approved Software IMAC request received from Customer, which IMAC can be performed concurrently with remote element management tools and does not require any physical on-site intervention. A Software patch or error correction upgrade will not be considered as a Soft IMAC.

10

DTG and EDS CONFIDENTIAL	Exhibit 1 Definitions

Software	See Article 1 of the Agreement.
Standard Products	Means minimum EUC Equipment and Software requirements and/or specific EUC Equipment and Software that are designated as being in standard use within Customer Sites.
Standard Voice Network

Means the portion of the Network consisting of Standard Voice Premise Systems, Software, Transport Systems, Interconnect Devices, Wiring and Cabling used to create, connect, and transmit voice to Authorized Users.

Standard Voice Premise Equipment

Means the Equipment and associated attachments, features, accessories, peripherals, and Cabling supported or used by EDS in connection with its provision of Standard Voice Services to the Authorized Users, including PBXs and PBX rectifiers, IP telephony, Centrex, handsets, key systems, small office/home communications systems, voice mail systems, and paging systems, American Disabilities Act (ADA) communications devices (e.g. TDDs, teletype, special equipped handsets), voice recognition units (“VRUs”), interactive voice response units (“IVRs”), call data recording systems (“CDRs”), automatic call distributors (“ACDs”), voice communications management systems, backup battery systems, and associated diagnostic equipment.

Standard Voice Premise Systems	Means all Standard Voice Premise Equipment and associated Software supported or used by EDS in connection with its provision of Standard Voice Services.
Successor	Means Customer or its designee.
System(s) Software

Means those programs and Software, including documentation and materials, that perform tasks basic to the functioning of the computer hardware, or which are required to operate the Applications, or otherwise support the provision of Services by EDS. Systems Software includes Operating Software, systems utilities, and any other Software not designated as Applications.

Term	See 2.1 of the Agreement.
Termination Assistance Services	See Article 1 of the Agreement.
Third Party	Means a legal entity, company, or person(s) that is not a Party to the Agreement, and is not an Affiliate of a Party.
Third-Party Materials	Means Software and other Materials owned by a Third Party.
Third Party Suppliers	See Third Party Vendors.

11

DTG and EDS CONFIDENTIAL	Exhibit 1 Definitions

Third Party Vendors	Means a Third Party that provides products or services to any Party that is related to, or are in support of, the Services. Third-Party Vendors do not include subcontractors of EDS.
Tower	See Article 1 of the Agreement.
Transition Plan	See Exhibit 18.
Transitioned Employees	Means those Affected Employees who are extended offers from EDS and subsequently accept the offer of employment pursuant to the terms of Exhibit 5.
Transport	Means a commercial service providing the carriage or transmission of voice, video, or data electronic impulses over a distance.
Transport Facilities

Means the entire medium over which Transport takes place, including the Equipment and associated attachments, features, accessories, peripherals, and Cabling supported or provided by EDS in connection with Transport Services (e.g. data access lines and circuits; voice access lines and trunks; ISDN lines; copper and fiber; microwave, and satellite, routers, hubs, switches, PBXs, etc.).

Transport Services	See Transport.
Transport Systems	Means all Transport Facilities and associated Software supported or provided by EDS in connection with the provision, monitoring, or management of Transport Services.
Transport Vendor(s)	Means a provider of Transport Services.
Unrelieved Service-Level Credits	Means all Service-Level Credits that are not eliminated via Earnback Credits.
Utility Server(s)	Means the following types of Servers: file, print, E-mail, DNS, authentication, WINS, infrastructure management and domain controllers.
WAN (or Wide Area Network)

Means a long haul, high-speed backbone transmission Network, consisting of WAN Equipment, Software, Transport Systems, Interconnect Devices, and Cabling that, and other services as they become available that are used to create, connect, and transmit data, voice and video signals to within, between or among: (i) LANs; (ii) and non-Customer locations that do business with Customer and for which Customer is responsible for allowing Connectivity.

12

DTG and EDS CONFIDENTIAL	Exhibit 1 Definitions

WAN Equipment

Means the Equipment and associated attachments, features, accessories, peripherals, and Cabling supported or used by EDS in connection with its provision of WAN Services to the Authorized Users (e.g. routers, multiplexors, firewalls, access circuits, backbone circuits, channel banks, CSU/DSUs, and associated diagnostic equipment), and all additions, modifications, substitutions, upgrades, or enhancements to such Equipment.

Wiring	Means the physical wire connection within walls, between floors, and between buildings.
Work Order	Means a written document authorizing and describing New Services, signed by duly authorized representatives of the Parties.
Yearly Performance Average

Means, with respect to each Critical Service Level for which there was a Service-Level Default during the preceding Contract Year, the average of EDS’s average monthly performances in the Critical Service Level during the preceding Contract Year.

13

Customer and EDS Confidential	Exhibit 2.1 Cross Functional - General

ENTIRE EXHIBIT REDACTED

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 2.1

(26 PAGES OMITTED)

1

Customer and EDS CONFIDENTIAL	Exhibit 2.2 Cross Functional – Equipment and Services

ENTIRE EXHIBIT REDACTED

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 2.2

(14 PAGES OMITTED)

1

DTG and EDS CONFIDENTIAL	Exhibit 2.3 Servers and Storage

ENTIRE EXHIBIT REDACTED

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 2.3

(16 PAGES OMITTED)

Exhibit 2.3 Page 1 of 1

DTG and EDS CONFIDENTIAL	Exhibit 2.4 Network Services

ENTIRE EXHIBIT REDACTED

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 2.4

(20 PAGES OMITTED)

Exhibit 2.4 - Page 1 of 1

DTG and EDS CONFIDENTIAL	Exhibit 2.5 EUC Services

ENTIRE EXHIBIT REDACTED

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 2.5

(12 PAGES OMITTED)

1

Customer and EDS CONFIDENTIAL	Exhibit 2.6 ADM Services

ENTIRE EXHIBIT REDACTED

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 2.6

(19 PAGES OMITTED)

1

Customer and EDS CONFIDENTIAL	Exhibit 2.6.1 ADM – Field Technologies

ENTIRE EXHIBIT REDACTED

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 2.6.1

(10 PAGES OMITTED)

1

Exhibit 3

Service Level Agreement

1.0 GENERAL

As of the Commencement Date (or as otherwise specified in this Exhibit and the Attachments to this Exhibit), EDS will perform the Services at a level described in this Exhibit.

New Performance Categories, Critical Service Levels and Key Measurements may be added or substituted by Customer as specified in this Exhibit during the Term in order to achieve a fair, accurate, and consistent measurement of EDS’s performance of the Services.

For example, such additions or substitutions may occur in conjunction with changes to the environment and the introduction of new Equipment or Software or means of Service delivery – provided, however, that where such Equipment or Software or such means of Service delivery is a replacement or upgrade of existing technology, there shall be a presumption of equivalent or improved performance.

2.0 ATTACHMENTS

The following Attachments are attached hereto to this Exhibit and are herby incorporated by reference:

Exhibit 3-A: Service Levels Matrix. This Exhibit sets forth the quantitative measurements associated with Critical Service Levels, Key Measurements, and Critical Deliverables. EDS shall perform the Services at or above the levels of performance indicated in this Exhibit.

Exhibit 3-B: Critical Service Levels and Key Measurements. This Exhibit sets forth the descriptions and definitions of Critical Service Levels and Key Measurements.

Exhibit 3-C: Critical Deliverables. This Exhibit sets forth the descriptions and definitions of Critical Deliverables.

Exhibit 3-D: Service Levels Outcome Examples. This Exhibit provides example scenarios regarding Earnback and continuous improvement.

Exhibit 3-E: Measuring Tools and Methodologies. This Exhibit lists either (i) the required measuring tool or methodology associated with measuring and reporting Service Levels, or (ii) asks EDS to describe the methodology and measuring tools that it proposes to use.

Exhibit 3-F: Severity Levels. This Exhibit provides a description of the various Severity Levels associated with each Tower, Performance Category, or unique Service.

3.0 REPORTING

Unless otherwise specified in this Exhibit, each Critical Service Level and Key Measurement shall be measured on a monthly basis. EDS shall provide to Customer, as part of EDS’s monthly performance reports, a set of electronic reports to verify EDS's performance and compliance with the Critical Service Levels, Key Measurements, and Critical Deliverables (until all Critical Deliverables are received and approved by Customer).

EDS shall provide detailed supporting information for each report to Customer in electronic format. The data and detailed supporting information shall be considered the Confidential Information of both Parties, and Customer may access such information online and in real-time, where feasible, at any time during the Term. Customer shall not disclose such data and detailed supporting information to persons or entities other than Customer, its auditors, attorneys, advisers, Affiliates and/or the End Users without EDS’s prior approval, except as and to the extent permitted under the Agreement. Customer shall provide EDS with timely access to data for reporting and monitoring purposes to the extent such data is resident on Customer systems, and shall provide it in electronic format.

Exhibit 3-Page 1 of 11

4.0 THE FOLLOWING APPLIES FOR KEY MEASUREMENTS

Key Measurements are categorized into three distinct categories to differentiate the timing for reporting and measurement of each of the Key Measurements set forth in Exhibit 3A.

1.	Category 1 Key Measurements: the following applies:
--	EDS and Customer agree on the definition for the Key Measurement as identified in Schedule 3B Service Level Definitions – Key Measurement - Category 1 section
--	EDS will utilize existing Customer measurement tools or propose new measurement tools to be used and Customer shall not unreasonably withhold its approval of such tools
--	EDS will measure and report Service Level performance for each Key Measurement as identified in Schedule 3A Key Measurements
2.	Category 2 Key Measurements: the following applies:
--	EDS and Customer will agree on the definition for the Key Measurement as identified in Schedule 3B Service Level Definitions – Key Measurement - Category 1 section prior to the Commencement Date
--	EDS will utilize existing Customer measurement tools or propose new measurement tools to be used and Customer shall not unreasonably withhold its approval of such tools
--	EDS will measure and report Service Level performance for each Key Measurement as identified in Schedule 3A Key Measurements
3.	Category 3 Key Measurements: the following applies:
--

EDS and Customer will agree on the definition for the Key Measurement as identified in Schedule 3B Service Level Definitions – Key Measurement - Category 1 section within 60 days of the Commencement Date

--	EDS will utilize existing Customer measurement tools or propose new measurement tools to be used and Customer shall not unreasonably withhold its approval of such tools
--	EDS will measure and report Service Level performance for each Key Measurement as identified in Schedule 3A Key Measurements

5.0	NOTICE REQUIREMENTS FOR ADDITIONS, DELETIONS AND MODIFICATIONS

Customer will send written notice to EDS at least sixty (60) days prior to the date that additions or deletions to Performance Categories, or additions or deletions to Service Levels (which include the movement of Critical Service Levels to Key Measurements and Key Measurements to Critical Service Levels), or modifications to Service-Level Credit Allocation Percentages for any Critical Service Levels are to become effective, subject to Sections 7.0 and 8.0 of this Exhibit, provided that Customer may send only one such notice (which notice may contain multiple changes) each calendar quarter. Movement of Critical Service Levels to Key Measurements and Key Measurements to Critical Service Levels does not constitute creation of new Service Levels.

Exhibit 3-Page 2 of 11

6.0	SERVICE-LEVEL CREDITS

In the event of a Service Level Default, EDS shall provide Customer credits as defined below:

1.

Exhibit 3-A (Service Levels Matrix) to this Exhibit sets forth the information required to calculate the Service-Level Credit in the event of a Service-Level Default. For each Service-Level Default, EDS shall pay to Customer, subject to item 5 below, a Service-Level Credit that will be computed in accordance with the following formula:

Service Level Credit = A x B x C

Where:

A	=	The Allocation of the Pool Percentage specified for the Performance Category in which the Service-Level Default occurred as shown in Exhibit 3-A to this Exhibit.
B	=	The Service-Level Credit Allocation Percentage for which the Service-Level
Default occurred as shown in Exhibit 3-A to this Exhibit.
C	=	At Risk Amount

For example, assume that EDS fails to meet the Minimum Service Level for a Critical Service Level, EDS’s Monthly Invoice Amount for the month in which the Service-Level Default occurred was $XXX and that the At-Risk Amount was XXX% of the Monthly Invoice Amount.

Additionally, assume that the Allocation of Pool Percentage for the Performance Category of such Critical Service Level is 50% and that its Service-Level Credit Allocation Percentage is 40%. The Service-Level Credit due to Customer for such Service-Level Default would be computed as follows:

A =	50% (the Allocation of Pool Percentage)

Multiplied by

B =	40% (the Service Level Credit Allocation Percentage)

Multiplied by

C =	$XXX (XXX percent (XXX%) of $XXX, EDS’s Monthly Invoice Amount for the month during which the Service Level Default occurred).
=	$XXX (the amount of the Service Level Credit)

Exhibit 3-Page 3 of 11

2.            If more than one Service-Level Default has occurred in a single month, the sum of the corresponding Service-Level Credits shall be credited to Customer.

3.            In no event shall the amount of Service-Level Credits credited to Customer with respect to all Service-Level Defaults occurring in a single month exceed, in total, the At-Risk Amount.

4.            EDS shall notify Customer in writing if Customer becomes entitled to a Service-Level Credit, which notice shall be included in the standard monthly reporting for Critical Service Levels and Key Measurements as described in Section 3. The monthly reports shall also describe any failure to meet Key Measurements for the month.

5.            The total amount of Service-Level Credits that EDS will be obligated to pay to Customer, with respect to Service-Level Defaults occurring each month (subject to EDS’s Earnback rights described in Section 7 below, shall be reflected on the invoice that contains charges for the month during which the Service-Level Default(s) giving rise to such credit(s) occurred. For example, the amount of Service-Level Credits payable (subject to EDS’s Earnback rights described in Section 7 below with respect to Service-Level Defaults occurring in August shall be set forth in the invoice for the August Monthly Invoice Amount issued in September. Although Service-Level Credits shall be shown on each monthly invoice, the credits will be payable to Customer on a Contract Year basis as described in Section 7, item 4 below.

6.            EDS acknowledges and agrees that the Service-Level Credits shall not be deemed or construed to be liquidated damages or a sole and exclusive remedy or in derogation of any other rights and remedies Customer has hereunder or under the Agreement.

7.0 EARNBACK

EDS shall have Earnback opportunities with respect to Service-Level Credits as follows:

1.

Within fifteen (15) days after each Contract Year, EDS shall provide a report to Customer that will include, with respect to each Critical Service Level for which there was a Service-Level Default during the preceding Contract Year, the following:

1.1.	Statistics on EDS’s average monthly performance during the preceding Contract Year

1.2.	The Yearly Performance Average

1.3.	The total amount of Service Level Credits imposed for Service Level Defaults

2.            If, during the preceding Contract Year, EDS achieved a Yearly Performance Average in a Critical Service Level, that was greater than, or equal to, the Expected Service Level in effect for such Critical Service Level during the preceding year, EDS shall be relieved from paying any Service-Level Credits assessed during the preceding Contract Year for such Critical Service Level.

3.             If, during the preceding Contract Year, Customer deletes a Critical Service Level, EDS shall be relieved from paying Service-Level Credits assessed during the preceding Contract Year for Service-Level Defaults in that Critical Service Level. If, during the preceding Contract Year, Customer changes a Key Measurement to a Critical Service Level, EDS shall be relieved from paying Service Level Credits assessed during the preceding Contract Year for Service Level Defaults in that Critical Service Level if there is less than twelve (12) monthly periods of measurement as a Critical Service Level or a Key Measurement.

Exhibit 3-Page 4 of 11

4.            For each Contract Year, any Service-Level Credits that are not relieved via the Earnback methodology will be considered Unrelieved Service-Level Credits. The monetary amounts associated with Unrelieved Service Level Credits shall be credited to Customer on the monthly invoice reflecting charges for the first month of the Contract Year immediately following the Contract Year in which such Unrelieved Service-Level Credits occurred. In the case where there will be no further invoices, EDS will pay the amount of the Unrelieved Service-Level Credits to Customer within fifteen (15) days after the end of the last month of the Term.

5.            If the Agreement is terminated prior to the end of the Term, the foregoing process shall be undertaken with respect to the portion of the previous twelve months during which the Agreement was in effect except for termination for cause

8.0	ADDITIONS AND DELETIONS OF PERFORMANCE CATEGORIES

Customer may add or delete Performance Categories by sending written notice as described in Section 5. Such change notice shall include changes necessary to accommodate the addition of new Performance Categories made pursuant to Section 1. In no event may (i) the sum of the Allocations of Pool Percentage for all the Performance Categories exceed the Pool Percentage Available for Allocation, or (ii) the sum of the Service-Level Credit Allocation Percentages for all Critical Service Levels within a Performance Category exceed XXX percent (XXX%), or (iii) the Allocation of Pool Percentage for any Performance Category ever exceed XXX% of the Total At Risk Pool.

9.0	ADDITIONS AND DELETIONS OF SERVICE LEVELS

Customer may add Critical Service Levels or Key Measurements by sending written notice in accordance with Section 5.

9.1	Additions

Customer may add Service Levels in accordance with this Section 9.1 and by providing written notice in accordance with Section 5. Expected Service Levels and Minimum Service Level commitments associated with added Service Levels will be computed as follows:

1.            Where at least nine (9) consecutive months of EDS-provided service measurements exist for a particular Service that is being provided by EDS, the Parties agree that the Expected Service Level shall be defined as the average of such service measurements for the Nine-Month Measurement Period and that the Minimum Service Level shall be defined as the lowest service measurement achieved during the Nine-Month Measurement Period, or

2.            Where no measurements exist for a particular Service that is being provided by EDS, the Parties shall attempt in good faith to agree on an Expected Service Level and a Minimum Service Level commitment using industry standard measures or Third Party advisory services.

Exhibit 3-Page 5 of 11

3.            Where no measurements exist for a particular Service that is being provided by EDS, and the Parties fail to agree on an Expected Service Level and a Minimum Service Level commitment using Section 9.1, item 1, above, with respect to measurements provided by a

Third Party or industry-standard measures as described in Section 9.1, item 2, above, the

Parties shall do the following:

a.             EDS shall begin providing monthly measurements within ninety (90) days after EDS’s receipt of Customer’s written request and subject to agreement on such measurements in accordance with the Change Management procedures.

b.            After nine (9) or more actual service-level attainments have been measured (or should have been measured per Section 9.1, item 3.a above and if not so measured; constructed as described in Section 9.1, item 3.b.i below), Customer may at any time in writing request that Section 9.1, item 1 above be used to establish the Expected Service Level and Minimum Service Level commitments:

i.

If EDS is responsible for measuring actual service-level attainments for nine (9) consecutive months and fails to provide one (1) or more measurements during the Nine-Month Measurement Period such that nine (9) consecutive measurements are not available, the missing measurement(s) shall be constructed according to the following: (i) if one measurement is missing, the missing measurement shall be constructed by using the highest of the eight (8) actual measurements, or (ii) if two (2) or more measurements are missing, the first missing measurement shall be constructed by using the highest of the actual measurements and adding to that measurement XXX percent (XXX%) of the difference between that measurement and one hundred percent (100%) and each of the remaining missing measurements shall be constructed by using the highest of the actual measurements and adding to that measurement XXX percent (XXX%) of the difference between that measurement and one hundred percent (100%).

For example, if there were seven measurements for a particular Service, and the highest of the seven measurements were XXX%, then the measurements for the missing two months would be deemed to be XXX% (representing XXX% plus (XXX% of XXX%)) and XXX% (representing XXX% plus XXX% of XXX%), respectively.

ii.

If EDS has provided twenty-four (24) actual service-level attainment measurements for any particular Service provided by EDS, and Customer has not used Section 9.1, item 1 to establish Expected Service Level and Minimum Service Level commitments, then continued provision of actual Service-Level attainment measurements shall be subject to the Parties’ mutual agreement in accordance with the Change Management procedures.

9.2	Deletions

Customer may delete Critical Service Levels or Key Measurements by sending written notice in accordance with Section 5.

Exhibit 3-Page 6 of 11

9.3	Impact of Additions and Deletions of Critical Service Levels on Service-Level Credit Allocation Percentages

When adding or deleting a Critical Service Level, Customer shall modify the Service-Level Credit Allocation Percentages for the Critical Service Levels within the Performance Category such that the total Service-Level Credit Allocation Percentages for all Critical Service Levels within the Performance Category equals one hundred percent (100%).

If Customer adds a Critical Service Level in accordance with Section 9.1 above, but does not modify the Service-Level Credit Allocation Percentages for the Critical Service Levels within the applicable Performance Category under this Section 9.3, then, until such time as Customer so modifies such Service-Level Credit Allocation Percentages, the Service-Level Credit Allocation Percentage for such added Critical Service Level shall be zero.

9.4	Modifications of Service Level Credit Allocation Percentages for Critical Service Levels

Customer may modify the Service-Level Credit Allocation Percentages for any Critical Service Levels within the Performance Category by sending written notice in accordance with Section 5. Customer shall modify the Service-Level Credit Allocation Percentages for two or more of the Critical Service Levels within the Performance Category such that the sum of the Service-Level Credit Allocation Percentages for all Critical Service Levels within the Performance Category equals one hundred percent (100%).

10.0	CRITICAL DELIVERABLES – AFTER EFFECTIVE DATE

Certain of EDS’s obligations under the Agreement are one-time or periodic obligations to deliver Critical Deliverables. Exhibit 3-A (Service Levels Matrix) to this Exhibit sets forth the Deliverable Credits that shall be payable by EDS to Customer in the event EDS fails to deliver any of the Critical Deliverables within the time period relative to the Effective Date, specified in Exhibit 3-A (Service Levels Matrix) to this Exhibit. Imposition of Deliverable Credits for failure to meet the Critical Deliverables obligations shall not be included in the calculation related to the At-Risk Amount previously described in Section 6, item 3. The total amount of Deliverable Credits that EDS will be obligated to pay to Customer shall be reflected on the invoice that contains charges for each month during which the Deliverable Credits occurred (for example, the amount of Deliverable Credits payable for failure to deliver any Critical Deliverable(s) in August shall be set forth in the invoice for August charges issued in September). Unlike Service-Level Credits, Deliverable Credits shall be shown in each monthly invoice as an actual credit to the charges and will not be subject to Earnback.

EDS acknowledges and agrees that the Deliverable Credits shall not be deemed or construed to be liquidated damages or a sole and exclusive remedy or in derogation of any other rights and remedies Customer has hereunder or under the Agreement.

11.0	COMMENCEMENT OF OBLIGATIONS

The obligations set forth herein shall commence on the Commencement Date or as otherwise specified in Exhibit 3-A (Service Levels Matrix) to this Exhibit referencing the column “Comm + mos**”. The numbers used in the column “Comm +mos**” are in the format X where “X” represents the number of months after the Commencement Date when EDS will be responsible to provide measurement data in support of the Critical Service Level and EDS will be responsible for Service-Level Credits for any failures to attain the Critical Service Level.

Exhibit 3-Page 7 of 11

12.0 COOPERATION

The achievement of the Service Levels by EDS may require the coordinated, collaborative effort of EDS with other Third Parties. EDS will provide a single point of contact for the prompt resolution of all Service-Level Defaults and all failures to provide high quality Services to Customer, regardless of whether the reason for such Service-Level Defaults, or failure to provide high-quality Services to Customer, was caused by EDS.

13.0 CONTINUOUS IMPROVEMENT – SERVICE LEVELS

The Parties agree to the concept of continuous improvement and that the Critical Service Levels and Key Measurements should be modified during this Agreement to reflect this concept; provided, however, that in the event an investment is necessary (software, hardware or resources) for EDS to achieve the continuous improvement calculation requirement reflected in this Section 13, such investment is subject to responsibilities as delineated in Exhibit 4-B, Financial Responsibility/Asset Ownership Matrix. To accomplish this, Critical Service Levels and Key Measurements will be modified each twelve (12) month period following the commencement of obligations date specific to each Critical Service Level and Key Measurement as described in Section 11 and below:

Key vs critical measurements improvements.

1.

Each Expected Service Level will be reset to the average of the XXX highest reported actual results (for example, XXX% is higher than XXX%) at or above the Expected Service Levels achieved during the Contract Year; provided that, if fewer than XXX reported actual results exceeded the Expected Service Level, the Expected Service Level will be reset by taking the XXX highest monthly actual results, replacing each such actual result that is below the Expected Service Level with the Expected Service Level, and dividing the sum of the resulting XXX numbers by XXX.

For example, if the Expected Service Level being adjusted were XXX%, and there were three actual results that were higher and none equal (e.g., XXX%, XXX%, and XXX%), the calculation would be ((XXX% + XXX% + XXX% + XXX%) / XXX) = XXX% with the subsequent reset governed by Section 13, item 2 below.

2.

Notwithstanding Section 13, item 1 above, in no event shall any single increase in an Expected Service Level pursuant to Section 13, item 1 above exceed XXX (XXX%) of the difference between one hundred percent (100%) and the then-current Expected Service Level.

For example, if the Expected Service Level being adjusted were XXX%, the maximum increase for that reset would be XXX% (i.e. from XXX% to XXX%).

3.

Each Minimum Service Level will be reset by adding to the Minimum Service Level being adjusted a sum equal to XXX percent (XXX%) of the difference between one-hundred percent (100%) and the then-current Minimum Service Level.

Exhibit 3-Page 8 of 11

For example, if the Minimum Service Level being adjusted were XXX%, the increase would be

XXX% (i.e., from XXX% to XXX%).

4. For ease of administration, beginning with the second anniversary of the Commencement Date and continuing with every anniversary of the Commencement Date thereafter, the process described in this Section 13 will be performed as of the anniversary of the Commencement Date, utilizing the previous twelve months’ data, replacing the Critical Service Level or Key Measurement unique dates that were based upon the commencement of obligations dates specific to each Critical Service Level.

14.0 CRITICAL SERVICE-LEVEL OUTCOME EXAMPLES

Exhibit 3-D (Service Levels Outcome Examples) to this Exhibit is a graphical example of Critical Service Level outcomes under the following headings:

1. Expected Service Level Default, Earnback, Expected and Minimum Reset

2. Average Below Expected, No Service Level Default, Expected and Minimum Reset

3. Minimum Service Level Default, No Earnback, Expected and Minimum Reset

4. Expected Service Level Default, No Earnback, Expected and Minimum Reset

These examples are not meant to be all-inclusive of the Critical Service Level outcomes but, instead, are examples of possible results and impacts to Service-Level Credits and Critical Service Level adjustments.

15.0 IMPROVEMENT PLAN FOR KEY MEASUREMENTS

If EDS fails to meet the Minimum Service Level or has an Expected Service Level Default for any Key Measurement, EDS shall provide Customer with a written plan for improving EDS’s performance to satisfy the Key Measurement within thirty (30) days of the failure to meet the Expected Service Level or the Minimum Service Level for the Key Measurement, which plan shall be subject to Customer’s approval, not to be unreasonably withheld. EDS shall promptly implement such plan once it has been approved by Customer.

16.0 MEASURING TOOLS

As of the Commencement Date, the measuring tools and methodologies set forth in Exhibit 3-E (Measuring Tools and Methodologies) to this Exhibit represent acceptable measuring tools and methodologies for the Critical Service Levels and Key Measurements designated.

If there are any Critical Service Levels for which the measuring tools and methodologies have not been agreed upon by Customer and EDS and included in Exhibit 3-E (Measuring Tools and Methodologies), EDS will in good faith make reasonable efforts to propose a measuring tool that is acceptable to Customer.

Tools for new Critical Service Levels will be implemented according to the Change Managment procedures.

If, after the Commencement Date or the implementation of tools for new Critical Service Levels, EDS desires to use a different measuring tool for a Critical Service Level, EDS shall provide written notice to Customer, in which event the Parties will reasonably adjust the measurements as necessary to account for any increased or decreased sensitivity in the new measuring tools; provided that, if the Parties cannot agree on the required adjustment, EDS will continue to use the measuring tool that had been initially agreed to by the Parties.

Exhibit 3-Page 9 of 11

It is not anticipated that changes in the monitoring tools will drive changes in Service Levels; rather, the need to collect and accurately reflect the performance data should drive the development or change in performance monitoring tools.

17.0 TIMES

Unless otherwise set forth herein, all references in this Exhibit to times shall refer to Central Standard Time.

18.0 SINGLE INCIDENT/MULTIPLE DEFAULTS

If a single incident results in the failure of EDS to meet more than one Minimum Service Level, Customer shall have the right to select any one of such multiple Minimum Service-Level Defaults for which it will be entitled to receive a Service-Level Credit. Customer shall not be entitled to a Service-Level Credit for each of such Minimum Service-Level Defaults.

19.0 EXCEPTIONS

EDS shall not be responsible for a failure to meet any Service Level solely to the extent that such failure is directly attributable to any of the following:

1.            Customer’s (or a Customer Third-Party Vendor’s) acts, errors, omissions, or breaches of this Agreement.

2.            Infringements of Third-Party proprietary rights by Customer or a Customer Third-Party Vendor.

3.	Willful misconduct or violations of law by Customer or a Customer Third-Party Vendor.

4.            Service or resource reductions requested or approved by Customer and agreed to by the Parties through the Change Management procedures; provided that EDS has previously notified Customer in writing as part of such Change Management procedures that the implementation of such request would result in such failure to meet the Service Level.

5.            Failure to conduct repair on Equipment that has been identified and agreed in writing by Customer to be Unserviceable Equipment. Such agreement shall have been made identifying the Equipment Resource Unit as Unserviceable Equipment prior to any failure incident qualifying as an exception.

6.            Services performed during the execution of the Business Continuity Plan, the execution of which is in support of a Customer declared disaster (but failure to execute a business continuity plan may constitute a breach of the Agreement).

Exhibit 3-Page 10 of 11

20.0 EXCLUSIONS

For purposes of calculating Actual Uptime and Availability, the Scheduled Uptime and Downtime shall not include any period of Downtime that is the result of scheduled time required to perform system maintenance (for example, preventive maintenance, system upgrades, etc.), provided that such time has been mutually agreed between the Parties and is scheduled so as to minimize the impact to Customer’s business. EDS shall maintain Availability during such periods to the extent reasonably practicable.

Exhibit 3-Page 11 of 11

DTG and EDS CONFIDENTIAL

ENTIRE EXHIBIT REDACTED

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 3-A

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DOLLAR THRIFTY AUTOMOTIVE GROUP

REQUIREMENTS DEFINITION (RD)

Exhibit 3-A

SERVICE LEVEL MATRIX

Exhibit 3A to Exhibit 3 (Service Levels)

August 1, 2006

This document contains confidential and proprietary information of DOLLAR THRIFTY AUTOMOBILE GROUP (DTG). It is furnished for evaluation purposes only. Except with the express prior written permission of DTG, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

Customer and EDS CONFIDENTIAL	Exhibit 3B

ENTIRE EXHIBIT REDACTED

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(82 PAGES OMITTED)

DOLLAR THRIFTY AUTOMOBILE GROUP

REQUIREMENTS DEFINITION

EXHIBIT 3-B

CRITICAL SERVICE LEVELS & KEY MEASUREMENTS

Exhibit to Exhibit 3 (Service Levels)

AUGUST 1, 2006

This document contains confidential and proprietary information of DOLLAR THRIFTY AUTOMOBILE GROUP (DTG). It is furnished for evaluation purposes only. Except with the express prior written permission of DTG, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

Exhibit 3-B – Page 1 of 1

DTG and EDS Confidential	Exhibit 3C

ENTIRE EXHIBIT REDACTED

CONFIDENTIAL TREATMENT REQUESTED FOR EXHIBIT 3-C

(3 PAGES OMITTED)

DOLLAR THRIFTY AUTOMOBILE GROUP

EXHIBIT 3-C

CRITICAL DELIVERABLES

AUGUST 1, 2006

This document contains confidential and proprietary information of DOLLAR THRIFTY AUTOMOBILE GROUP (DTG). It is furnished for evaluation purposes only. Except with the express prior written permission of DTG, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

Exhibit 3C - Page 1 of 1

DTG and EDS CONFIDENTIAL	Exhibit 3-D

ENTIRE EXHIBIT REDACTED

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 3-D

(6 PAGES OMITTED)

DOLLAR THRIFTY AUTOMOBILE GROUP

REQUIREMENTS DEFINITION

Exhibit 3-D

SERVICE LEVELS OUTCOME EXAMPLES

Exhibit 3D to Exhibit 3 (Service Levels)

August 1, 2006

This document contains confidential and proprietary information of DTG. It is furnished for evaluation purposes only. Except with the express prior written permission of DTG, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

DTG and EDS Confidential	Exhibit 3E

INTRODUCTION

This Exhibit 3E to Exhibit 3 (Service Levels) defines the pre-approved tools and methodologies that the EDS shall utilize to monitor and report on the fulfillment of the Service Levels and reporting commitments.

1.0	Current Tools in use at DTG (THE PARTIES RECOGNIZING THAT SUCH TOOL(S) MAY BE UPDATED OR CHANGED FROM TIME TO TIME DURING THE TERM)

DTG requires the use of the following methodology and tools in regard to the measurement and reporting of this Service Level:

1.  XXX – A tool utilized currently to measure distributed transactional monitoring, availability and response time

2.  XXX - A tool utilized currently to measure internal transactional monitoring, availability and response time.

3.  XXX - A tool utilized currently to measure distributed homepage monitoring, availability and response time.

4.  XXX - This is a tool that is installed as a component of the .Net framework.  It passively allows examination of web service processing.  It uses artificial intelligence to analyze and alert abnormal events based on processing history.  It also can used to produce reports of the actual data in the web service processing to allow analysis of the business being done over the service

2.0	OTHER TOOLS TO BE UTILIZED BY EDS (THE PARTIES RECOGNIZING THAT SUCH TOOL(S) MAY BE UPDATED OR CHANGED FROM TIME TO TIME DURING THE TERM)

DTG requires the use of the following methodology and tools in regard to the measurement and reporting of this Service Level:

1.	XXX

Exhibit 3E - Page 1 of 1

DTG and EDS Confidential	Exhibit 3-F

DOLLAR THRIFTY AUTOMOTIVE GROUP

REQUIREMENTS DEFINITION

EXHIBIT 3-F

SEVERITY LEVELS

Exhibit to Exhibit 3 (Service Levels)

AUGUST 1, 2006

This document contains confidential and proprietary information of DOLLAR THRIFTY AUTOMOBILE GROUP (DTG). It is furnished for evaluation purposes only. Except with the express prior written permission of DTG, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

Attach 3-F – Page 1 of 4

DTG and EDS Confidential	Exhibit 3-F

TABLE OF CONTENTS

1.0	SEVERITY LEVELS – INTRODUCTION	3
1.1	Severity Level 1	3
1.2	Severity Level 2	3
1.3	Severity Level 3	3
1.4	Severity Level 4	4
1.5	Severity Level 5	4

Attach 3-F – Page 2 of 4

DTG and EDS Confidential	Exhibit 3-F
1.0	SEVERITY LEVELS - INTRODUCTION

This Section sets forth qualitative descriptions of Severity Levels associated with the Services. Severity Levels are used to categorize a problem associated with the Services based on the potential impact of the problem to DTG.

There may be different Service Levels associated with the resolution of a problem based on the assigned Severity Level.

1.1	Severity Level 1

A problem will be assigned as “Severity Level 1” if the problem is characterized by the following:

“Severity Level 1” shall mean; (a) a System, network, or critical Application is down, or experiencing substantial functionality and/or performance degradation without a Workaround and is impacting a group of Authorized Users during business hours, (b) a real or perceived data loss or data corruption making an essential part of the production system unusable, or (c) the inability to use a mission critical application within a production system. The term “Workaround” means a practicable alternative method of accomplishing the restoration of the system function that is otherwise unavailable.

1.2	Severity Level 2

A problem will be assigned as “Severity Level 2” if the problem is characterized by the following:

“Severity Level 2” shall mean a problem or request that involves; (a) an Authorized User or Authorized Users who cannot do their work that results in some business impact, or (b) a function being unavailable and such function is required for a secondary business process during business hours, (c) the functionality of the software on a production system is adversely affected, but can be circumvented, or (d) certain functions within the software on a production system are disabled, but the Software remains operable.

1.3	Severity Level 3

A problem will be assigned as “Severity Level 3” if the problem is characterized by the following:

“Severity Level 3” shall mean a problem or request that involves an incident that results in a moderate business impact for a production system or development system where customer experiences no loss of service and the incident has no significant effect on the usability of the software or system. There may be an automated or manual contingency plan that allows those affected to achieve a level approaching normal service delivery during the event. This level is typically used for questions, comments and enhancement requests.

Attach 3-F – Page 3 of 4

DTG and EDS Confidential	Exhibit 3-F

1.4	Severity Level 4

A problem will be assigned as “Severity Level 4” if the problem is characterized by the following:

“Severity Level 4” shall mean a problem or request that involves; (a) an incident that results in a minimal business impact for a production system or development system where customer experiences no loss of service and the incident has no significant effect on the usability of the software or system, or (b) Projects considered non-critical to company work functions including scheduled upgrades and enhancements.

1.5	Severity Level 5

A problem will be assigned as “Severity Level 5” if the problem is characterized by the following:

“Severity Level 5” shall mean a problem or request that involves an incident that does not affect normal service delivery for the client, environment or business operation. Includes issues with the potential to cause impact if not proactively addressed, and those that began as a higher severity due to potential impact, but were resolved prior to causing actual impact. Also includes incident Tickets waiting on required components, information, and/or vendor response. Once requirements have been resolved; the ticket is reassigned a new priority of 1, 2 or 3 depending on the criticality of the issue.

Attach 3-F – Page 4 of 4

DTG and EDS Confidential	Exhibit 4 -Pricing

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Exhibit 4

Fees

Exhibit 4 - Page 1

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Dollar Thrifty Automotive Group

Exhibit 4-A

EDS Fees

Attachment to Exhibit 4 (Pricing and Financial Provisions)

27-Jul-06

This document contains confidential and proprietary information of Dollar Thrifty. It is furnished for evaluation purposes only. Except with the express prior written permission of Dollar Thrifty, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

ENTIRE EXHIBIT REDACTED

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 4-B

(12 PAGES OMITTED)

DOLLAR THRIFTY AUTOMOTIVE GROUP

Exhibit 4-B

Financial Responsibility Matrix

August 1, 2006

This document contains confidential and proprietary information of DOLLAR THRIFTY AUTOMOTIVE GROUP (DTG). It is furnished for evaluation purposes only. Except with the express prior written permission of DTG, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

ENTIRE EXHIBIT REDACTED

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 4-D

(4 PAGES OMITTED)

DOLLAR THRIFTY AUTOMOTIVE GROUP

Exhibit 4-D

Resource Baseline Units

August 1, 2006

This document contains confidential and proprietary information of DOLLAR THRIFTY AUTOMOTIVE GROUP (DTG). It is furnished for evaluation purposes only. Except with the express prior written permission of DTG, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

ENTIRE EXHIBIT REDACTED

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 5

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DOLLAR THRIFTY AUTOMOTIVE GROUP

EXHIBIT 5

HUMAN RESOURCE PROVISIONS

AUGUST 1, 2006

E5 - PAGE 1 OF 1

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DOLLAR THRIFTY AUTOMOTIVE GROUP

Exhibit 5-A

Critical Support Personnel List

August 1, 2006

This document contains confidential and proprietary information of DOLLAR THRIFTY AUTOMOTIVE GROUP (DTG). It is furnished for evaluation purposes only. Except with the express prior written permission of DTG, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

DTG and EDS CONFIDENTIAL

ENTIRE EXHIBIT REDACTED

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 5-B

(8 PAGES OMITTED)

DOLLAR THRIFTY AUTOMOTIVE GROUP

Exhibit 5-B

Personnel Projection Matrix

Exhibit 5B to Exhibit 5 (Human Resource Provisions)

August 1, 2006

This document contains confidential and proprietary information of DOLLAR THRIFTY AUTOMOTIVE GROUP (DTG). It is furnished for evaluation purposes only. Except with the express prior written permission of DTG, this document and the information contained

DTG and EDS confidential	Exhibit 6

Exhibit 6

Customer Governance Provisions

1.0	Introduction

This Exhibit sets out the Governance structure for the Agreement; the roles and responsibilities of both Parties to maintain a working relationship; and the type, content and frequency of the Agreement review meetings that will be held.

2.0	Roles and Responsibilities of Key Governance Team Members
2.1	Customer
2.1.1	Customer Contract Executive

Primary responsibilities include:

1.	Managing the overall relationship with EDS.
2.	Providing leadership and guidance to the Customer Governance organization.
3.	Working with the EDS Account Executive and the EDS Account Manager to progress the goals and objectives of the arrangement.
4.	Resolving escalated issues in accordance with the Governance escalation procedures.
5.	Providing liaison activities and guidance with EDS’s corporate executive leadership in regard to the strategic needs of Customer.
2.1.2	Customer Contract Manager

The Customer Contract Manager has primary operational responsibility for the Agreement and monitoring all EDS deliverables and commitments.

Primary responsibilities include:

1.	Monitoring EDS and Customer compliance with the obligations of the Agreement.
2.	Monitoring EDS contract level deliverable commitments.
3.	Tracking fulfillment of EDS deliverables.
4.	Assuring audit ability of EDS processes.
5.	Managing Benchmarking activities.
6.	Staffing and managing the Customer Governance organization.
7.	Resolving escalated issues according to the Governance escalation procedures.
8.	Approving (or declining) all work requests that are in excess of pre-established expenditure amounts or circumstances.
9.	Evaluating Performance Credits and approving any action plans resulting from critical service performance failures.
10.	Approving, authorizing and overseeing all contract-related policies and procedures.

Exhibit 6 - Page 1 of 14

DTG and EDS confidential	Exhibit 6

2.1.3	Customer Contract Administrator

The Customer Contract Administrator has primary administrative responsibility for the Agreement, including the management of all reporting and updates to the Agreement.

Primary responsibilities include:

1.	Ensuring receipt and review of all EDS reports required per the Agreement.
2.	Developing standard reporting and communication requirements between EDS and various staff and organizations within Customer.
3.	Developing and assisting with negotiations related to all addendums and updates to the Agreement that are required during the Term.
4.	Assisting with interpretation and intent of the Parties in regard to the terms and conditions of the Agreement.
2.1.4	Customer Contract Transition Manager

The Customer Contract Transition Manager has the overall responsibility for fulfilling Customer’s obligations under the Transition Plan and reports to the Customer Contract Manager.

Primary responsibilities include:

1.	Approving the Transition Plan.
2.	Managing Customer’s obligations under the Transition Plan.
2.1.5	Customer Business Unit Coordinator

The Customer Business Unit Coordinator has the overall responsibility for Customer’s Customer relationship with EDS across all business units.

Primary responsibilities include:

1.	Providing advice and counsel to Customer business units regarding the terms and conditions of the Agreement.
2.	Providing support to Customer business units in regard to questions and issues arising from the delivery of Services.
3.	Acting as the primary interface between EDS’s organization and the Customer business units.
2.1.6	Customer’s Finance Manager

The financial management of the Agreement is critical to assure accuracy and audit ability of all related financial transactions and that proper financial controls are in place during the term of the Agreement. The Customer Finance Manager oversees all financial activities related to the Agreement and the delivery of services.

Primary responsibilities include:

1.	Establishing and managing the overall budget in connection with the Agreement.

Exhibit 6 - Page 2 of 14

DTG and EDS confidential	Exhibit 6

2.	Monitoring to ensure that savings objectives for the Agreement are being met.
3.	Reviewing financial analysis for all EDS sponsored initiatives to ensure financial viability.
4.	Assisting in and supporting, as needed, the review of monthly charges to assure the accuracy of EDS charges, Customer retained costs and pass-through expenses.
5.	Ensuring that anticipated and agreed-upon EDS financial responsibilities are not converted to Customer retained or pass-through expenses.
6.	Investigating variances in forecasted expenses or usage.
7.	Establishing and maintaining the Customer charge back process and systems.
8.	Ensure that Customer and EDS have the necessary internal financial controls in place to comply with the Sarbanes-Oxley Act of 2002.
2.1.7	Customer Service Manager(s)

The Customer Service Manager(s) will have the primary responsibility to monitor and support EDS’s performance of the Services associated with each Tower within the scope of the Agreement.

Primary responsibilities include:

1.	Reviewing all Service Levels and contractual commitments for the respective Tower.
2.	Assisting both Customer and EDS with forecasting resource requirements.
3.	Providing support to Customer and Authorized Users in accordance with the Problem Management process, as described in the Exhibit 2.1 (Cross Functional – General Services).
4.	Reviewing and approving specific project plans and Change Management activities for a Tower.
2.2	EDS
2.2.1	EDS Account Executive

The EDS Account Executive has complete authority and responsibility to deliver all Services from EDS to Customer.

Primary responsibilities include:

1.	Managing the overall relationship regarding EDS and Customer.
2.	Assuring the successful transition of the Agreement to operational status.
3.	Ensuring that EDS fulfills all of its obligations under the Agreement.
4.	Working with the Customer Governance Team to establish, manage, and meet commitments, requirements, and expectations.
5.

Working with Customer executives and business unit managers to align the delivery of Services with the strategic needs of Customer; such activities will be performed with the approval and in conjunction with the Customer Contract Manager.

Exhibit 6 - Page 3 of 14

DTG and EDS confidential	Exhibit 6

6.	Informing Customer about new corporate capabilities and developments within EDS’s organization, and proposing ideas and solutions that will provide ongoing benefit to Customer.
2.2.2	EDS Account Manager

The EDS Account Manager will have primary business operating performance responsibility for the account and will assure that all delivery commitments and deliverables required under the Agreement are provided to Customer.

Primary responsibilities include:

1.	Working with the Customer Contract Manager to manage and meet commitments, requirements and expectations.
2.	Ensuring that all Service Levels are met.
3.	Ensuring that EDS’s performance requirements as they relate to Customer business requirements and business objectives are satisfied.
4.	Assuring operational compliance with the Agreement and ensuring that EDS fulfills its obligations under the Agreement, including all obligations relating to deliverables.
5.	Establishing and executing the account management disciplines, business management processes, and associated reporting.
6.	Ensuring prompt identification and resolution of Service delivery issues.
7.

Ensuring that EDS’s performance requirements as they relate to the Customer strategic business planning (business and architecture, strategic options, business assessment, business operating plans) requirements are met.

8.	Staffing and leading the EDS Management Team and Project Staff.
2.2.3	EDS Transition Manager

The EDS Transition Manager has the overall responsibility for the successful transition of the Transitioned Employees and applicable subcontractors to the EDS account team while ensuring that Service Levels and Customer satisfaction are maintained.

Primary responsibilities include:

1.	Establishing the account infrastructure necessary to operate the account including all financial, human resources, security, facilities and communication.
2.	Developing and implementing the Service delivery plan.
3.	Installing all Service delivery processes and ensuring that the Service Level reporting mechanisms are established and operational.
4.	Transitioning all of Customer’s applicable personnel and subcontractors seamlessly to EDS.
2.2.4	EDS Service Delivery Managers

The EDS Service delivery Managers will have the primary responsibility to deliver the Services associated with each Tower within the scope of the Agreement.

Exhibit 6 - Page 4 of 14

DTG and EDS confidential	Exhibit 6

Primary responsibilities include:

1.	Overseeing delivery of Services in order to meet all Service Levels and contractual commitments for the respective Tower..
2.	Providing support to Customer and Authorized Users in accordance with the Problem Management process, as described in the Exhibit 2.1 (Cross Functional – General Services).
3.	Providing all Service Level reporting to the service control function.
4.	Implementing and meeting the requirements of the Customer business continuity plans.
2.2.5	EDS Resource Manager

The EDS Resource Manager will be responsible for managing and executing resource strategies across the account.

Primary responsibilities include:

1.	Managing transition of subcontractors.
2.	Managing EDS relationships.
3.	Managing selection of subcontractors (e.g. offshore).
4.	Managing EDS shared resource centers within the Customer account.
2.2.6	EDS Service Control Manager

The EDS Service Control Manager will have primary responsibility for delivering the metrics program for the account .

Primary responsibilities include:

1.	Interfacing as needed with Customer.
2.	Establishing EDS metrics program.
3.	Constructing the performance reports and managing the monthly reporting.
4.	Establishing EDS Benchmarking methodology in accordance with the Agreement.
5.	Introducing EDS’s proceses and delivery models to the account; modifying them to meet Customer standards; and ensuring that this methodology is implemented on the account.
6.	Providing training as required by the Agreement.
7.	Providing process ownership for Service delivery processes.
8.	Providing EDS quality assurance function.
9.	Implementing a client satisfaction survey for the account.
2.2.7	EDS Business Office

The EDS Finance Manager will have primary responsibility for all financial, billing, contractual compliance and new business management functions.

Exhibit 6 - Page 5 of 14

DTG and EDS confidential	Exhibit 6

Primary responsibilities include:

1.	Providing the monthly invoice and all account billing and reporting functions.
2.	Providing all EDS contract administrations for the time-phased contractual commitments to assure fulfillment of EDS deliverables.
3.	Acting as the primary EDS focus for new service establishment for Customer.
4.	Managing other administrative functions including security (physical and logical), facilities and contracts.
5.	Providing all financial reporting, including exception reporting, to Customer, in accordance with the Exhibit 4 (Pricing and Financial Provisions).
6.	Ensure that the controls specified in the Agreement relating to Customer’s compliance with the Sarbanes-Oxley Act of 2002.
2.2.8	EDS Human Resource Director

The EDS Human Resource Director will have account management responsibilities for all personnel policies or process administration.

Primary responsibilities include:

1.	Establishing all personnel administration policies for the account.
2.	Providing the Human Resources management function for the account.
3.	Providing the recruitment and placement function for the account.
4.	Providing the communication forms for the account.
5.	Interfacing with the Customer Contract Manager on personnel issues.
3.0	Committees and Teams
1.

An Executive Steering Committee will be formed, consisting of both Customer and EDS executives, to provide business oversight and ensure that the Service delivery objectives are achieved. This committee will also direct the Customer / EDS relationship and assist the Customer Contract Manager and the EDS Account Manager in decisions that directly affect this Agreement.

2.

A Customer Contract Manager and a EDS Account Manager will be appointed by the Parties to liaise with the Executive Steering Committee and to monitor and resolve where possible any issues raised by the Customer Service Manager(s) and the EDS Service Delivery Manager(s).

3.

The appropriate Customer Service Manager(s) and EDS Service Delivery Managers will carry out the day-to-day coordination of Service delivery, and will include other Customer representatives as required.

4.	Customer and EDS will jointly develop and implement agreed performance management and business assurance processes.
5.

The performance management and business assurance processes and procedures will be deployed at the EDS sites and/or the designated Customer Sites, which will ensure the stable start-up and efficient delivery of the Services.

Exhibit 6 - Page 6 of 14

DTG and EDS confidential	Exhibit 6

3.1	Executive Steering Committee

The Parties will establish an Executive Steering Committee. The names and/or titles of the representatives serving on the initial Executive Steering Committee are listed in Exhibit 6-A (Committee Relationships and Membership) to this Exhibit.

The Executive Steering Committee will have executive management responsibility for the Agreement and for the relationship between the Parties.

3.1.1	Members

The Executive Steering Committee shall be chaired by the Customer Contract Manager and will be comprised as follows:

1.	Customer Contract Executive.
2.	Customer Contract Manager.
3.	EDS Account Executive.
4.	EDS Account Manager.
5.	Other Customer and EDS personnel as required.
3.1.2	Key Responsibilities

The responsibilities of the Executive Steering Committee include:

1.	Ensuring business alignment between the Parties, analysis of Customer and EDS business plans, and oversight of new or modified Services during the Term.
2.	Developing strategic requirements and plans associated with the Services or New Services during the Term.
3.

Agreeing to and periodically reviewing the authority of the committees and makeup of the individual members of the Management Committee (discussed in Section 3.2 below) and the Service Delivery Committee (discussed in Section 3.3 below).

4.	Approving the Management Committee report and recommendations, including review and/or approval of the following:
5.	Review Transition Plan implementation, including progress and achievement of Critical Deliverables and key activities.
6.	Review Service Level reports and modifications.
7.	Review Continuous improvement and quality assurance measures.
8.	Reset of Critical Service Levels.
9.	Review financial issues and performance.
10.	Review Customer satisfaction surveys.
11.	Review Audit results.
12.	Review Benchmarking results.
13.	Resolving issues escalated by the Management Committee.

Exhibit 6 - Page 7 of 14

DTG and EDS confidential	Exhibit 6

3.1.3	Reports
1.	Minutes.
3.1.4	Meetings

Holding initial quarterly meetings, changing to time periods as agreed by the Parties.

3.2	Management Committee

The Parties will establish a Management Committee. The names and/or titles of the representatives serving on the initial Management Committee are listed in Exhibit 6-A (Committee Relationships and Membership) to this Exhibit.

3.2.1	Members

The Management Committee shall be chaired by the Customer Contract Manager and will be comprised as follows:

1.	Customer Contract Manager.
2.	Customer Contract Administrator.
3.	Customer Finance Manager.
4.	EDS Account Manager.
5.	EDS Finance Manager.
6.	Other Customer and EDS personnel as required.
3.2.2	Authority

Subject to direction and approval from the Executive Steering Committee and to the authority derived from the Change Control procedures to be approved by Customer, the Management Committee will have general authority and responsibility regarding:

1.	Approving changes to the Agreement.
2.	Adding, modifying, and/or removing Services covered by the Agreement.
3.	Operational, technical, financial, and general management oversight of the Agreement.
4.	Resolving issues escalated by the Service Delivery Committee.
3.2.3	Key Responsibilities

The responsibilities and authorities of the Management Committee will be determined and delegated in each case in accordance with the authority outlined in Section 3.2.2 above.

The responsibilities of the Management Committee include:

1.	Managing the performance of the Parties’ respective roles and responsibilities under the Agreement.
2.	Implementing the Agreement.

Exhibit 6 - Page 8 of 14

DTG and EDS confidential	Exhibit 6

3.	Managing risks and opportunities for improvement.
4.	Monitoring Service delivery and Transition activities based on reporting and coordination with the Service Delivery Committee.
5.	Considering and approving, where possible, operational and technical changes in accordance with the Change Management requirements set out in Exhibit 2.1 (Cross Functional – General Services).
6.	Considering and approving, where possible, changes to the Agreement and to the Services in accordance with the Change Control procedures to be approved by Customer.
7.	Seeking to resolve any issues escalated by the Service Delivery Committee in accordance with Section 5.0 (Issue Escalation Procedures) in this Exhibit.
8.	Producing Management Committee summary reports as set out in Exhibit 13 (Reports) and submitting them for Executive Steering Committee review.
9.	Approving the following and reporting, as required, to the Executive Steering Committee with respect to:
10.	Service Levels, Service Level Credits and Earnback as described in Exhibit 3 (Service Levels).
11.	Review Continuous improvement and quality assurance measures.
12.	Review Proposals for reset of Service Levels.
13.	Review of financial performance.
14.	Review Pricing.
15.	Review customer satisfaction surveys.
16.	Review audit results.
17.	Review Benchmarking results.
18.	Monitoring and reviewing the ongoing status of Third Party Contracts as appropriate.
19.	Initiating, as appropriate, the recommendations and suggestions made by the Executive Steering Committee relating to the Services and/or this Agreement.
20.	Ensuring the implementation of process/infrastructure, financial and resource plans.
21.	Reviewing business proposals as submitted by Customer business sponsors and/or EDS personnel.
22.	Recommending new proposals to the Executive Steering Committee.
23.	Providing advice and direction to the Service Delivery Committee for performance improvement.
24.	Delegating any powers it considers appropriate to the Services Delivery Committee.
3.2.4	Reports
1.	Summary Executive Reports.
2.	Global Management Reports.
3.	Service Level Reports.

Exhibit 6 - Page 9 of 14

DTG and EDS confidential	Exhibit 6

4.	Transition Reports.
5.	Minutes.
3.2.5	Meetings

The Management Committee will meet (at a minimum) monthly, and at other times as agreed between the Parties, to review:

1.	Contract Management and Change Control.
2.	Service delivery.
3.	Transition management (as required).
4.	Transformation management (as required).
5.	Change Management.
6.	Technical planning.
3.3	Service Delivery Committee

The names and/or titles of the representatives serving on the initial Service Delivery Committee are listed in Exhibit 6-A (Committee Relationships and Membership) to this Exhibit.

3.3.1	Members

The Service Delivery Committee will be comprised as follows:

1.	Customer Service Manager(s).
2.	Customer Business Unit Coordinator.
3.	Customer Site Managers (as required).
4.	EDS Service Delivery Managers.
5.	Other Customer and EDS personnel as required.
3.3.2	Authority

All members of the Service Delivery Committee:

1.	Review and approval, where possible, of the short-term and long-term plans and activities in regard to the delivery of the Services.
2.	Resolution of Service delivery problems.
3.	Upward notification of all opportunities or issues that might result in the addition, deletion, or modification of the Services, or the terms of the Agreement, irrespective of the initiating Party.
4.	Agreement of local Service delivery initiatives, where approved by appropriate level.

Exhibit 6 - Page 10 of 14

DTG and EDS confidential	Exhibit 6

3.3.3	Key Responsibilities

The responsibilities and authorities of the Customer and EDS representatives will be determined and delegated in each case by the Management Committee and may include matters within the relevant region such as the following:

1.	Implementing the Transition Plan and monitoring the Service delivery.
2.	Monitoring Critical Deliverables and Service Levels.
3.	Coordinating and communicating day-to-day Service delivery issues; addressing, co-coordinating and prioritizing the issues affecting the provision of the Services to Customer.
4.	Reviewing and escalating operational problems and issues in accordance with the Policy & Procedures Manual.
5.	Reviewing and scheduling change requests in accordance with the Change Management requirements described in Exhibit 2.1 (Cross Functional – General Services).
6.	Ensuring efficient flow of documentation as required by the Agreement.
7.

Handling disputes within the authority of the Customer and EDS representatives, and referring others to the Management Committee in accordance with the Section 5.0 (Issue Escalation Procedures) of this Exhibit.

8.	Submitting issues concerning the relationship between the Parties to the Management Committee for its guidance and recommendations.
9.	Submitting reports as required and as defined in Exhibit 13 (Reports) to the Management Committee.
10.	Advising the Management Committee of new opportunities and proposals.
11.	Identifying and referring matters outside the authority of Customer and EDS representatives to the Management Committee.
12.	Reviewing and presenting recommendations and suggestions made by Customer representatives and EDS representatives relating to the Services and initiating appropriate actions.
13.	Identifying issues that may have an impact outside the relevant Sites and referring these to the Management Committee and, as appropriate, to other Sites as required.
14.	Monitoring and reviewing the ongoing status of Third Party Contracts as appropriate.
15.	Reviewing and adjusting the following, as directed by the Management Committee:
16.	Service Levels.
17.	Continuous improvement and quality assurance measures.
18.	Customer satisfaction surveys.
19.	Audits.
20.	Benchmarking results.
3.3.4	Reports
1.	Regional/Management Reports.

Exhibit 6 - Page 11 of 14

DTG and EDS confidential	Exhibit 6

2.	Service Levels and Service delivery results (as required).
3.	Minutes.
3.3.5	Meetings

The Service Delivery Committee will meet (at a minimum) bi-weekly, and at other times as agreed between the Parties, to review:

1.	Contract issues.
2.	Service delivery.
3.	Transition management (as required).
4.	Transition/projects (as required).
3.4	Technical Steering Committee

Technical Steering Committee will be established by the Parties.

The Technical Steering Committee will meet quarterly, and at other times as agreed between the Parties.

It is agreed that the Technical Steering Committee shall not be involved in day-to-day operational issues.

3.4.1	Members

The Technical Steering Committee shall be chaired by the Customer IT Architecture Manager and will be comprised as follows:

1.	Customer Contract Manager or his/her nominated deputy.
2.	Customer IT Architecture Manager.
3.	Customer Applications Development and Maintenance Manager.
4.	Customer Business Unit Coordinator.
5.	EDS Account Manager.
6.	EDS-assigned Chief Technology Officer for Customer.
7.	Customer and EDS Subject Matter Experts (SMEs) as required.
3.4.2	Key Responsibilities

The responsibilities of the Technical Steering Committee include:

1.

Reviewing and ensuring alignment of Customer’s Information Technology (IT) strategy and IT policies Strategy and implementation. All issues arising from the review are to be escalated to the Executive Steering committee for review and resolution.

2.

Using management reports defined in Exhibit 13 (Reports), and any other appropriate sources, to research, develop, review and approve technical initiatives to address business problems and opportunities as agreed by the Executive Steering Committee and/or the Management Committee.

Exhibit 6 - Page 12 of 14

DTG and EDS confidential	Exhibit 6

3.

Providing advice and guidance to the Management Committee for technical improvement and making recommendations directly to Customer and EDS on issues affecting the technical infrastructure that supports the Customer business operations.

4.	Reviewing technical policy standards and making recommendations to the Management Committee
5.	Reviewing any proposals for reductions in the costs of the Services driven by new technology.
4.0	Policies and Procedures Manual

This Section sets out the requirements for the Policies and Procedures Manual and the process by which the Policies and Procedures Manual will be finalized.

Exhibit 6-B (Policies and Procedures Manual Content) to this Exhibit contains the general content and high-level description of the Policies and Procedures Manual. It is provided to indicate the proposed content and organization of the Policies and Procedures Manual.

The requirements related to the Policies and Procedures Manual are as follows:

1.	The Parties will develop and follow specific procedures during the Term, which are to be set out in a Policies and Procedures Manual.
2.

The Policies and Procedures Manual will not contradict the provisions of this Agreement. If there is any discrepancy between the Policies and Procedures Manual and the Agreement, the terms in the Agreement will prevail.

3.	EDS and Customer will jointly use the Policies and Procedures Manual to enable close cooperation and communication between the Parties.
4.	The Procedures Manual will include checkpoint reviews; testing; acceptance; and other procedures for Customer to assure the quality of EDS’s performance.
5.

Developing, with the assistance and approval of Customer, the content of the Policies and Procedures Manual that is required [as indicated in Exhibit 6-B (Policies and Procedures Manual Content) to this Exhibit.

5.0	ISSUE ESCALATION PROCEDURES

From time to time, issues will arise that cannot be resolved at the various levels of management within the Customer and EDS teams. These issues may arise at a particular site/country, region or at the global level. These issues may involve obligations of Party, performance, commercial issues, personnel, etc.

It is the intent of Customer and EDS to resolve issues in a constructive way that reflects the concerns and commercial interests of each Party. Both Parties’ primary objective and intent is to have issues resolved by the appropriate levels of authority without the need for escalation. With this in mind, the following steps are to be followed:

1.

Notification: Either Party may decide that escalation is desirable when resolution of an issue appears unachievable at the current management level. In this case, the Party desiring escalation provides written notice of its intention to the member(s) of the other Party currently involved in the dispute. At either Party’s request, the Parties currently engaged in attempting to resolve the issue shall meet again to attempt resolution of the issue prior to escalation to the next level. When and if the issue cannot be resolved at the current management level, the issue will then be escalated after good faith attempts by both Parties to resolve the issue at the current level.

Exhibit 6 - Page 13 of 14

DTG and EDS confidential	Exhibit 6

2.	Documentation: Both Parties will jointly develop a short briefing document called Statement of Issue for Escalation that describes the issue, relevant impact and positions of both Parties.
3.

Request for Assistance: A meeting will be scheduled with appropriate individuals as described below (phone or videoconference in most cases). The Statement of Issue for Escalation will be sent in advance to the participants.

4.	It is the intention of Customer and EDS that issues are escalated for review and resolution to the next level of management as follows:
4.1.	The EDS Service Delivery Manager with the appropriate Customer Governance team member.
4.2.	The Customer Contract Manager and the EDS Account Manager.
4.3.	The Customer Account Executive and the EDS Account Executive.
5.

Issue Review: Following review and resolution the decision shall be documented and returned to both Parties. If a reasonable amount of time has elapsed without resolution, or if ether Party believes that resolution is not possible without further escalation, the issue may be further escalated to the formal Dispute Resolution process set forth in the Agreement.

Exhibit 6 - Page 14 of 14

DTG and EDS CONFIDENTIAL	Exhibit 6-B

ENTIRE EXHIBIT REDACTED

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

FOR EXHIBIT 6-B

(9 PAGES OMITTED)

DOLLAR THRIFTY AUTOMOTIVE GROUP

REQUIREMENTS DOCUMENT

EXHIBIT 6-B

POLICIES AND PROCEDURES MANUAL CONTENT

Attachment to Exhibit 6 (Governance Model)

AUGUST 1, 2006

Exhibit 6-B – Page 1 of 1

DOLLAR THRIFTY AUTOMOTIVE GROUP

REQUEST FOR PROPOSAL

EXHIBIT 7

SITES

August 31, 2006

This document contains confidential and proprietary information of DTG. It is furnished for evaluation purposes only. Except with the express prior written permission of DTG, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

DTG CONFIDENTIAL

Physical Site Address
Brand	Code	Site Name	Address	City	State	Country	Postal Code	Telephone
T	LIH	Airport Counter	One Airport Drive	Little Rock	AR	USA	72202
T	LIH	Service Facility	2610 E Roosevelt Rd	Little Rock	AR	USA	72206
T	LIT	Airport Counter	1 Airport Rd	Little Rock	AR	USA	72206
T	LIT	Base Facility	2610 Roosevelt Rd	Little Rock	AR	USA	72206
T	ROG	Airport Counter	1 Cass Hough Drive	Rogers	AR	USA	72756	479-986-9351
T	XNA	Closed	815 S.W. 8th Street Suite A	Bentonville	AR	USA	72712	479-254-2961
T	XNA	Airport Counter	1 Airport Blvd STE 107	Highfill	AR	USA		479 205 1130
D	PHX	Administration Bldg	50 S 24th Street	Phoenix	AZ	USA	85034	602-275-0011 x221
D	PHX	Hotel Counter	915 E Apache Blvd	Phoenix	AZ	USA	85281	480-968-2899
D	PHX	Maintenance Facility	50 S 24th Street	Phoenix	AZ	USA	85034	602-275-0011
D	PHX	Return Kiosk	3748 E Washington	Phoenix	AZ	USA	85034	602-275-0011
D	PHX	Airport Counter	3200 Sky Haror Blvd	Phoenix	AZ	USA	85034	602-225-2715
D	PHX	Airport Counter	3400 Sky Harbor Blvd	Phoenix	AZ	USA	85034	602-275-0292
D	PHX	Airport Counter	3800 Sky Harbor Blvd	Phoenix	AZ	USA	85034	602-275-0452
D	PHX	Base Facility	3748 E Washington	Phoenix	AZ	USA	85034	602-275-0011
D	PHX	Hotel Counter	5001 N Scottsdale Rd	Scottsdale	AZ	USA	85250	480-945-3196
D	TUS	Base Facility	2620 E Tucson Blvd	Tucson	AZ	USA	85706	520-434-0288
D	TUS	Airport Counter	7250 S Tucson Blvd	Tucson	AZ	USA	85706	520-573-4736 520-434-0288
D	TUS	Return Kiosk	7250 S Tucson Blvd	Tucson	AZ	USA	85706	520-434-0288
D	TUS	Service Facility	2340 E. Elvira	Tucson	AZ	USA	85706	520-434-0288
D	BRG	Off Airport Base Facility	1815 Bayshore Hwy	Burlingame	CA	USA	94010	650-259-0355
D	FAT	Off Airport Counter	5175 E Clinton Way	Fresno	CA	USA	93727	559-252-4072
D	FAT	Service Facility	5175 E Clinton Way	Fresno	CA	USA	93727	559-252-4072
D	LAX	Base Facility	5630 Arbor Vitae Street	Los Angeles	CA	USA	90045	310-410-5400
D	LAX	Base Facility	5630 Arbor Vitae Street	Los Angeles	CA	USA	90045	310-410-5409 310-410-5423
D	LAX	Base Facility	5630 Arbor Vitae Street	Los Angeles	CA	USA	90045	310-410-5409 310-410-5423
D	LAX	Airport Counter	100 Worldway	Los Angeles	CA	USA	90045	310-410-5400
D	LAX	Airport Counter	200 Worldway	Los Angeles	CA	USA	90045	310-410-5400
D	LAX	Airport Counter	300 Worldway	Los Angeles	CA	USA	90045	310-410-5400
D	LAX	Airport Counter	500 Worldway	Los Angeles	CA	USA	90045	310-410-5400
T	LAX	Base Facility	5440 West Century Blvd.	Los Angeles	CA	USA	90045	310-645-1880
T	LAX	Base Facility	5440 West Century Blvd.	Los Angeles	CA	USA	90045	310-645-1880
T	LAX	Base Facility	5440 West Century Blvd.	Los Angeles	CA	USA	90045	310-645-1880
T	LAX	Base Facility	5440 West Century Blvd.	Los Angeles	CA	USA	90045	310-645-1880
T	LAX	Airport Counter	5440 West Century Blvd.	Los Angeles	CA	USA	90045	310-645-1881
T	LAX	Airport Counter	5440 West Century Blvd.	Los Angeles	CA	USA	90045	310-645-1881
T	LAX	Airport Counter	5440 West Century Blvd.	Los Angeles	CA	USA	90045	310-645-1881
T	LAX	Airport Counter	5440 West Century Blvd.	Los Angeles	CA	USA	90045	310-645-1881
D	OAK	Airport Counter	In Terminal Airport	Oakland	CA	USA	94621	510-729-7177
D	OAK	Airport Counter	In Terminal Airport	Oakland	CA	USA	94621	510-729-7177
D	OAK	Airport Kiosk	In Terminal Airport	Oakland	CA	USA	94621	510-729-7177
D	OAK	Base Facility	1050 Langley St.	Oakland	CA	USA	94603	510 568 9909
D	OAK	Base Facility	1050 Langley St.	Oakland	CA	USA	94603	510 568 9909
T	OAK	Airport Counter	In Terminal Airport	Oakland	CA	USA	94621	510-729-7177
T	OAK	Airport Counter	In Terminal Airport	Oakland	CA	USA	94621	510-729-7177
T	OAK	Local Counter	790 Anderson Dr	San Rafael	CA	USA	94901	415-459-2700
D	ONT	Airport Counter	126 S. Vineyard	Ontario	CA	USA	91764	909-390-2438 X2221 909-988-8584
D	ONT	Return Kiosk	3450 E Airport Drive	Ontario	CA	USA	91764	909-390-2438 X2221
D	ONT	Service Facility	3450 E Airport Drive	Ontario	CA	USA	91764	909-390-2438
D	PSP	Local Counter	3400 E Taquitz	Palm Springs	CA	USA	92262	760-325-7334
D	PSP	Service Facility	Palm Springs Reg. Airport	Palm Springs	CA	USA	92262	760-325-7334
D	SAN	Base Facility	2499 Pacific Hwy	San Diego	CA	USA	92101	619-234-3389
D	SAN	Service Facility	2401 Pacific Coast Hwy	San Diego	CA	USA	92101	619-234-9110 619-234-3389
T	SAN	Base Facility	1120 West Laurel St.	San Diego	CA	USA	92101	619-515-0980
T	SAN	Maintenance Facility	1120 W. Laurel Street	San Diego	CA	USA	92101	619-515-0980
D	SFO	Hotel Counter	5000 Sierra Point Pkwy	Brisbane	CA	USA	94005	650-583-3977
D	SFO	Administration Bldg	San Francisco Airport	San Francisco	CA	USA	94128	650-244-4131/ 650-737-8083
D	SFO	Return Kiosk	San Francisco Airport	San Francisco	CA	USA	94128	650-244-4131/ 650-737-8083
D	SFO	Airport Counter	San Francisco Airport	San Francisco	CA	USA	94128	650-244-4131/ 650-737-8083
D	SFO	Local Counter	2500 Mason Street	San Francisco	CA	USA	94128	415-399-9873

S	SFO	Local Counter	324 O'Farrell	San Francisco	CA	USA	94128
S	SFO	Local Counter	324 O'Farrell	San Francisco	CA	USA	94128
S	SFO	Quick Turn Around	San Francisco Airport	San Francisco	CA	USA	94128	650-244-4131/ 650-737-8083
T	SFO	Airport Counter	San Francisco Int'l Airport	Millbrae	CA	USA	94030	650-244-4131/ 650-737-8083
T	SFO	Closed	229 7th St	San Francisco	CA	USA	94105	415-777-2515
T	SFO	Closed	520 Mason St	San Francisco	CA	USA	94102	415-788-8111
T	SFO	??		San Francisco	CA	USA	94103
T	SFO	Return Kiosk	San Francisco Int'l Airport Millbrae	San Francisco	CA	USA	94030	650-244-4131/ 650-737-8083
D	SJC	Administration Bldg	470 E Brokaw Rd	San Jose	CA	USA	95110	408-999-6561
D	SJC	Airport Counter	2300 Airport Blvd	San Jose	CA	USA	95110	408-999-6567
D	SJC	Airport Counter	2300 Airport Blvd.	San Jose	CA	USA	95110	408-999-6567
s	SJC	Quick Turn Around	435 Walsh Ave	Santa Clara	CA	USA	95050
D	SMF	Airport Counter	6850 Airport Blvd	Sacramento	CA	USA	95837	916-569-2880 ext 2228
D	SMF	Service Facility	6850 Airport Blvd	Sacramento	CA	USA	95837	916-569-2880
T	SNA	Service Facility	3500 Irvine Ave.	Newport Beach	CA	USA	92660	949-442-0700 949-442-0702
T	SNA	Airport Counter	18601 Airport Way Suite 71	Santa Ana	CA	USA	92101
T	SNA	Airport Counter	18601 Airport Way Suite 71	Santa Ana	CA	USA	92101
S	WRO	Administration Bldg	9485 Haven Avenue, STE 101,	Rancho Cucamonga	CA	USA
T	ASE	airport	121 Aspen Airport Bus Center	Aspen	CO	USA	81611	970-920-2008
T	ASE	Base Facility	69 Airport Rd.	Aspen	CO	USA	81611	970-920-2305
T	ASE	Airport Counter	2033 Airport Road	Aspen	CO	USA	81611	970-920-2305
D	DEN	Base	23520 E 78th Ave	Denver	CO	USA	80249	303-317-1142 X156
D	DEN	Base	23520 E 78th Ave	Denver	CO	USA	80249	303-317-1142 ext. 154
D	DEN	Technical Center	8006-E Arapahoe Ste 100	Denver	CO	USA	80207	303-662-8102
D	DEN	Airport Counter	Denver Int'l Airport	Denver	CO	USA	80207	303-317-1142 ext 190
D	DEN	Local Rental Counter	10343 M North Federal Blvd	Westminster	CO	USA	80260	303-466-1422
T	DEN	Maintenance Facility	455 S. Colorado Blvd	Denver	CO	USA	80246	720-214-1130
T	DEN	Airport Counter	7705 Calawba Ct	Denver	CO	USA	80249	303-342-9400
T	DEN	Base Facility	7705 Calawba Ct	Denver	CO	USA	80249	303-342-9400
T	DEN	Base Facility	7705 Calawba Ct	Denver	CO	USA	80249	303-342-9400
T	DEN	Technical Center	8006 E. Arapahoe Ste 100	Englewood	CO	USA	80112	303-220-1020
T	BDL	Base Facility	580 SPRING ST	Windsor Locks	CT	USA	06096	860-623-8214 X225
T	BNA	Airport Counter	580 Spring street	Windsor Locks	CT	USA	06096	860-623-8214 X225
T	BNA	Service Facility	580 Spring street	Windsor Locks	CT	USA	06096	860-623-8214 X225
T	DCA	Local Counter		Washington DC	DC	USA	20004
D	APF	Pvt. Airport	160 Aviation Dr. North	Naples	FL	USA	33101	239-403-9400
D	APF	airport	500 Terminal Dr.	Naples	FL	USA	33104	239-213-1400
D	APF	Service Facility	1300 Airport Pulling Rd.	Naples	FL	USA	33104	239-793-2226
S	DAB	Airport	700 Catalina Dr. Suite 1	Daytona Beach	FL	USA	32114	386-527-4484
S	DAB	Service Facility	275 Coral Sea Ave.	Daytona Beach	FL	USA	32114	386-527-4484
D	EYW	Off Airport Counter	3495 Roosevelt	Key West	FL	USA	33041	305-296-9921
T	EYW	Local Counter	Boca Chica Navel Air Station	Key West	FL	USA	33041	305-296-9921
D	FLL	Administration Bldg	3100 S Federal Hwy. (Maintence Area)	Ft. Lauderdale	FL	USA	33316	954-233-5752
D	FLL	Administration Bldg	3100 S Federal Hwy. (Maintence Area)	Ft. Lauderdale	FL	USA	33316	954-233-5752
D	FLL	Administration Bldg	3100 S Federal Hwy. (Maintence Area)	Ft. Lauderdale	FL	USA	33316	954-233-5752
D	FLL	Airport Counter	600 Terminal Dr.	Ft. Lauderdale	FL	USA	33315	954 377 8550
D	FLL	Airport Counter	600 Terminal Dr.	Ft. Lauderdale	FL	USA	33315	954 377 8550
D	FLL	Airport Counter	600 Terminal Dr.	Ft. Lauderdale	FL	USA	33315	954 377 8550
D	FLL	Airport Exit Booth	600 Terminal Dr.	Ft. Lauderdale	FL	USA	33315	954 377 8550
D	FLL	Airport Quick Turn Around	600 Terminal Dr.	Ft. Lauderdale	FL	USA	33315	954 377 8550
D	FLL	Airport Ready Kiosk	600 Terminal Dr.	Ft. Lauderdale	FL	USA	33315	954 377 8550
T	FLL	Base Facility	1600 NE 7th Ave.	Dania	FL	USA	33004	954-760-6264 option 5
T	FLL	Base Facility	1600 NE 7th Ave.	Dania	FL	USA	33004	954-760-6264 option 5
T	FLL	Airport Counter	600 Terminal Dr.	Ft. Lauderdale	FL	USA	33315	954-377-8550 ext 4010
T	FLL	Airport Counter	600 Terminal Dr.	Ft. Lauderdale	FL	USA	33315	954-377-8550 ext 4010
T	FLL	Local Counter	2400 Miami Rd.	Ft. Lauderdale	FL	USA	33316	954-463-2958 opt. 4
T	FLL	Quick Turn Around	600 Terminal Dr.	Ft. Lauderdale	FL	USA	33315	954-377-8570 x2044

T	FLL	Ready Kiosk	600 Terminal Dr.	Ft. Lauderdale	FL	USA	33315	954-377-8570 x2044
T	FLL	Local Counter	2300 N. State Rd. 7	Lauderdale Lakes	FL	USA	33311	954-731-0701 954-359-0250
T	FLL	Local Counter	2300 N. State Rd. 7	Lauderdale Lakes	FL	USA	33311	954-731-0701 954-359-0250
D	FMY	Off Airport Counter	4560 Tamiami Trail Suite #1	Port Charlotte	FL	USA	33980	941-235-1041 941-624-2800
D	JAX	Airport Counter	2400 Yankee Clipper Dr.	Jacksonville	FL	USA	32218	904-741-3950
D	JAX	Airport Counter	2400 Yankee Clipper Dr.	Jacksonville	FL	USA	32218	904-741-3950
D	JAX	Service Facility	2024 Rental Car Ln.	Jacksonville	FL	USA	32218	904-741-1008 904-741-4444 ext. 222
T	JAX	Base Facility	1771 Airport Rd.	Jacksonville	FL	USA	32218	904-741-4614 904-741-1008
T	JAX	Airport Counter	2400 Yankee Clipper Rd	Jacksonville	FL	USA	32218	904-493-0005
T	JAX	Service Facility	1759 Airport Rd	Jacksonville	FL	USA	32218
D	MCO	Hotel Counter	5995 West Irlo Bronson Memorial Hwy.	Kissimmee	FL	USA	34747	407 397 0611
D	MCO	Hotel Counter	1805 Hotel Plaza Blvd. (Courtyard By Mariott)	Lake Buena Vista	FL	USA	32830	407-827-3038
D	MCO	Airport Counter	9304 Airport Blvd. (A Side)	Orlando	FL	USA	32827	407-825-3958
D	MCO	Airport Counter	9304 Airport Blvd. (A Side)	Orlando	FL	USA	32827	407-825-3958
D	MCO	Airport Counter	9304 Airport Blvd. (A Side)	Orlando	FL	USA	32827	407-825-3958
D	MCO	Airport Counter	9304 Airport Blvd	Orlando	FL	USA	32827	407 825 3255
D	MCO	Airport Counter	9304 Airport Blvd	Orlando	FL	USA	32827	407 825 3255
D	MCO	Airport Counter	9304 Airport Blvd	Orlando	FL	USA	32827	407 825 3255
D	MCO	Off Airport Counter	6515 International Dr.	Orlando	FL	USA	32819	407-226-1097
D	MCO	Off Airport Counter	2510 Jetport Dr.	Orlando	FL	USA	32827	N/A
D	MCO	Service Facility	2519 Jetport Dr.	Orlando	FL	USA	32827	407-583-8003
D	MCO	Airport Counter	9201 Airport Blvd.	Orlando	FL	USA	32827	407-583-8000
D	MCO	Quick Turn Around	9201 Airport Blvd.	Orlando	FL	USA	32827	407-825-3250 407-825-3255
D	MCO	Return Kiosk	9304 Airport Blvd	Orlando	FL	USA	32827	N/A
D	MCO	Return Kiosk	9304 Airport Blvd	Orlando	FL	USA	32827	N/A
D	MCO	Airport Counter	9304 Airport Blvd	Orlando	FL	USA	32827	407-825-3958
D	MCO	Airport Counter	6210 Airport Blvd.	Orlando	FL	USA	32827	407-583-8000
D	MCO	Local Facility	2510 Jetport Dr.	Orlando	FL	USA	32827	407-583-8003
D	MCO	Airport Counter	9304 Airport Blvd.	Orlando	FL	USA	32827	407-825-3958
D	MCO	Quick Turn Around	9201 Airport Blvd.	Orlando	FL	USA	32827	407-825-3250 407-825-3255
T	MCO	Hotel Counter	2900 Parkway Blvd.	Kissimmee	FL	USA	34747	407 380 1002
T	MCO	Airport Counter	5600 Butler Nation Dr.	Orlando	FL	USA	32882	407-380-1002
T	MCO	Airport Counter	5600 Butler Nation Dr.	Orlando	FL	USA	32882	407-380-1002
T	MCO	Airport Counter	5600 Butler Nation Dr.	Orlando	FL	USA	32882	407-380-1002
T	MCO	Airport Counter	5600 Butler Nation Dr.	Orlando	FL	USA	32882	407-380-1002
T	MCO	Airport Counter	5600 Butler Nation Dr.	Orlando	FL	USA	32882	407-380-1002
T	MCO	Return Kiosk	5600 Butler Nation Dr.	Orlando	FL	USA	32882	407-380-1002
T	MCO	Hotel Counter	10100 International Drive	Orlando	FL	USA	32821	407-370-3181
D	MIA	Local Rental Counter	12981 SW 137 Ave	Miami	FL	USA	33186
D	MIA	Administration Bldg	3670 NW South River Dr.	Miami	FL	USA	33142	305-894-5041
D	MIA	Administration Bldg	3670 NW South River Dr.	Miami	FL	USA	33142	305-894-5041
D	MIA	Administration Bldg	3670 NW South River Dr.	Miami	FL	USA	33142	305-894-5041
D	MIA	Administration Bldg	3670 NW South River Dr.	Miami	FL	USA	33142	305-894-5041
D	MIA	Airport Counter	Miami Int'l Airport	Miami	FL	USA	33142	305-869-5191
D	MIA	Airport Counter	Miami International Airport	Miami	FL	USA	33142	305-869-5194 305-871-4308 813-396-
D	MIA	Airport Counter	Miami Int'l Airport	Miami	FL	USA	33142	305-871-4308 305-869-5181
D	MIA	Local Facility	3670 NW South River Dr.	Miami	FL	USA	33142	305-894-5023
D	MIA	Local Facility	3670 NW South River Dr.	Miami	FL	USA	33142	305-894-5023
D	MIA	Airport Counter	Miami Int'l Airport	Miami	FL	USA	33142	305-869-5190
D	MIA	Hotel Counter	4525 Collins Ave.	Miami Beach	FL	USA	33140	305-894-5041
D	MIA	Hotel Counter	18401 Collins Ave.	Miami Beach	FL	USA	33160	305-933-0188
T	MIA	Base Facility	2875 NW 42 Ave	Miami	FL	USA	33142	305-871-5051
T	MIA	Base Facility	2875 NW 42 Ave.	Miami	FL	USA	33142	305 871 5050
T	MIA	Base Facility	2875 NW 42 Ave.	Miami	FL	USA	33142	305 871 5050
T	MIA	Airport Counter	Miami Int'l Airport Terminal A	Miami	FL	USA	33142	305-871-4789 305-894-5025
T	MIA	Airport Counter	Miami Int'l Airport Terminal A	Miami	FL	USA	33142	305-492-1339
T	MIA	Airport Counter	Miami Int'l Airport Terminal A	Miami	FL	USA	33142	305-492-1339 (United Airlines counter)
T	MIA	Airport Counter	Miami Int'l Airport Terminal A	Miami	FL	USA	33142	786-265-7087
T	MIA	Local Counter	1520 Collins Ave	Miami Beach	FL	USA	33139	305-604-9827

T	MIA	Local Counter	16211 NW 57 Avenue	Miami Lakes	FL	USA	33014	305-474-3000
T	MIA	Local Counter	17800 Biscayne Boulevard	North Miami Beach	FL	USA	33160	305-931-3563
T	MIA	Local Counter	91831 Overseas Highway	Tavernier	FL	USA	33070	305-852-6088
D	MLB	Local Facility	6799 North Atlantic	Cape Canaveral	FL	USA	32920	407-509-3069
D	MLB	Off Airport Counter	424 South Babcock	Melbourne	FL	USA	32901	321-727-8484
D	PBI	Off Airport Counter	2401 Turnage Blvd. (Service Building)	West Palm	FL	USA	33406	561 697 9871
D	PBI	Service Facility	2401 Turnage Blvd. (Service Building)	West Palm	FL	USA	33406	561-686-3300 ext. 213, 218 or 224
T	PBI	Local Counter	2605 S. Federal Highway	Delray Beach	FL	USA	33483	561-278-1128
T	PBI	Maintenance Facility	2600 Turnage Blvd	West Palm Beach	FL	USA	33406	561-278-9484
T	PBI	Base Facility	2600 Turnage Blvd	West Palm Beach	FL	USA	33406	561-686-7253 ext. 5
T	PBI	Off Airport Counter	2600 Turnage Blvd	West Palm Beach	FL	USA	33406	561-686-3300 x210
D	PIE	Base Facility	17174 US HWY 19 N	Clearwater	FL	USA	34624	727-531-3557
D	PIE	Hotel Counter		St. Petersburg	FL	USA	33706
D	PNS	Base Facility	6208 North 9th Ave.	Pensacola	FL	USA	32504	850-433-4512
D	PNS	Airport Counter	2430 Airport Blvd	Pensacola	FL	USA	32504	850-474-9000
T	PPM	Local Counter	3400 N. Federal Hwy	Lighthouse Point	FL	USA	33064	954-784-3889
D	RSW	Airport Counter	16000 Chamberline Pkwy.	Ft. Myers	FL	USA	33913	239-768-2223 X234
D	RSW	Airport Counter	16000 Chamberline Pkwy.	Ft. Myers	FL	USA	33913	239-768-2223 X234
D	RSW	Airport Counter	16000 Chamberline Pkwy.	Ft. Myers	FL	USA	33913	239-768-2223 X234
D	RSW	Airport Counter	16000 Chamberline Pkwy.	Ft. Myers	FL	USA	33913	239-768-2223 X234
D	RSW	Maintenance Facility	16050 Chamberlin Pkwy.	Ft. Myers	FL	USA	33913	239-768-2223 X0 and X221
T	RSW	Airport Counter	16000 Chamberlin Pkwy. (Term B Counter	Ft. Myers	FL	USA	33913	239-768-2223
T	RSW	Airport Counter	16001 Chamberlin Pkwy. (Term B Counter	Ft. Myers	FL	USA	33913	239-768-2223
T	RSW	Airport Counter	16002 Chamberlin Pkwy. (Term B Counter	Ft. Myers	FL	USA	33913	239-768-2223
T	RSW	Local Counter	10550 Daniels Pkwy	Ft. Myers	FL	USA	33913	239-768-2322 X 221, 222, 223 or 305-87
D	SAP	Local Counter	5005 Gulf Blvd	St. Petersburg	FL	USA	33706	727-367-3779
S	SFB	Airport Counter	Two Red Cleveland Blvd. (Main Counter)	Sanford	FL	USA	32773	407-324-1314
S	SFB	Airport Counter	Two Red Cleveland Blvd. (Main Counter)	Sanford	FL	USA	32773	407-324-1314
S	SFB	Airport Counter	Two Red Cleveland Blvd. (Main Counter)	Sanford	FL	USA	32773	407-324-1314
S	SFB	Airport Counter	Two Red Clevland Blvd	Sanford	FL	USA	32773	407-324-1314
S	SFB	Quick Turn Around	Two Red Cleveland Blvd. (Maint Area)	Sanford	FL	USA	32773	407-324-1314
S	SRQ	Airport Counter	6000 Airport Circle (In Teminal)	Sarasota	FL	USA	34243	941-355-2996
S	SRQ	Service Facility	1150 Rental Car Rd.	Sarasota	FL	USA	34243	N/A
D	TLH	Base Facility	1900 Capital Circle SW	Tallahassee	FL	USA	32310	850-575-4255
D	TLH	Airport Counter	3300 Capital Circle SW	Tallahassee	FL	USA	32310	850-575-4255 X226
D	TPA	Administration Bldg	5507 W Spruce	Tampa	FL	USA	33607	813-348-5060
D	TPA	Airport Counter	5501 Spruce St	Tampa	FL	USA	33607	813-396-3640
D	TPA	Maintenance Facility	Tampa Airport	Tampa	FL	USA	33607	813-396-3153
D	TPA	Quick Turn Around	5501 Spruce St.	Tampa	FL	USA	5501	813-396-3640
D	TPA	Airport Counter	5501 Spruce St.	Tampa	FL	USA	33607	813-396-3640
D	TPA	Airport Counter	5501 Spruce St.	Tampa	FL	USA	33607	813 396 3640
D	TPA	Return Kiosk	5501 Spruce St.	Tampa	FL	USA	33607	813 348 0607
S	TPA	Corporate Facility	5507 W Spruce	Tampa	FL	USA	33607	813-396-3640
S	TPA	Corporate Facility	5507 W Spruce	Tampa	FL	USA	33607	813 396 3640
T	TPA	Administration Bldg	5501 Spruce street	Tampa	FL	USA	33607	813-348-5060 X11
T	TPA	Administration Bldg	5501 Spruce street	Tampa	FL	USA	33607	813-348-5060 X11
T	TPA	Airport Counter	5503 West Spruce Street	Tampa	FL	USA	33607	813-348-0607
T	TPA	Maintenance Facility	5507 W Spruce	Tampa	FL	USA	33607	813-348-5060 X11
T	TPA	Quick Turn Around	5501 W. Spruce	Tampa	FL	USA	33607	813-348-2730
T	TPA	Airport Counter	5501 W. Spruce St.	Tampa	FL	USA	33607	813-396-3640
T	TPA	Airport Counter	5501 W. Spruce St.	Tampa	FL	USA	33607	813-396-3640
T	TPA	Return Kiosk	Tampa Intl. Airport	Tampa	FL	USA	33607	813-289-4006

E	TUL	Yves Boyer	4730 Rue Bordeaux	Lutz	FL	USA	33558	813-508-6588
D	ATL	Airport	6000 S. Terminal Pkwy. Hartsfield Int'l APO	College Park	GA	USA	30337	404-762-6125
D	ATL	Off Airport Base Location	4003 Main Street	College Park	GA	USA	30337	404-209-2960
D	ATL	Off Airport Base	4003 Main Street	College Park	GA	USA	30337	404-209-2960
S	ATL	Smyrna Rental Counter	2096 Cobb Parkway SE	Smyrna	GA	USA	30080	770-984-2496
T	ATL	Local Counter	221 Peachtree Center	Atlanta	GA	USA	30303	404-524-2843
T	ATL	Base Facility		Atlanta	GA	USA	30303
T	ATL	Chamblee Rental Counter	3640 Chamblee-Dunwoody Road	Chamblee	GA	USA	30341	770-205-5172
T	ATL	Base Facility	4100 Riverdale Rd. Ext	College Park	GA	USA	30337	404-766-2408
T	ATL	Airport Counter	6000 S. Terminal Pkwy. Hartsfield Int'l APO	College Park	GA	USA	30337	404-766-0080 404-766-1624
T	ATL	Local Counter	580 Atlanta Rd. Ste 203-A	Cumming	GA	USA	30131	404-444-4254
T	ATL	Local Counter	4400 Snapfinfer Woods Dr	Decatur	GA	USA	30045	770-981-1341
T	Atl	Local Counter	4166 Jimmie Lee Smith Parkway	Hiram	GA	USA	30141	770-943-3063
T	ATL	Local Counter	455 West Pike St.	Lawrenceville	GA	USA	30245	770-682-2711
T	ATL	Local Counter	277 S. Marietta Pkwy.	Marietta	GA	USA	30064	770-421-0729
T	ATL	Local Counter	6045 Buford Hwy NW	Norcross	GA	USA	30093	770-449-7373 770-449-9993
T	ATL	Local Counter	3334 Stone Mountain Hwy	Snellville	GA	USA	30078	770-736-2910
D	HMF	Maintenance Facility	452 Kalewa St.	Honolulu	HI	USA	96819	808-831-2336
D	HMF	Closed	HMFdr452 Kaleway Street	Honolulu	HI	USA	96819
D	HNL	Airport Counter	Honolulu International Airport	Honolulu	HI	USA	96819	808-831-2336
D	HNL	Airport Counter	Honolulu International Airport	Honolulu	HI	USA	96819	808-831-2336
D	HNL	Regional Office	1600 Kapiolani Blvd. #825	Honolulu	HI	USA	96914	808-831-2336
D	HNL	Hotel Counter	2055 Kalia Rd.	Honolulu	HI	USA	96815	808-951-7580
D	HNL	Airport Counter	Honolulu International Airport	Honolulu	HI	USA	96819	808-831-2336
D	HNL	Return Kiosk	Honolulu International Airport	Honolulu	HI	USA	96819	808-831-2336
D	HNL	Hotel Counter	2490 Kalakaua Ave.	Honolulu	HI	USA	96815	808-952-4264
D	HNL	Airport Counter	Honolulu International Airport	Honolulu	HI	USA	96819	808-831-2336
D	HNL	Airport Counter	Honolulu International Airport	Honolulu	HI	USA	96819	808-831-2336
D	HNL	Airport Counter	Honolulu International Airport	Honolulu	HI	USA	96819	808-831-2336
T	HNL	Airport Counter	3147 N. Nimitz Hwy	Honolulu	HI	USA	96819	808-831-2277
T	HNL	Hotel Counter	325 Seaside Ave.	Honolulu	HI	USA	96815	808-971-2260
S	ITO	Airport Counter	Hilo International Airport	Hilo	HI	USA	96720	808-961-6059
S	ITO	Base Facility	Hilo International Airport	Hilo	HI	USA	96720	808-935-1497
S	ITO	Maintenance Facility	845 Kanoelehua Ave.	Hilo	HI	USA	96720	808-961-6900
D	JHM	Base Facility	20 C. Halawai Dr.	Lahaina	HI	USA	96761	808-667-2651
D	KOA	Base Facility	Kona International Airport	Kailua-Kona	HI	USA	96745	808-329-2744
D	KOA	Maintenance Facility	Kona International Airport	Kailua-Kona	HI	USA	96745	808-326-1886
T	KOA	Base Facility	Kona International Airport	Kona	HI	USA	96745	808-329-1339
S	LIH	Airport Counter	Kauai-Lihue Airport	Lihue	HI	USA	96766	808-245-3651
S	LIH	Base Facility	3272 Ho'olimalima Pl.	Lihue	HI	USA	96766	808-245-3651
S	LIH	Service Facility	2995 E Aukele	Lihue	HI	USA	96766	808-245-9483
S	LIH	Maintenance Facility	2989 Aukele	Lihue	HI	USA	96766	808-245-7671
T	LIH	Base Facility	3120 Oihana St.	Lihue	HI	USA	96766	808-246-6252
D	MKK	Airport Counter	Molokai Airport	Molokai	HI	USA	96729	808-567-6156
D	MKK	Base Facility	Molokai Airport	Molokai	HI	USA	96729	808-567-6156
D	OGG	Airport Counter	Kahului Airport	Kahului	HI	USA	96732	808-877-2731
D	OGG	Base Facility	946 Mokuea Pl.	Kahului	HI	USA	96732	808-877-2731
D	OGG	Base Facility	946 Mokuea Pl.	Kahului	HI	USA	96732	808-877-2731
D	OGG	Base Facility	946 Mokuea Pl.	Kahului	HI	USA	96732	808-877-2731
D	OGG	Hotel Counter	946 Mokuea Pl.	Kahului	HI	USA	96732	808-877-2731
D	OGG	Service Facility	Kona International Airport	Kailua-Kona	HI	USA	96745	808-239-3161
S	OGG	Maintenance Facility	1188 Lower Main St.	Wailuku	HI	USA	96793	808-244-1881
T	OGG	Airport Counter	Kahului Airport	Kahului	HI	USA	96732	808-877-2731
T	OGG	Base Facility	740 Kaonawai St.	Kahului	HI	USA	96732	808-871-2860
D	WAI	Hotel Counter	1777 Ala Moana Blvd.	Honolulu	HI	USA	96815	808-952-4264
D	WAI	Hotel Counter	2002 Kalakaua Ave.	Honolulu	HI	USA	96815	808-952-4264
D	WAI	Hotel Counter	1777 Ala Moana Blvd.	Honolulu	HI	USA	96815	n/a
D	BOI	Service Facility	2393 Airport Way	Boise	ID	USA	83705	208-342-8462

D	BOI	Airport Counter	3201 Airport Way	Boise	ID	USA	83705	208-345-9728
D	BOI	Airport Kiosk	3210 Airport Way	Boise	ID	USA	83705	208-345-9728
T	BOI	Airport Counter	3201 Airport Way	Boise	ID	USA	83705	208-345-9727
T	BOI	return Kiosk	3201 Airport Way	Boise	ID	USA	83705	208-342-3924
D	MDW	Ready Kiosk	5757 South Cicero	Chicago	IL	USA	60638	773-735-7200
D	MDW	Return Kiosk	5401 West 63rd Street	Chicago	IL	USA	60638	773-838-8341 773-838-5650
D	MDW	Service Facility	5359 West 63rd Street	Chicago	IL	USA	60638	773-838-5652 X2227 773-735-7200
D	MDW	Airport Counter	5757 South Cicero	Chicago	IL	USA	60638	773-735-7200
T	MDW	Airport Counter	5700 S. Cicero St	Chicago	IL	USA	60638	877-283-0898
T	MDW	Base Facility	5700 S. Cicero AVE	Chicago	IL	USA	60638	877-283-0898
D	ORD	Base Facility	Bessie Coleman Drive	Chicago	IL	USA	60666	773-694-0205
D	ORD	Airport Counter	O'Hare Terminal 1	Chicago	IL	USA	60666	773-694-0205
T	ORD	Base Facility	3901 N. Mannheim Rd	Schiller Park	IL	USA	60176	847-928-2000
T	ORF	Base Facility	3901 N. Mannheim	Chicago	Il	USA	60666	847-928-2000
D	IND	Base Facility	6175 W Minnesota	Indianapolis	IN	USA	46241	317-227-0806
D	IND	Airport Counter	Indianapolis airport	Indianapolis	IN	USA	46241	317-227-0419
D	SDF	Airport Counter	Louisville Int'l Airport	Louisville	KY	USA	40209	502-375-1752
T	BTR	Base Facility	9430 Jackie Cochran Dr APO Suite #300	Baton Rouge	LA	USA	70807	225-356-0362
D	MSY	Base Facility	1806 Airline Drive	Kenner	LA	USA	70062	504-467-2286 X221 or X225
D	MSY	Airport Facility	MSY Airport	Kenner	LA	USA	70062	504-467-2286 option 3
D	MSY	Closed	230 Loyola Ave.	New Orleans	LA	USA	70112	504-524-1804
T	MSY	Base Facility	1675 Airline Drive	Kenner	LA	USA	70062	504-463-0800
T	BOS	Hotel Counter	110 Mt. Auburn St	Cambridge	MA	USA	02138	617-876-2845
T	BOS	Base Facility	40 Lee Burbank Hwy	Revere	MA	USA	02151	617-634-7350
T	BOS	Base Facility	40 Lee Burbank Hwy	Revere	MA	USA	02151	617-634-7350
T	BOS	Base Facility	40 Lee Burbank Hwy	Revere	MA	USA	02151	617-634-7350
S	BWI	Consoldated Facility	7426 New Ridge Rd.	Hanover	MD	USA	21076	410-850-7136 X 2231
S	BWI	Consoldated Facility	7426 New Ridge Rd.	Hanover	MD	USA	21076	410-850-7136 X 2231
S	BWI	Quick Turn Around Facility	7410 New Ridge Rd.	Hanover	MD	USA	21090	410-850-7139 X2222 410-850-7112 X24
S	BWI	Quick Turn Around Facility	7410 New Ridge Rd.	Hanover	MD	USA	21090	410-850-7139 X2222 410-850-7112 X24
T	BWI	Local Counter	2042 N Howard St	Baltimore	MD	USA	21218	410-783-0302
T	BWI	Local Counter	5621 Allentown Rd	Camp Springs	MD	USA	20746	301-899-8576
T	BWI	Local Counter	1008 E West Hwy	Tacoma Park	MD	USA	20910	301-565-4073 301-565-4072
D	DTW	Off Airport Base Facility	334 Lucas Drive	Detroit	MI	USA	48242	734-942-4779
T	DTW	Base Facility	29111 WICK ROAD	ROMULUS	MI	USA	48174	734-946-7830
D	MCI	Base Facility	825 Tel Aviv Ave	Kansas City	MO	USA	64153	816-270-0547 ext. 229
D	CLT	Base Facility	4200 Rental Car Rd.	Charlotte	NC	USA	28214	704-359-4701
S	CLT	Airport Counter	In Airport	Charlotte	NC	USA	28214	704-359-4701
T	CLT	Base Facility	4216 Air Ramp Road	Charlotte	NC	USA	28214	704-359-0760 op3
T	CLT	Local Counter	11229 E. Independence Blvd.	Matthews	NC	USA	28105	704-359-0712
T	CLT	Local Counter	647 Brawley School Road	Mooresville	NC	USA	28117	704-363-8253
T	GSO	Base Facility	803 North Reginal Road	Greensboro	NC	USA	27409	336-662-0450
T	GSO	Airport Counter	6415 Bryan Blvd.	Greensboro	NC	USA	27409	336-668-3488
D	RDU	Base Facility	1009 Rental Car Dr	Raleigh	NC	USA	27623	919-840-4851
T	RDU	Local Counter	2800 Pleasant Grove Church Rd	Morrisville	NC	USA	27560	919-544-6419
T	RDU	Local Counter	2804 Durham Chapel Hill	Raleigh	NC	USA	27705	919-688-1147
T	MHT	Base Facility	313 Highlander Way	Manchester	NH	USA	03103	603-668-0798
T	MHT	Airport Counter	1 Airport Rd	Manchester	NH	USA	03103	603-668-0798
T	MHT	Return Kiosk	1 Airport Rd	Manchester	NH	USA	03103	603-668-0798
D	EWR	Off Airport Base Facility	Newark Int'l Airport	Newark	NJ	USA	07114	973-824-2003
D	EWR	Maintenance Facility	Newark Int'l Airport	Newark	NJ	USA	07114	973-824-2002
D	EWR	Off Airport Base Facility	Newark Int'l Airport	Newark	NJ	USA	07114	973-824-2003
D	LAS	Hotel Counter	3645 Las Vegas Blvd S	Las Vegas	NV	USA	89109	702-733-6103
D	LAS	Base Facility	5233 Rent A Car Rd	Las Vegas	NV	USA	89119	702-739-9507
D	Las	Hotel Counter	2880 Las Vegas Blvd S	Las Vegas	NV	USA	89119	702-369-9302
D	Las	Hotel Counter	3850 Las Vegas Blvd S	Las Vegas	NV	USA	89119	702-736-1369
D	Las	Hotel Counter	3000 Paradise Road	Las Vegas	NV	USA	89109	702-733-2171

D	Las	Hotel Counter	3900 Las Vegas Blvd S	Las Vegas	NV	USA	89109	702-730-5988
D	Las	Hotel Counter	3950 Las Vegas Blvd S	Las Vegas	NV	USA	89109	702-798-0296
D	Las	Hotel Counter	3799 Las Vegas Blvd S	Las Vegas	NV	USA	89119	702-891-3012
D	Las	Hotel Counter	3400 Las Vegas Blvd S	Las Vegas	NV	USA	89109	702-791-7425
D	Las	Hotel Counter	3770 Las Vegas Blvd S	Las Vegas	NV	USA	89109	702-730-7974
D	Las	Hotel Counter	129 Freemont Street	Las Vegas	NV	USA	89101	702-383-8552
D	Las	Hotel Counter	3790 Las Vegas Blvd S	Las Vegas	NV	USA	89109	702-740-6415
D	Las	Hotel Counter	3655 Las Vegas Blvd S	Las Vegas	NV	USA	89109	702-739-9507 702-731-3400
D	Las	Hotel Counter	2535 Las Vegas Blvd S	Las Vegas	NV	USA	89109	702-737-2839
D	LAS	Local Counter	4775 Swenson Street	Las Vegas	NV	USA	89119	702-891-8588 op 221, 222 or 223
D	LAS	Airport Counter	5233 Rent-A-Car Rd.	Las Vegas	NV	USA	89119	702-739-8482 702-990-8073
D	LAS	Training Facility	5030 Paradise	Las Vegas	NV	USA	89119	702-739-9507
D	Las	Hotel Counter	3300 Las Vegas Blvd S	Las Vegas	NV	USA	89119	702-737-1081
D	LAS	Base Facility	5233 Rent A Car Rd	Las Vegas	NV	USA	89119	702-739-9507
D	LAS	Base Facility	5233 Rent A Car Rd	Las Vegas	NV	USA	89119	702-739-9507
D	LAS	Hotel Counter	3600 Las Vegas Blvd S	Las Vegas	NV	USA	89109	702-693-8838
T	LAS	Base Facility	5233 Rent A Car Rd	Las Vegas	NV	USA	89119	702-739-9507 702-896-7600 ext. 214(M
T	LAS	Base Facility	5233 Rent A Car Rd	Las Vegas	NV	USA	89119	702-739-9507 702-896-7600 ext. 214(M
T	LAS	Airport Counter	5233 RENT A CAR RD	Las Vegas	NV	USA	89119	702-896-7600
T	LAS	Maintenance Facility	5301 Rent-A-Car Rd	Las Vegas	NV	USA	89119	702-896-7600 x240
D	RNO	Base Facility	1670 National Guard Way	Reno	NV	USA	89502
D	RNO	Hotel Counter	55 U.S. Hwy 50	Reno	NV	USA	89449	775-588-0031 775-589-6159
D	RNO	Hotel Counter	500 N. Sierra St	Reno	NV	USA	89503	775-348-2818
D	RNO	Airport Counter	Reno Airport	Reno	NV	USA	89502	775-348-2808 775-348-2802
D	RNO	Quick Turn Around	2001 E Plumb Lane	Reno	NV	USA	89502	775-348-2805
D	RNO	Hotel Counter	2500 E 2nd St.	Reno	NV	USA	89502	775-348-2820
D	JFK	Base Facility	Bldg 312 Federal Cir	New York	NY	USA	11430	718-656-2401 opt 3
D	JFK	Base Facility	Bldg 312 Federal Cir	New York	NY	USA	11430	718-656-2401 opt 3
D	LGA	Base Facility	22-61 94th Street	Jackson Hgts	NY	USA	11369	718-779-5600
D	LGA	Base Facility	90-05 E 25th Avenue	Jackson Hgts	NY	USA	11369	718-779-5600
D	NYA	Local Facility	329 E 22nd Street	NYC	NY	USA	10010	212-253-9379
D	NYC	Local Facility	207 West 76th St.	New York	NY	USA	10024	212-255-5859
D	NYC	Local Facility	263 W 52nd St, located between 7 and 8th st	NYC	NY	USA	10019	212-586-1834
D	NYC	Local Facility	99 Charles Street	NYC	NY	USA	10014	212-255-5535
S	NYC	Local Counter	146 W 83rd St.	Manhattan	NY	USA	10024	212-721-7644 212-877-1673
T	NYC	Local Counter	146 W. 83 rd St	Manhattan	NY	USA	10024	212-877-1673
T	NYC	Local Counter	234 E 85th Street	NYC	NY	USA	10028
D	NYE	Local Facility	160 E 87th Street	NYC	NY	USA	10028	212-861-3563 212-861-2525
T	CAK	Local Store	440 Portage St. NW	North Canton	OH	USA	44720	330-499-0871
D	CHM	Quick Turn Around	4600 Int'l Gateway	Columbus	OH	USA	43219	614-231-0008
D	CHM	Return Kiosk	4600 Int'l Gateway	Columbus	OH	USA	43219	614-239-3284
D	CHM	Base Facility	4600 Int'l Gateway	Coulmbus	OH	USA	43219	614-238-1063
D	CHM	Service Facility	4600 Int'l Gateway	Coulmbus	OH	USA	43219	614-238-1063 ext. 224
D	CLE	Off Airport Base Facility	19727 Maplewood Ave	Cleveland	OH	USA	44135	216-267-3134
D	CLE	Training Facility	19727 Maplewood Ave	Cleveland	OH	USA	44135	216-267-3134
S	CLE	Airport Counter	Hopkins Int'l Airport	Cleveland	OH	USA	44135	216-267-3134
T	CLE	Closed	640 West Portage Trail	Akron	OH	USA	44142
T	CLE	Local Counter	5775 Engle Rd.	Brook Park	OH	USA	44142	216-267-6811
T	CLE	Closed	1802 Central Ave.	Cleveland	OH	USA	44115	216-621-6811
T	CLE	Local Counter	27629 Chagrin Blvd., 100B	Woodmere	OH	USA	44122
D	CVG	Base	1111 Donaldson Blvd	Cincinnatti	OH	USA	45275	859-767-3573
D	DAY	Service Facility	Dayton Int'l Airport	Vandalia	OH	USA	45377	937-454-8438
D	DAY	Airport Counter	Dayton Int'l Airport	Vandalia	OH	USA	45377	937-454-8431
T	MER	Local Counter	8337 Mentor Ave	Mentor	OH	USA	44060	440-974-0414
D	OKC	Airport Counter	Will Rogers World Airport	Oklahoma City	OK	USA	73159
C	TUL	Dollar Thrifty Reservations Building	112 Main Parkway	Tahlequah	OK	USA	74146	918-431-5000
C	TUL	Dollar Thrifty Plaza West Tower	5310 East 31st Street	Tulsa	OK	USA	74135	918-669-3000

C	TUL	Dollar Thrifty Plaza East Tower	5330 East 31st Street	Tulsa	OK	USA	74135	918-669-3000
C	TUL	Dollar Thrifty Plaza Reservations Building	5350 East 31st Street	Tulsa	OK	USA	74135	918-669-3000
C	TUL	Dollar Thrifty Applications Development	9920 East 42nd Street	Tulsa	OK	USA	74146	918-669-3000
E	TUL	David Sparkman	5429 East 110th Street South	Tulsa	OK	USA	74137	918-605-4120
E	TUL	Don Himelfarb	4018 South Xanthus	Tulsa	OK	USA	74105	918-625-9185
E	TUL	Gary Paxton	7909 South Fulton Avenue	Tulsa	OK	USA	74136	918-630-5968
E	TUL	Jay Foley	10114 South Maplewood	Tulsa	OK	USA	74137	918-633-9050
E	TUL	Rich Halbrook	2680 East 36th Street	Tulsa	OK	USA	74105	918-625-2534
E	TUL	Scott Anderson	11710 South Fulton Avenue	Tulsa	OK	USA	74137	918-625-5557
E	TUL	Steve Hildebrand	3001 South Aster Avenue	Broken Arrow	OK	USA	74012	918-630-7251
E	TUL	Vicki Vaniman	4385 South Jamestown	Tulsa	OK	USA	74135	918-605-0162
S	TUL	Airport Counter	Tulsa Airport 7777 E. Apache	Tulsa	OK	USA	74115	918-838-9992
S	TUL	Quick Turn Around	Tulsa Airport 7777 E. Apache	Tulsa	OK	USA	74115	918-838-9992
T	TUL	Local Counter	7722 E. 41st St	Tulsa	OK	USA	74145	918-610-0013
D	PHL	Base Facility	Philadelphia Intl. Airport	Philadelphia	PA	USA	19153	215-365-2701
D	PHL	Base Facility	Philadelphia Intl. Airport	Philadelphia	PA	USA	19153	215-365-2701
T	PHL	Base Facility	7500 Holstein Ave.	Philadelphia	PA	USA	19153	215-240-2649
T	PHL	Base Facility	7500 Holstein Ave.	Philadelphia	PA	USA	19153	215-240-2649
T	PHL	Base Facility	7500 Holstein Ave.	Philadelphia	PA	USA	19153	215-240-2649
D	PIT	Base Facility	875 Greentree Rd.	Pittsburgh	PA	USA	15220	866-434-2226
D	PIT	Airport Counter	Pittsburgh Int'l Airport	Pittsburgh	PA	USA	15231	412-472-5101
D	PIT	Ready Kiosk	Pittsburgh Int'l Airport	Pittsburgh	PA	USA	15231	412-472-5101
D	PIT	Service Facility	1081 Airport Blvd	Pittsburgh	PA	USA	15231	412-472-5107
S	MEM	Base Facility	2600 Rental Car Rd.	Memphis	TN	USA	38132	901-346-3161
S	MEM	Base Facility	2780 Airways Blvd	Memphis	TN	USA	38132	901-345-0170
T	MEM	Local Counter	2558 Mount Moriah	Memphis	TN	USA	38115	901-507-1100
D	BRO	Aiport location	700 S Minnesota Ave	Brownsville	TX	USA	78520	956-982-2027
D	CRP	Airport Counter	In Airport Terminal	Corpus Christi	TX	USA	78406	361-289-2947
D	CRP	Base Facility	1928 N. Padre Island Dr.	Corpus Christi	TX	USA	78408	361-289-0043
D	DAL	Base Facility	6828 Ansley Avenue	Dallas	TX	USA	75235	214-350-8650 option 3
D	Dal	Airport Counter	6828 Ansley Avenue	Dallas	TX	USA	75235	214-357-7428
T	DAL	Base Facility	3127 W. Mockingbird Ln	Dallas	TX	USA	75235	214-357-2822
T	DAL	Airport Counter	3127 W. Mockingbird Ln	Dallas	TX	USA	75235	214 353 9700
D	DFW	Airport Counter	2424 E. 38th Street In Airport	Dallas	TX	USA	75261	972-456-5980 option 2003 or 2007
D	DFW	Airport Ready Kiosk	2424 E. 38th Street In Airport	Dallas	TX	USA	75261	972-456-5980 option 2003 or 2007
D	DFW	Airport Return Kiosk	2424 E. 38th Street In Airport	Dallas	TX	USA	75261	972-456-5980 option 2003 or 2007
D	DFW	Service Facility	3809 S 26th Avenue	Dallas	TX	USA	75261	972-456-5980
T	DFW	Off Airport Rental Counter	3839 S 26th Street	Dallas	TX	USA	75261	972-456-5980 ext. 3002
T	DFW	On Airport Return Facility	3838 N Bound Service Rd	Dallas	TX	USA	75261	972-453-5556
T	DFW	On Airport Service Facility	3838 N Bound Service Rd	Dallas	TX	USA	75261	972-453-5556
T	DFW	Local Rental Counter	7770 Esters Blvd	IRVING	TX	USA	75063
T	DFW	Local Rental Counter	660 North Central Expy Ste:644	Plano	TX	USA	75074
S	ERO	Eastern Regional Office	542 Silicone	SouthLake	TX	USA	76092
S	ERO	Eastern Regional Office	542 Silicone	SouthLake	TX	USA	76092
D	HOU	Base Facility	7979 Airport Blvd	Houston	TX	USA	77061	713-641-2809 713-641-2810
D	HOU	Base Facility	7979 Airport Blvd	Houston	TX	USA	77061	713-641-2809 713-641-2810
D	HOU	Hotel Counter	6780 Southwest Fwy	Houston	TX	USA	77054	713-974-5542
D	HOU	Airport Counter	7800 Airport Blvd	Houston	TX	USA	77061	713-644-2806 713-641-3070
S	HOU	Local Rental Counter	2319 W. Holcombe Blvd.	Houston	TX	USA	77030	713-799-8950 713-665-2277
T	HOU	Local Rental Counter	128 Truly Plaza	Cleveland	TX	USA	77327
T	HOU	Base Facility	8620 Panair	Houston	TX	USA	77061	713-947-9125 713-947-9121
T	HOU	Hotel Counter	1700 Smith Street	Houston	TX	USA	77002
T	HOU	Hotel Counter	4848 Guiton 114	Houston	TX	USA	77027	713-622-4032
T	HOU	Local Rental Counter	7070 Southwest Frwy	Houston	TX	USA	77074	713-772-8625
T	HOU	Local Rental Counter	7392 FM 1960 E	Humble	TX	USA	77346
D	HRL	Base Facility	3410 E Grimes	Harlingen	TX	USA	78550	956-430-8916 956-425-1884
D	HRL	Airport Counter	Valley Intl Airport	Harlingen	TX	USA	78550	956-430-8915 (disconnected)

D	IAH	Airport Counter	17324 JFK Blvd	Houston	TX	USA	77032	281-233-1200
D	IAH	Quick Turn Around	17300 JFK Blvd	Houston	TX	USA	77032	281-233-1212
D	IAH	Service Facility	17324 JFK Blvd	Houston	TX	USA	77032	281-233-1221 281-443-8485
D	IAH	Service Facility	17324 JFK Blvd	Houston	TX	USA	77032	281-233-1221 281-443-8485
D	IAH	Airport Counter	17324 JFK Blvd	Houston	TX	USA	77032	281-233-1200
s	IAH	Local Rental Counter	15845 John F. Kennedy Blvd	Houston	TX	USA	77032	281-985-5825
S	IAH	Base Facility	15720 JFK Blvd	Houston	TX	USA	77032	281-449-0161 press 0
T	IAH	Airport Counter	17300 JFK	Houston	TX	USA	77032	281-233-1050
T	IAH	Airport Counter	17300 JFK	Houston	TX	USA	77032	281-233-1050
T	IAH	Local Rental Counter	409 North Loop West	Houston	TX	USA	77008	713-864-6539
T	IAH	Return Kiosk	17320 JFK Blvd.	Houston	TX	USA	77079	281-233-1053
T	IAH	Service Facility	17320 JFK Blvd	Houston	TX	USA	77032	281-233-1203 281-233-1211 281-233-12
T	IAH	Service Facility	17320 JFK Blvd	Houston	TX	USA	77032	281-233-1203 281-233-1211 281-233-12
T	IAH	Local Rental Counter	11009 Katy Frwy	Houston	TX	USA	77079	713-722-8986
D	MFE	Airport Counter	2500 Bicentennial Blvd	McAllen	TX	USA	78503	956-687-7298
D	SAT	Base Facility	4720 W. Spruce St.	San Antonio	TX	USA	78216	210-524-3251
D	SAT	Airport Counter	In Airport Terminal	San Antonio	TX	USA	78216	210-826-8527
D	SAT	Airport Counter	In Airport Terminal	San Antonio	TX	USA	78216	210-826-2307
D	DCA	Airport Counter	2600 Jefferson Davis Hwy	Arlington	VA	USA	22202	703-519-8701
D	DCA	Service Facility	2600 Jefferson Davis Hwy	Arlington	VA	USA	22202	703-519-8701
D	DCA	Quick Turnaround	2600 Jefferson Davis Hwy	Arlington	VA	USA	22202	703-519-8701
T	DCA	Closed	85 S Bragg Street Ste 4	Alexandria	VA	USA	22314
T	DCA	Local Counter	1306 Duke St	Alexandria	VA	USA	22314	703-684-2068
T	DCA	Local Counter	330 Hooffs Run Drive	Alexandria	VA	USA	22314	703-648-7500
T	DCA	Base Facility	2900 Jefferson Davis Hwy	Arlington	VA	USA	22202	703-838-6879 option 3
D	IAD	Base Facility	23390 Auto Pilot Dr.	Dulles	VA	USA	20166	703-661-6924
T	IAD	Base Facility	23320 Autopilot Dr	Dulles	VA	USA	20166	703-661-0167 option 3
T	IAD	Local Counter	8517 Leesburg Pike	Vienna	VA	USA	22027	703-356-2663
D	ORF	Airport Counter	2200 Norview Avenue	Norfolk	VA	USA	23518	757-857-3902
D	ORF	Return Kiosk	2200 Norview Avenue	Norfolk	VA	USA	23518	757-857-3902
D	ORF	Service Facility	3579 North Military Hwy.	Norfolk	VA	USA	23518	757-857-3902
T	ORF	Administration Bldg	3345 N Military Hwy	Norfolk	VA	USA	23518	757-857-0112
T	ORF	Airport Counter	2200 Norview Ave.	Norfolk	VA	USA	23518	757-855-5900
T	ORF	Ready Kiosk	2201 Norview Ave.	Norfolk	VA	USA	23518

DTG and EDS Confidential	Exhibit 9

ENTIRE EXHIBIT REDACTED

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

FOR EXHIBIT 9

(20 PAGES OMITTED)

DOLLAR THRIFTY AUTOMOBILE GROUP

REQUIREMENTS DEFINITION

EXHIBIT 9

CURRENT AND PLANNED PROJECTS

AUGUST 1, 2006

This document contains confidential and proprietary information of DOLLAR THRIFTY AUTOMOBILE GROUP (DTG). It is furnished for evaluation purposes only. Except with the express prior written permission of DTG, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

1 of 1

DTG and EDS CONFIDENTIAL

ENTIRE EXHIBIT REDACTED

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 10

(252 PAGES OMITTED)

Dollar Thrifty Automotive Group

Exhibit 10

Equipment Assets

August 1, 2006

This document contains confidential and proprietary information of Dollar Thrifty. It is furnished for evaluation purposes only. Except with the express prior written permission of Dollar Thrifty, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

DTG and EDS CONFIDENTIAL

ENTIRE EXHIBIT REDACTED

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 11

(9 PAGES OMITTED)

DOLLAR THRIFTY AUTOMOTIVE GROUP

EXHIBIT 11

SOFTWARE ASSETS

August 1, 2006

This document contains confidential and proprietary information of DOLLAR THRIFTY AUTOMOTIVE GROUP (DTAG). It is furnished for evaluation purposes only. Except with the express prior written permission of DTAG, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

ENTIRE EXHIBIT REDACTED

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

FOR EXHIBIT 12

(2 PAGES OMITTED)

DOLLAR THRIFTY AUTOMOBILE GROUP

SCHEDULE 12

THIRD PARTY CONTRACTS

AUGUST 31, 2006

This document contains confidential and proprietary information of DOLLAR THRIFTY AUTOMOBILE GROUP (DTG). It is furnished for evaluation purposes only. Except with the express prior written permission of DTG, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

DTG and EDS CONFIDENTIAL

ENTIRE EXHIBIT REDACTED

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 12-A

(13 PAGES OMITTED)

DOLLAR THRIFTY AUTOMOTIVE GROUP

Exhibit 12-A

THIRD PARTY SOFTWARE

Attachment to Exhibit 12 (Third Party Contracts)

August 1, 2006

This document contains confidential and proprietary information of DOLLAR THRIFTY AUTOMOTIVE GROUP (DTAG). It is furnished for evaluation purposes only. Except with the express prior written permission of DTAG, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

DTG and EDS CONFIDENTIAL

ENTIRE EXHIBIT REDACTED

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 12-B

(6 PAGES OMITTED)

DOLLAR THRIFTY AUTOMOTIVE GROUP

Exhibit 12-B

THIRD PARTY SERVICE CONTRACTS

Exhibit 12B to Exhibit 12 (Third Party Contracts)

August 1, 2006

This document contains confidential and proprietary information of DOLLAR THRIFTY AUTOMOTIVE GROUP (DTG). It is furnished for evaluation purposes only. Except with the express prior written permission of DTG, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

DTG and EDS CONFIDENTIAL

ENTIRE EXHIBIT REDACTED

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 12-C

(3 PAGES OMITTED)

DOLLAR THRIFTY AUTOMOTIVE GROUP

Exhibit 12-C

THIRD PARTY EQUIPMENT MAINTENANCE

Exhibit 12C to Exhibit 12 (Third Party Contracts)

August 1, 2006

This document contains confidential and proprietary information of DOLLAR THRIFTY AUTOMOTIVE GROUP (DTG). It is furnished for evaluation purposes only. Except with the express prior written permission of DTG, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

DTG and EDS CONFIDENTIAL	Exhibit 12-D Third Party Hardware and Software

ENTIRE EXHIBIT REDACTED

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DOLLAR THRIFTY AUTOMOTIVE GROUP

Exhibit 12-D

THIRD PARTY HARDWARE AND SOFTWARE (COST PLUS) MAINTENANCE

Exhibit 12D to Exhibit 12 (Third Party Contracts)

August 1, 2006

This document contains confidential and proprietary information of DOLLAR THRIFTY AUTOMOTIVE GROUP (DTAG). It is furnished for evaluation purposes only. Except with the express prior written permission of DTAG, this document and the information contained

DTG and EDS CONFIDENTIAL

DOLLAR THRIFTY AUTOMOTIVE GROUP

EXHIBIT 13

REPORTS

AUGUST 1, 2006

DTG and EDS CONFIDENTIAL

TABLE OF CONTENTS

1.0	REPORTS -	2
1.1	MOC Daily report	2
1.2	Daily Change Control Report	2
1.3	Daily Status or Incident Report	2
1.4	Internet Service Provider Report	2
1.5	Weekly Open and Closed Issues Report	2
1.6	Work Orders and Service Request (SOWs)	2
1.7	Project and Cable Request Performance Report	2
1.8	SAS 70 Type II Report	3
1.9	Gomez Report	3
1.10	Keynote Reports	3
1.11	Empirix Reports	3
1.12	Monthly EDS Performance Report	3
1.13	Go to Green Reports	3
1.14	Project Status Reports	3

DTG and EDS CONFIDENTIAL

1.0 REPORTS -

Report	Frequency
1.1 MOC Daily Report – Created by DTG and EDS for Management Reporting	Daily
1.2 Daily Change Control Report – Created by DTG and EDS and reviewed every morning 8:30	Daily
1.3 Daily Status or Incident Report – Created by EDS and reviewed in the 8:30 meeting	Daily
1.4 Internet Service Provider Report – Created by EDS and DTG has a real time report	Monthly
1.5 Weekly Open and Closed Issues Report – Created by EDS for Aleda tickets opened by DTG and EDS	Weekly
1.6 Work Orders and Service Request (SOWs) – Created by EDS and approved by DTG	Ad hoc as Work Orders and Service Request are completed
1.7 Project and Cable Request Performance Report – Created by EDS	Weekly

DTG and EDS CONFIDENTIAL

1.8 SAS 70 Type II Report – Created by EDS and reviewed by DTG ITTS and Audit	Annually
1.9 Gomez Report – Created by Gomez working with DTG; reflect performance of rates and dotcoms	Daily
1.10 Keynote Reports – Created by Keynote and it monitors the homepage performance	Daily
1.11 Empirix Reports – Created by DTG to monitor the internal performance of the dotcom.	Daily
1.12 Monthly EDS Performance Report – Created by EDS and reports of status of all Towers	Monthly
1.13 Go to Green Reports – Created by EDS when a severe event occurs	Ad hoc as required
1.14 Project Status Reports – Created by EDS on the weekly project status	Weekly

DTG and EDS Confidential	Exhibit 14 Customer Satisfaction Surveys

Exhibit 14

Customer Satisfaction Surveys

1.0	INTRODUCTION

This Exhibit describes the requirements related to Customer Satisfaction Surveys.

2.0	PROBLEM MANAGEMENT

Customer will have overall review and approval of the customer satisfaction surveys, to include input and approval of the survey recipients and the survey questions.

3.0	EDS GENERAL REQUIREMENTS AND RESPONSIBLITIES:

EDS’s responsibilities include:

1.	Conducting customer satisfaction surveys for IT services including, but not limited to, the categories of support, services requests and project work for the following categories of Authorized Users:
1.1.	Executive Customer Satisfaction Survey.
1.2.	Annual End User Customer Satisfaction Survey.
1.3.	Point of Service Customer Satisfaction Surveys
2.	Measuring customer satisfaction in all surveys for the following general attributes:
2.1.	Responsiveness.
2.2.	Performance.
2.3.	Knowledge.
2.4.	Courteousness and Professionalism
2.5.	Overall Satisfaction.
2.6.	Timeliness
2.7.	Value Add
3.	Measuring customer satisfaction for each Tower, based on the audience for each survey.
4.	Measuring the satisfaction with the value of the Services provided by EDS in the customer satisfaction surveys.
5.	Developing the materials and methodology for each survey, and:
5.1.	Submitting the materials to Customer for its approval at least thirty (30) working days prior to the scheduled start date for each survey.
6.	Tracking survey response rates and reporting those numbers.
7.	Communicating with Authorized Users on a proactive basis to achieve an optimal response rate for each survey.
8.	Receiving completed surveys from Authorized Users and tabulating results from the surveys.
9.	Reporting the results and resulting action plans to:
9.1.	The Customer Contract Executive and making the results available through an electronic portal.
9.2.	The Authorized User group that was asked to respond to the survey, as directed by the Customer Contract Executive.
9.3.	Provide results of surveys no later than 30 days after data is collected.

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DTG and EDS Confidential	Exhibit 14 Customer Satisfaction Surveys

10.	Using the survey results to plan and implement measurable improvement programs for areas requiring attention.
4.0	EXECUTIVE CUSTOMER SATISFACTION SURVEYS:

EDS’s responsibilities include:

1.	Initiating the first Executive Customer Satisfaction Survey within twelve (12) months after the Commencement Date, or at a later time if approved by the Customer Contract Executive.
2.	Conducting ongoing Executive Customer Satisfaction Surveys semi-annually in the first year of the contract and thereafter at least an annual basis, or as requested by Customer.
3.	Providing the Customer the option of an on-site annual survey.
4.	Working with the Customer Contract Executive to identify survey participants and attain the optimal response rate to the survey.
5.	Reporting the results of the survey to the Customer Contract Executive within two (2) weeks after the completion of the survey.
6.	Reporting the results to the survey respondents and other Customer executives as requested by the Customer Contract Executive.
7.	Conducting follow-on reviews or other activities as requested by the Customer Contract Executive.
5.0	ANNUAL END USER CUSTOMER SATISFACTION SURVEYS:

EDS’s responsibilities include:

1.	Conducting an annual survey sent to a sampling of Authorized Users of the Services, with a sample size to be determined jointly between the Parties.
2.	Initiating the first Annual End User Customer Satisfaction Survey within twelve (12) months after the Commencement Date, or at a later time if approved by the Customer Contract Executive.
3.	Conducting ongoing Annual End User Customer Satisfaction Surveys on an annual basis.
4.	Working with the Customer Contract Manager to identify survey participants and attain an optimal response rate.
5.	Reporting the results of the survey to the Customer Contract Executive and Contract Manager within four (4) weeks after the completion of the survey.
6.	Reporting the results to the survey respondents and other Customer executives as requested by the Customer Contract Executive.
6.0	POINT OF SERVICE CUSTOMER SATISFACTION SURVEYS

EDS’s responsibilities include:

1.

Selecting, on a random basis, ten percent (10%) the first year of the Term and five percent (5%) during the remaining years of the Term, of the daily closed Calls managed by the Help Desk, including Calls resolved by Level 2 or Level 3 Support personnel in other Towers. The survey process will start within four (4) months of the Commencement Date, or at a later time if approved by the Customer Contract Executive.

2.	Generating an e-mail containing the point of service customer satisfaction survey and instructions to the Authorized Users making up the random sample of closed Calls.
2.1.	Such e-mails will be delivered to the Authorized Users within four (4) hours of closing a Call.
3.	Receiving completed point of service surveys from Authorized Users and tabulating results from the surveys.

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DTG and EDS Confidential	Exhibit 14 Customer Satisfaction Surveys

3.1.	EDS will actively follow-up with Authorized Users to maintain an optimal response rate to the survey requests.
4.	Reporting point of service survey results to Customer on a monthly basis.
5.

Using the results from the point of service surveys to tabulate trends and typical problems or requests submitted by Authorized Users. Data analysis will be reviewed and corrective action taken as appropriate.

3

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DOLLAR THRIFTY AUTOMOTIVE GROUP

EXHIBIT 15

BUSINESS CONTINUITY PLAN

AUGUST 1, 2006

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DOLLAR THRIFTY AUTOMOBILE GROUP

EXHIBIT 17

NETWORK SUMMARIES AND TOPOLOGIES

AUGUST 31, 2006

This document contains confidential and proprietary information of DOLLAR THRIFTY AUTOMOBILE GROUP (DTG). It is furnished for evaluation purposes only. Except with the express prior written permission of DTG, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

DTG and EDS Confidential	Exhibit 18 - Transition

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FOR EXHIBIT 18

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DOLLAR THRIFTY AUTOMOBILE GROUP

EXHIBIT 18

TRANSITION-TRANSFORMATION PLAN

AUGUST 31, 2006

This document contains confidential and proprietary information of DOLLAR THRIFTY AUTOMOBILE GROUP (DTG). It is furnished for evaluation purposes only. Except with the express prior written permission of DTG, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

Exhibit 18 - Page 1 of 1

Exhibit 19

ESCROW AGREEMENT

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DTG and EDS Confidential	Exhibit 20

Exhibit 20

CONTRACT CHANGE PROCESS

As set forth in the Second Amended and Restated Data Processing Services Agreement between EDS and Customer, all proposed changes by Customer or EDS (i) that contemplate a change to, and not simply an increase in or reduction of, the Services, (ii) to Customer Equipment, Customer Software, Customer Location, Customer's wide-area network (including equipment, network and Software components) or the configuration of information systems, and which would affect EDS’s performance or delivery of the Services or EDS’s ability to satisfy the Service Levels, or (iii) that involve Customer proposals for Variable Services, (collectively, "Changes"), shall be subject to using the Contract Change Process as set forth in this Exhibit 20.

1.1	Any Change must be initiated by the EDS Account Manager or the Customer Account Manager.
1.2	The Account Managers must discuss any Change proposed by either the Customer or EDS and such a discussion must result either in:
1.2.1

agreement not to proceed further with the proposed Change (which agreement shall be documented in notes or meeting minutes by the Customer and EDS which for the purposes of this clause only may be done by email);

1.2.2	a written request for a Change by the Customer; or
1.2.3

the submission of a Contract Amendment by EDS (“Contract Amendment” has the meaning given in Article 3.5 of the Agreement: “a written supplement to this Agreement setting forth applicable specifications, schedules, resources to be utilized, responsibilities of the Parties, definition of successful completion based on objective criteria, any changes in Service Levels, and any Variable Service Charges resulting from the Change.”)

1.3

Discussions will be held within 4 business days of either Party’s Account Manager notifying the other Account Manager of a proposal for a Change. Neither the Customer nor EDS is obliged to produce any documentation, make any calculation, make any specific proposal or do any preparatory work requiring significant effort for the purpose of participating in such a discussion.

Exhibit 20 - Page 1 of 4

DTG and EDS Confidential	Exhibit 20

1.4

Where, following the foregoing discussions, it is agreed that EDS will prepare a Contract Amendment based off of a Customer Change request, EDS will, as soon as reasonably possible but no later than ten (10) business days or such longer period as may be agreed by the Parties following the delivery of the written request for the Change:

(a)

Provide the Contract Amendment and notify the Customer whether the Change: (i) can be provided by EDS within the existing Monthly Base Charges or Variable Service Charges; (ii) will lead to a reduction of the Monthly Base Charges or Variable Service Charges; or (iii) may result in an increase in the Monthly Base Charges or Variable Service Charges. EDS may not increase the Monthly Base Charges or Variable Service Charges for a Change unless the Change will result in an increase in EDS’ costs when compared with the costs of existing Services at the same volume and Service Levels.

OR
(b)

EDS shall provide a written response stating what further information or investigation is required in order to respond, and provide details of the required information or investigation and a date by which the Contract Amendment will be provided to the Customer, in which case the Customer and EDS Account Managers must meet within four (4) business days of receipt by the Customer of such request for further information so as to discuss, request and provide, where possible, the additional information, or to arrange the further investigation, reasonably requested. Within ten (10) business days of EDS’s receipt of the information or the conclusion of the investigation or such other date agreed to by the Parties, EDS shall then provide the Customer with the Contract Amendment which shall include the information set forth in Section 1.4 (a) above.

1.5

The Customer shall, within a reasonable period of time (having regard to the Change Start Date) but no later than ten (10) business days after its receipt of the Contract Amendment, notify EDS as to whether it wishes to proceed with the implementation of the Change under the terms of the Contract Amendment.

1.6

If the Customer does not accept a Contract Amendment, it shall provide a counter-proposal which the Customer would be willing to accept (before referring any matter in relation to the Contract Amendment for dispute resolution).

1.7

If the Customer accepts the Contract Amendment (either as submitted by EDS or as amended by agreement between the Parties) then the Parties shall execute, as soon as possible thereafter, two copies of the Contract Amendment, with EDS and the Customer each retaining one copy of the Contract Amendment so executed. Upon the Contract Amendment being executed by both EDS and the Customer (which in the case of Customer must be signed by a Customer Vice President or President and EDS shall have the right to rely on the title of the Customer officer stated on the Contract Amendment), the Contract Amendment will be deemed to form part of this Agreement and the relevant part of the Agreement will be amended as set forth in the Contract Amendment. EDS must not take any action with respect to a Contract Amendment until the Customer has executed the Contract Amendment, and the Customer is not liable for any additional expenditure incurred by EDS in taking any action with respect to a Contract Amendment until it has been signed by both EDS and the Customer unless the Customer has otherwise approved that expenditure in writing.

Exhibit 20 - Page 2 of 4

DTG and EDS Confidential	Exhibit 20

1.8	If EDS and the Customer cannot agree on any issue relating to the Contract Amendment, then:
1.8.1

if the dispute is about a change in the Monthly Base Charges or Variable Service Charges, that matter will be resolved in accordance with the dispute resolution provisions of the Agreement; provided, however, the process shall not (unless otherwise agreed between the Account Managers) delay in any way the date identified in the Contract Amendment upon which performance of the Change will commence (the "Change Start Date") if:

(a)	the Parties agree on all other matters contained in the Contract Amendment;
(b)	the Contract Amendment has been executed (subject to resolution of the dispute about the Monthly Base Charges or Variable Service Charges); and
(c)	the Customer has agreed to pay EDS’ actual costs incurred, if any, in implementing and performing the Change pending resolution of the dispute.
1.8.2

If the dispute is about Service Levels, or any other matter aside from those covered in Section 1.8.1, it will be resolved in accordance with the dispute resolution provisions of the Agreement and a revised Change Start Date shall be as agreed by the Parties or determined pursuant to the dispute resolution proceedings.

1.9

If Customer wishes to proceed on the terms of the Contract Amendment, the Customer shall pay any up front charges referred to in the Contract Amendment and this Agreement and EDS shall commence performance of the Change upon the Change Start Date.

2.	GENERAL PROVISIONS
2.1	EDS and the Customer will each bear its own costs related to any investigations into a Change. Both Parties shall make Change requests reasonably and in good faith.

Exhibit 20 - Page 3 of 4

DTG and EDS Confidential	Exhibit 20

2.2	EDS shall not be obliged to provide a Change if to do so would make it either:
2.2.1	technically or operationally non-viable; or
2.2.2	contrary to law.

Exhibit 20 - Page 4 of 4

DTG and EDS confidential	Exhibit 21

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Exhibit 21

TERMINATION ASSISTANCE

Exhibit 21 - Page 1 of 1

DTG and EDS CONFIDENTIAL	Exhibit 22 Benchmarking

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EXHIBIT 22

BENCHMARKING

Exhibit 22 - Page 1 of 1